DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia * London

Delaware
Delchester Fund

Delaware
High-Yield
Opportunities Fund
Class A o Class B o Class C

Prospectus September 29, 1999

Current Income Funds



PHOTO OF ILLUSTRATION FROM
 CURRENT INCOME BROCHURE






The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of contents
-----------------------------------------------------------------
Fund profiles                                              page 2
Delaware Delchester Fund                                        2
Delaware High-Yield Opportunities Fund                          4
-----------------------------------------------------------------
How we manage the Funds                                    page 6
Our investment strategies                                       6
The securities we typically invest in                           7
The risks of investing in the Funds                             9

-----------------------------------------------------------------
Who manages the Funds                                     page 11
Investment manager                                             11
Portfolio managers                                             11
Fund administration (Who's who)                                12

-----------------------------------------------------------------
About your account                                        page 13
Investing in the Funds                                         13
   Choosing a share class                                      13
How to reduce your sales charge                                15
How to buy shares                                              16
Retirement plans                                               17
How to redeem shares                                           18
Account minimums                                               19
Special services                                               19
Dividends, distributions and taxes                             21
Certain management considerations                              21

-----------------------------------------------------------------


Financial highlights                                      page 22


                                                                      1
                                                                      ----------

Profile: Delaware Delchester Fund

What are the Fund's goals?

 Delaware Delchester Fund seeks as high a level of current income as is consistent with providing reasonable safety. Although the Fund will strive to achieve its goal, there is no assurance that it will.

Who should invest in the Fund

 o Investors looking for a fixed-income investment that offers potential for very high current income.

 o Investors with long-term financial goals.

Who should not invest in the Fund

 o Investors with short-term financial goals.

 o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

What are the Fund's main investment strategies? We invest primarily in high-yielding corporate bonds rated BB or lower by Standard and Poor's Ratings Group or similarily rated by another nationally recognized statistical ratings organization (NRSRO). These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment-grade bonds. We may also invest in unrated bonds if we judge them to be of comparable quality. We will select bonds primarily based on the income potential they offer and on our evaluation of the bond issuers' ability to make interest payments and repay principal.

We may also invest in investment-grade corporate bonds, U.S. government securities and high quality commercial paper, though these are not expected to be a significant component of our strategy under normal circumstances.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to higher credit risk--the risk that the issuer will be unable to make payments on interest and principal, particularly under adverse economic conditions. For a more complete discussion of risk, please turn to page 9.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

How has Delaware Delchester Fund performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of all shares for the one-, five-, and ten-year or lifetime periods, if applicable. The Fund's past performance does not necessarily indicate how it will perform in the future.

[bar chart]


Year-by-year total return (Class A)

--------------------------------------------------------------------------------
1989     1990    1991    1992    1993    1994    1995   1996     1997     1998
--------------------------------------------------------------------------------
0.75%  -12.20%  43.45%  17.19%  16.50%  -4.47%  13.99%  12.33%   13.91%  -1.81%
--------------------------------------------------------------------------------

As of June 30, 1999, the Fund's Class A shares had a year-to-date return of 0.13%. During the ten years illustrated in this bar chart, Class A's highest quarterly return was 18.33% for the quarter ended March 31, 1991 and its lowest quarterly return was -8.25% for the quarter ended September 30, 1990.


The maximum Class A sales charge of 4.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page 3 do include the sales charge.


         2
----------

--------------------------------------------------------------------------------
                               Average annual returns for period ending 12/31/98

 CLASS                           A                   B                    C                Salomon Smith      Merrill Lynch
                                                                                          Barney Cash Pay       High-Yield
                                                                                         High-Yield Index     Master Index
                                        (if redeemed)*       (if redeemed)*
                                   (Inception 8/20/70)    (Inception 5/2/94)           (Inception 11/29/95)
 1 year                     -6.48%              -6.11%                -3.43%                          4.43%           2.95%
 5 years                     5.43%                 N/A                   N/A                          9.13%           9.11%
 10 years or Lifetime**      9.26%               6.21%                 7.28%                            N/A          11.18%

  The table above shows the Fund's average annual returns compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The Salomon Smith Barney Cash Pay High-Yield Index is the primary benchmark for this Fund. However, we also show the Merrill Lynch High-Yield Master Index because the Salomon Index has not been in existence for the entire 10-year period shown here.
 *If redeemed at end of period shown. If shares were not redeemed, the returns for Class B would be -2.54% and 6.51% for the one-year and lifetime periods, respectively. Returns for Class C would be -2.54% and 7.28% for the one-year and lifetime periods, respectively.
**Lifetime returns are shown if the Fund or Class existed for less than 10 years. Merrill Lynch High-Yield Master Index returns are for 10 years. Index returns for Class B and Class C lifetimes were 10.51% and 9.46%, respectively. Maximum sales charges are included in the Fund returns above.

What are the Fund's fees and expenses?
                                                    CLASS                                              A           B          C
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from your     Maximum sales charge (load) imposed on
investments when you buy or sell shares of          purchases as a percentage of offering price       4.75%       none       none
the Fund.                                          Maximum contingent deferred sales charge (load)
                                                    as a percentage of original purchase price or
                                                    redemption price, whichever is lower              none(1)       4%(2)      1%(3)
                                                   Maximum sales charge (load) imposed on
                                                    reinvested dividends                              none        none       none
                                                   Redemption fees                                    none        none       none

------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from   Management fees                                    0.61%       0.61%      0.61%
the Fund's assets.                                 Distribution and service (12b-1) fees              0.25%(4)    1.00%      1.00%
                                                   Other expenses                                     0.27%       0.27%      0.27%
                                                   Total operating expenses                           1.13%       1.88%      1.88%

                                                   CLASS(6)                     A           B             B          C           C
                                                                                               (if redeemed)           (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the     1 year                    $585        $191          $591        $191       $291
cost of investing in the Fund to the cost of         3 years                   $817        $591          $891        $591       $591
investing in other mutual funds with similar         5 years                 $1,068      $1,016        $1,216      $1,016     $1,016
investment objectives. We show the cumulative        10 years                $1,784      $2,005        $2,005      $2,201     $2,201
amount of Fund expenses on a hypothetical
investment of $10,000 with an annual 5% return
over the time shown.5 This is an example only,
and does not represent future expenses, which
may be greater or less than those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.

(2) If you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for Delaware Delchester Fund's Class A shares that went into effect on June 1, 1992. Under this formula, 12b-1 plan expenses will not be more than 0.30% nor less than 0.10%.

(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

(6) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

                                                                      3
                                                                      ----------

Profile: Delaware High-Yield Opportunities Fund

What are the Fund's goals?

   Delaware High-Yield Opportunities Fund seeks total return and, as a secondary objective, high current income. Although the Fund will strive to achieve its goal, there is no assurance that it will.

Who should invest in the Fund

o Investors with long-term financial goals.

o Investors looking for a fixed-income investment that offers a combination of total return with high current income.

o Investors who want a total return-oriented income investment as a diversification tool for long-term, equity-oriented portfolios.

Who should not invest in the Fund

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

What are the Fund's main investment strategies? We invest primarily in corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO. These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Fund will also invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Fund may also invest in U.S. and foreign government securities and corporate bonds of foreign issuers. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by adverse changes in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards. For a more complete discussion of risk, please turn to page 9.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

How has Delaware High-Yield Opportunities Fund performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show returns for the Fund's Class A shares for the past two calendar years, as well as the average annual returns of Class A shares for one year and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense limitations. The returns would be lower without the expense limitations.


[bar chart]

Year-by-year total return (Class A)

-----------------------------
1997                1998
-----------------------------
17.31%              2.85%
-----------------------------


As of June 30, 1999, the Fund's Class A shares had a return of 1.84%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 6.14% for the quarter ended June 30, 1997 and its lowest quarterly return was -3.98% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 4.75%, which is normally assessed when you purchase shares, is not reflected in the total returns above or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page 5 do include the sales charge.



         4
----------

How has Delaware High-Yield Opportunities Fund performed?
--------------------------------------------------------------------------------
                              Average annual returns for periods ending 12/31/98

CLASS                                       A                      Salomon Smith
                                                                 Barney Cash Pay
                                                                High-Yield Index
                          (Inception 12/30/96)
1 year                                  -1.97%                             4.43%
Lifetime                                 7.19%                             8.70%

The table above shows the Fund's average annual returns compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

What are the Fund's fees and expenses?      CLASS                                                        A            B            C
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly        Maximum sales charge (load) imposed on
from your investments when you buy or          purchases as a percentage of offering price          4.75%        none         none
sell shares of the Fund.                    Maximum contingent deferred sales charge (load)
                                               as a percentage of original purchase price or
                                               redemption price, whichever is lower                none(1)       4%(2)         1%(3)
                                            Maximum sales charge (load) imposed on
                                               reinvested dividends                                  none        none         none
                                            Redemption fees                                          none        none         none

------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are          Management fees                                          0.65%       0.65%        0.65%
deducted from the Fund's assets.            Distribution and service (12b-1) fees                    0.30%       1.00%        1.00%
                                            Other Expenses                                           0.94%       0.94%        0.94%
                                            Total annual fund operating expenses                     1.89%       2.59%        2.59%
                                            Fee waivers and payments4                               (0.59%)     (0.59%)      (0.59%)
                                            Net expenses                                             1.30%       2.00%        2.00%

                                            CLASS(6)                 A            B              B             C              C
                                                                                        (if redeemed)                (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you        Without fee limitation
compare the cost of investing in the            1 year              $658           $262           $662          $262           $362
Fund to the cost of investing in                3 years           $1,041           $805         $1,105          $805           $805
other mutual funds with similar                 5 years           $1,448         $1,375         $1,575        $1,375         $1,375
investment objectives. We show the             10 years           $2,581         $2,754         $2,754        $2,925         $2,925
cumulative amount of Fund expenses on
a hypothetical investment of $10,000
with an annual 5% return over the
time shown.(5) This is an example
only, and does not represent future
expenses, which may be greater or
less than those shown here.

CLASS(6)                                                                 A            B              B             C              C
                                                                                        (if redeemed)                (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
                                            With fee limitation(4)
                                                1 year              $601           $203           $603          $203           $303
                                                3 years             $868           $627           $927          $627           $627
                                                5 years           $1,154         $1,078         $1,278        $1,078         $1,078
                                               10 years           $1,968         $2,115         $2,115        $2,327         $2,327

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.
(2) If you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The investment manager has contracted to waive fees and pay expenses from October 1, 1999 through September 30, 2000 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.00% of average daily net assets.
(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
(6) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

                                                                               5
                                                                      ----------

How we manage the Funds

Our investment strategies
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Funds. Following are descriptions of how the portfolio managers pursue the Funds' investment goals.

We take a disciplined approach to investing, combining

investment strategies and risk management techniques

that can help shareholders meet their goals.

For both Delaware Delchester Fund and Delaware High-Yield Opportunities Fund, we invest primarily in fixed-income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations.

We expect to invest the majority of the Funds' assets primarily in high-yield bonds or junk bonds, which involve greater risks than investment grade bonds. The Funds may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds.

Before selecting high-yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

We maintain a well-diversified portfolio of high-yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

Delaware Delchester Fund

Our primary goal for Delaware Delchester Fund is to provide high current income. For this reason, the income potential of a bond is a key selection criterion.

It is our policy to invest at least 80% of our assets in corporate bonds, U.S. government securities or commercial paper of companies rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's Investors Service, Inc. (which are two NRSROs). We are required to invest primarily in corporate bonds rated BBB or below; however, we particularly emphasize those rated BB or B. We generally focus more on bonds rated B in times of economic growth and more on bonds rated BB when the economy appears to be slowing.

How to use
this glossary

This glossary includes
definitions of investment
terms used throughout the       Glossary A-C      Amortized cost                                              Average maturity
prospectus. If you would like                     ----------------------------------------------------------------------------------
to know the meaning of an                         Amortized cost is a method used to value                    An average of when
investment term that is not                       a fixed-income security that starts with                    the individual bonds
explained in the text please                      the face value of the security and then                     and other debt
check the glossary.                               adds or subtracts from that value depending                 securities held in a
                                                  on whether the purchase price was greater or                portfolio will mature.
                                                  less than the value of the security  at maturity.
                                                  The amount greater or less than the par value is
                                                  divided equally over the time remaining until maturity.

6
----------

Delaware High-Yield Opportunities Fund

Delaware High-Yield Opportunities Fund strives to provide total return, with income as a secondary objective. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation. At least 65% of the Fund's assets will be invested in corporate bonds rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO, or if unrated, that we judge to be of comparable quality. Delaware High-Yield Opportunities Fund also may invest in bonds of foreign issuers in pursuit of its objective.

Delaware Delchester Fund's investment objective--to seek as high a level of current income as is consistent with providing reasonable safety and Delaware High-Yield Opportunities Fund's investment objective-- to seek total return and, as a secondary objective, high current income--are non-fundamental objectives. This means that the Board of Trustees may change a Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                                     How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                     Delaware Delchester Fund            Delaware High-Yield Opportunities Fund
                                                   ---------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations       Delaware Delchester Fund may        Delaware High-Yield Opportunities Fund may
issued by a corporation and rated lower than       invest without limit in             invest without limit in high-yield
investment grade by an NRSRO such as S&P or        high-yield corporate bonds.         corporate bonds. The Fund generally will not
Moody's or, if unrated, that we believe are        Emphasis is typically on those      purchase corporate bonds which, at the time
of comparable quality. These securities are        rated BB or B by an NRSRO.          of purchase, are rated lower than CCC by S&P
considered to be of poor standing and                                                  or Caa by Moody's.
predominantly speculative.

U.S. government securities:  Direct U.S.           Both Funds may invest without limit in U.S. government securities. However,
obligations including bills, notes, bonds          they will typically be a small percentage of the portfolio because they
and other debt securities issued by the U.S.       generally do not offer as high a level of current income as high-yield corporate
Treasury or securities of U.S. government          bonds.
agencies or instrumentalities which are
backed by the full faith and credit of the
United States.

Foreign government or corporate securities:        Delaware Delchester Fund may not    Delaware High-Yield Opportunities Fund may
Securities issued by foreign governments or        invest in securities of foreign     invest up to 15% of its total assets in
supranational entities or foreign corporations.    issuers.                            securities of issuers domiciled in foreign
                                                                                       countries including both established
A supranational entity is an entity established                                        countriesand those with emerging markets.
or financially supported by the national
governments of one or more countries. The
International Bank for Reconstruction and
Development (more commonly known as the
World Bank) is one example of a supranational
entity.

------------------------------------------------------------------------------------------------------------------------------------


Bond                                               Bond ratings                        Capital
----------------------------------------------------------------------------------------------------------------------------------->
A debt security, like an IOU, issued by a          Independent evaluations of          The amount of money you invest.
company, municipality or government agency. In     creditworthiness, ranging from
return for lending money to the issuer, a bond     Aaa/AAA (highest quality) to D
buyer generally receives fixed periodic interest   (lowest quality). Bonds rated
payments and repayment of the loan amount on a     Baa/BBB or better are considered
specified maturity date. A bond's price changes    investment grade. Bonds rated
prior to maturity and is inversely related to      Ba/BB or lower are commonly known
current interest rates. When interest rates        as junk bonds. See also Nationally
rise, bond prices fall, and when interest rates    recognized statistical rating
fall, bond prices rise.                            organization.

                                                                      7
                                                                      ----------

------------------------------------------------------------------------------------------------------------------------------------
                Securities                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                        Delaware Delchester Fund           Delaware High-Yield Opportunities Fund
                                                   ---------------------------------------------------------------------------------

Zero coupon bonds and payment-in-kind bonds:       We may invest in zero coupon bonds and payment-in-kind bonds, though we do
Zero coupon bonds are debt obligations which       not expect this to be a significant component of our strategy. The market
do not entitle the holder to any periodic          prices of these bonds are generally more volatile than the market prices
payments of interest prior to maturity or a        of securities that pay interest periodically and are likely to react to
specified date when the securities begin paying    changes in interest rates to a greater degree than interest-paying bonds
current interest. Therefore, they are issued and   having similar maturities and credit quality. They may have certain tax
traded at a price lower than their face amounts    consequences which, under certain conditions, could be adverse to the
or par value. Payment-in-kind bonds pay interest   Funds.
or dividends in the form of additional bonds or
preferred stock.

Repurchase agreements: An agreement between        Typically, we use repurchase agreements as a short-term investment for
a buyer and seller of securities in which the      each Fund's cash position. In order to enter into these repurchase
seller agrees to buy the securities back within    agreements, a Fund must have collateral of at least 102% of the repurchase
a specified time at the same price the buyer       price. No more than 10% of either Fund's assets may be invested in
paid for them, plus an amount equal to an          repurchase agreements of over seven days' maturity.
agreed upon interest rate. Repurchase agreements
are often viewed as equivalent to cash.

Restricted securities: Privately placed            We may invest in privately placed securities that are eligible for resale
securities whose resale is restricted under        only among certain institutional buyers without registration, including
securities law.                                    Rule 144A Securities.

                                                   Restricted securities that are      Restricted securities that are determined
                                                   determined to be illiquid may not   to be illiquid may not exceed Delaware
                                                   exceed Delaware Delchester Fund's   High-Yield Opportunities Fund's 15% limit
                                                   10% limit on illiquid securities,   on illiquid securities, which is described
                                                   which is described below.           below.

Illiquid securities: Securities that do not        We may invest up to 10% of net      We may invest up to 15% of net assets in
have a ready market, and cannot be easily          assets in illiquid securities,      illiquid securities, including repurchase
sold within seven days at approximately the        including repurchase agreements     agreements with maturities of over seven
price that a fund has valued them.                 with maturities of over seven       days.
                                                   days.
------------------------------------------------------------------------------------------------------------------------------------

Delaware Delchester Fund and Delaware High-Yield Opportunities Fund may also invest in other income-producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities   Each Fund may lend up to 25% of its assets to qualified
brokers, dealers and institutional investors for their use in security transactions.

Borrowing from banks   Each Fund is permitted to borrow money but normally does
not do so. As a temporary measure for extraordinary purposes or to meet redemption requests, a Fund may borrow up to one-third of the value of its assets.

Purchasing securities on a when-issued or delayed delivery basis     Delaware
Delchester Fund and Delaware High-Yield Opportunities Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery up to 45 days later.

Portfolio turnover    We anticipate that each Fund's annual portfolio turnover
will exceed 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for the Funds.

Glossary C  Capital appreciation            Capital gains distributions                            Commission
------------------------------------------------------------------------------------------------------------------------------------
            An increase in the value of     Payments to mutual fund shareholders of profits        The fee an investor pays to a
            an investment.                  (realized gains) from the sale of a fund's portfolio   financial adviser for investment
                                            securities. Usually paid once a year; may be either    advice and help in buying or
                                            short-term gains or long-term gains.                   selling mutual funds, stocks,
                                                                                                   bonds or other securities.

         8
----------

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. An investment in Delaware Delchester Fund or Delaware High-Yield Opportunities Fund typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in these Funds. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                    Risks                                                    How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                     Delaware Delchester Fund             Delaware High-Yield Opportunities Fund
                                                   ---------------------------------------------------------------------------------
Market risk is the risk that all or a majority     We maintain a long-term investment approach and focus on bonds that we
of the securities in a certain market--like the    believe will continue to pay interest regardless of interim market
stock or bond market--will decline in value        fluctuations. We do not try to predict overall bond market or interest
because of factors such as economic conditions,    rate movements and do not trade for short-term purposes.
future expectations or investor confidence.
                                                   We may hold a substantial part of each Fund's assets in cash or cash equivalents as a temporary defensive strategy.

Industry and security risk is the risk that the    We limit the amount of each Fund's assets invested in any one industry and
value of securities in a particular industry or    in any individual security. We also follow a rigorous selection process
the value of an individual stock or bond will      before choosing securities for each Fund.
decline because of changing expectations for
the performance of that industry or for the
individual company issuing the stock or bond.

Interest rate risk is the risk that securities     Each Fund is subject to interest rate risk. We cannot eliminate that risk,
will decrease in value if interest rates rise.     but we do strive to manage it by monitoring economic conditions.
The risk is greater for bonds with longer
maturities than for those with shorter maturities.

Credit risk is the risk that there is the          Our careful, credit-oriented bond selection and our commitment to hold a
possibility that a bond's issuer will be unable    diversified selection of high-yield bonds are designed to manage this to make timely payments of interest and principal. risk.

Investing in so-called "junk" or "high-yield"      For Delaware High-Yield Opportunities
bonds entails the risk of principal loss,          Fund: We generally do not purchase
which may be greater than the risk involved        corporate bonds which, at the time of
in investment grade bonds. High-yield bonds are    purchase, are rated lower than CCC by S&P
sometimes issued by companies whose earnings at    or Caa by Moody's. If a corporate bond
the time of issuance are less than the projected   held by the Fund drops below these levels
debt service on the junk bonds.                    or goes into default, the Fund will begin
                                                   to sell the security in an orderly manner,
                                                   striving to minimize any adverse effect on
                                                   the Fund.

Recession risk Although the market for             It is likely that protracted periods of economic uncertainty would cause
high-yield bonds existed through periods of        increased volatility in the market prices of high-yield bonds, an increase
economic downturns, the high-yield market          in the number of high-yield bond defaults and corresponding volatility in
grew rapidly during the long economic              each Fund's net asset value. In the past, uncertainty and volatility in
expansion which took place in the United           the high-yield market have resulted in volatility in a Fund's net asset
States during the 1980s. During that               value.
economic expansion, the use of high-yield
debt securities to finance highly leveraged        In striving to manage this risk, we allocate assets across a wide range of
corporate acquisitions and restructurings          industry sectors. We may emphasize industries that have been less
increased dramatically. As a result, the           susceptible to economic cycles in the past, particularly if we believe
high-yield market grew substantially. Some         that the economy may be entering into a period of slower growth.
analysts believe a protracted economic
downturn would severely disrupt the market
for high-yield bonds, adversely affect the
value of outstanding bonds and adversely
affect the ability of high-yield issuers to
repay principal and interest.

------------------------------------------------------------------------------------------------------------------------------------

Compounding               Consumer Price Index (CPI)              Contingent deferred sales            Corporate bond
                                                                  charge (CDSC)
----------------------------------------------------------------------------------------------------------------------------------->
Earnings on an            Measurement of U.S. inflation;          Fee charged by some mutual funds     A debt security issued by
investment's previous     represents the price of a basket of     when shares are redeemed (sold       a corporation. See Bond.
earnings.                 commonly purchased goods.               back to the fund) within a set
                                                                  number of years; an alternative
                                                                  method for investors to compensate
                                                                  a financial adviser for advice and
                                                                  service, rather than an up-front
                                                                  commission.

                                                                      9
                                                                      ----------

------------------------------------------------------------------------------------------------------------------------------------
Risks                                                                     How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                     Delaware Delchester Fund              Delaware High-Yield Opportunities Fund
                                                   ---------------------------------------------------------------------------------

Foreign risk is the risk that foreign              The Fund does not invest in         We may invest only 15% of the portfolio in
securities may be adversely affected by            foreign securities.                 securities of foreign issuers. We
political instability, changes in currency                                             carefully evaluate the reward and risk
exchange rates, foreign economic conditions                                            associated with each foreign security that
or inadequate regulatory and accounting                                                we consider.
standards.

Liquidity risk is the possibility that             A less liquid secondary market may have an adverse effect on a Fund's
securities cannot be readily sold within           ability to dispose of particular issues, when necessary, to meet a Fund's
seven days at approximately the price that a       liquidity needs or in response to a specific economic event, such as the
fund values them.                                  deterioration in the creditworthiness of the issuer. In striving to manage this risk, we evaluate the size of a bond issuance as a way to anticipate
There is generally no established retail           its likely liquidity level.
secondary market for high-yield securities.
As a result, the secondary market for              We may invest only 10% of net       We may invest only 15% of net assets in
high-yield securities is more limited and          assets in illiquid securities.      illiquid securities.
less liquid than other secondary securities
markets. The high-yield secondary market is
particularly susceptible to liquidity
problems when the institutions, such as
mutual funds and certain financial
institutions, which dominate it temporarily
stop buying bonds for regulatory, financial
or other reasons.

Adverse publicity and investor perceptions may also disrupt the secondary market for high-yield securities.

Valuation risk A less liquid secondary             Each Fund's privately placed high-yield securities are particularly
market as described above can make it more         susceptible to the liquidity and valuation risks. We will strive to manage
difficult to obtain precise valuations of          this risk by carefully evaluating individual bonds and by limiting the
the high-yield securities in its portfolio.        amount of the portfolio that can be allocated to privately placed
During periods of reduced liquidity,               high-yield securities.
judgment plays a greater role in valuing
high-yield securities.

Redemption risk If investors redeem more           Volatility in the high-yield market could increase redemption risk. We
shares of a fund than are purchased for an         strive to maintain a cash balance sufficient to meet any redemptions. We
extended period of time, a fund may be             may also borrow money, if necessary, to meet redemptions.
required to sell securities without regard
to the investment merits of such actions.
This could decrease a fund's asset base,
potentially resulting in a higher expense
ratio.

Legislative and regulatory risk The United         We monitor the status of regulatory and legislative proposals to evaluate
States Congress has from time to time taken        any possible effects they might have on each Fund's portfolio.
or considered legislative actions that could
adversely affect the high-yield bond market.
For example, Congressional legislation has,
with some exceptions, generally prohibited
federally insured savings and loan
institutions from investing in high-yield
securities. Regulatory actions have also
affected the high-yield market. Similar
actions in the future could reduce liquidity
for high-yield issues, reduce the number of
new high-yield securities being issued and
could make it more difficult for a fund to
attain its investment objective.

------------------------------------------------------------------------------------------------------------------------------------

Glossary D-F  Depreciation           Diversification                Dividend distribution             Duration
              ----------------------------------------------------------------------------------------------------------------------
              A decline in an        The process of spreading       Payments to mutual fund           A measurement of a fixed-
              investment's value.    investments among a            shareholders of dividends         income investment's price
                                     number of different            passed along from the             volatility. The larger the
                                     securities, asset classes or   fund's portfolio of securities.   number, the greater the likely
                                     investment styles to reduce                                      price change for a given
                                     the risks of investing.                                          change in interest rates.

        10
----------

Who manages the Funds

Investment manager


The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid fees for the last fiscal year as follows:

                                                  Investment Management Fees

                                               Delaware      Delaware High-Yield
                                            Delchester Fund   Opportunities Fund
 As a percentage of average daily net            0.58%               0.02%*
 assets

*Reflects the waiver of fees by the
 manager.

Portfolio
managers

Paul A. Matlack and Gerald T. Nichols have primary responsibility for making day-to-day investment decisions for each Fund. Mr. Matlack and Mr. Nichols have been members of Delaware Delchester Fund's management team since 1990, and were named co-managers of the Fund in January 1993. Mr. Matlack and Mr. Nichols have been members of Delaware High-Yield Opportunities Fund's management team since the Fund's inception.

Paul A. Matlack, Vice President/Senior Portfolio Manager for the Funds, is a CFA charterholder and graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank.

Gerald T. Nichols, Vice President/Senior Portfolio Manager for the Funds, is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in Finance. Prior to joining Delaware Investments, he was a high-yield credit analyst at Waddell & Reed, Inc. and subsequently the investment officer for a private merchant banking firm. He is a CFA charterholder.

Expense ratio                                                    Financial adviser               Fixed-income securities
----------------------------------------------------------------------------------------------------------------------------------->
A mutual fund's total operating expenses, expressed as a         Financial professional (e.g.,   With fixed-income securities, the
percentage of its total net assets. Operating expenses are the   broker, banker, accountant,     money you originally invested is
costs of running a mutual fund, including management fees,       planner or insurance agent)     paid back at a pre-specified
offices, staff, equipment and expenses related to maintaining    who analyzes clients' finances  maturity date. These securities,
the fund's portfolio of securities and distributing its shares.  and prepares personalized       which include government, corporate
They are paid from the fund's assets before any earnings are     programs to meet objectives.    or municipal bonds, as well as
distributed to shareholders.                                                                     money market securities, typically
                                                                                                 pay a fixed rate of return (often
                                                                                                 referred to as interest).
                                                                                                 See Bond.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.


                                                               Board of Trustees

   Investment manager                                                                                         Custodian
Delaware Management Company                                                                           The Chase Manhattan Bank
   One Commerce Square                                             The Funds                           4 Chase Metrotech Center
  Philadelphia, PA 19103                                                                                 Brooklyn, NY 11245


                                                   Distributor                                 Service agent
                                          Delaware Distributors, L.P.                 Delaware Service Company, Inc.
   Portfolio managers                          1818 Market Street                           1818 Market Street
(see page 11 for details)                     Philadelphia, PA 19103                       Philadelphia, PA 19103




                                                                  Shareholders



Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor    Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.

Service agent    Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers       Financial advisers provide advice to their
clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders       Like shareholders of other companies, mutual fund
shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

Glossary G-N

Government securities               Inflation                       Investment goal                   Management fee
------------------------------------------------------------------------------------------------------------------------------------

Securities issued by the            The increase in the cost        The objective, such as long-      The amount paid by a mutual
U.S. government or its              of goods and services           term capital growth or high       fund to the investment adviser
agencies. They include              over time. U.S. inflation is    current income, that a            for management services,
Treasuries as well as               frequently measured by          mutual fund pursues.              expressed as an annual
agency-backed securities            changes in the Consumer                                           percentage of the fund's
such as Fannie Maes.                Price Index (CPI).                                                average daily net assets.


About your account
Investing in the Funds

You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Class A
Choosing a share class

o Class A shares have an up-front sales charge of up to 4.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.
o   If you invest $100,000 or more, your front-end sales charge will be reduced.
o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information for details.
o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.
o Class A shares generally are not subject to a contingent deferred sales charge, except in the limited circumstances described in the table below.

Class A Sales Charges

-----------------------------------------------------------------------------------------------------
                      Sales charge as %           Sales charge as % of     Dealer's commission as
Amount of purchase    of offering price             amount invested         % of offering price
-----------------------------------------------------------------------------------------------------

                                                                  Delaware
                                               Delaware          High-Yield
                                              Delchester        Opportunities
-----------------------------------------------------------------------------------------------------
Less than $100,000       4.75%                  5.05%              5.08%            4.00%

$100,000 but
under $250,000           3.75%                  3.97%              3.91%            3.00%

$250,000 but
under $500,000           2.50%                  2.53%              2.54%            2.00%

$500,000 but
under $1,000,000         2.00%                  2.04%              2.04%            1.60%

-----------------------------------------------------------------------------------------------------
As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year.
-----------------------------------------------------------------------------------------------------
                      Sales charge as %           Sales charge as % of     Dealer's commission as
Amount of purchase    of offering price             amount invested         % of offering price
-----------------------------------------------------------------------------------------------------
$1 million up to $5 million     none                       none                      1.00%

Next $20 million
up to $25 million               none                       none                      0.50%
Amount over $25 million         none                       none                      0.25%
-----------------------------------------------------------------------------------------------------

                                                                   Merrill Lynch High-Yield                NASD Regulation, Inc.
Market capitalization                     Maturity                  Master Index                            (NASD)
------------------------------------------------------------------------------------------------------------------------------------
The value of a corporation determined     The length of time        The Merrill Lynch                       A self-regulating
by multiplying the current market         until a bond issuer       High-Yield Master                       organization,
price of a share of common stock by       must repay the            Index provides a                        consisting of
the number of shares held by              underlying loan           broad-based measure of                  brokerage firms
shareholders. A corporation with          principal to              the performance of                      (including distributors
one million shares outstanding            bondholders.              the non-investment                      of mutual funds),
and the market price per share                                      grade U.S. domestic                     that is responsible
of $10 has a market                                                 bond market. The index                  for overseeing the
capitalization of $10 million.                                      currently captures                      actions of
                                                                    close to $200 billion                   its members.
                                                                    in outstanding debt
                                                                    of domestic market
                                                                    issuers rated below
                                                                    investment grade but
                                                                    not in default.


Class B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first two years after you buy them, the shares will be subject to a contingent deferred sales charge of 4%. The contingent deferred sales charge is 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information for details.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on theseshares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information for details.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation onmaximum purchases varies for retirement plans.

Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Glossary N-R

Nationally recognized statistical rating
organization (NRSRO)                                                                           Net asset value (NAV)
------------------------------------------------------------------------------------------------------------------------------------
A company that assesses the credit quality of bonds, commercial paper, preferred               The daily dollar value of one
and common stocks and municipal short-term issues, rating the probability that                 mutual fund share. Equal to a
the issuer of the debt will meet the scheduled interest payments and repay the                 fund's net assets divided by the
principal. Ratings are published by such companies as Moody's Investors Service,               number of shares outstanding.
Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Duff & Phelps, Inc.
(Duff), and Fitch IBCA, Inc. (Fitch).

How to reduce your
sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Share class
Program                    How it works                                  A               B                             C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent           Through a Letter of Intent you agree to      X              Although the Letter of Intent and Rights of
                           invest a certain amount in Delaware                         Accumulation do not apply to the purchase of
                           Investments Funds (except money                             Class B and C shares, you can combine your
                           market funds with no sales charge) over a                   purchase of Class A shares with your purchase
                           13-month period to qualify for reduced                      of B and C shares to fulfill your Letter of
                           front-end sales charges.                                    Intent or qualify for Rights of Accumulation.



Rights of Accumulation     You can combine your holdings or             X
                           purchases of all funds in the Delaware
                           Investments family (except money
                           market funds with no sales charge) as
                           well as the holdings and purchases of
                           your spouse and children under 21 to
                           qualify for reduced front-end sales
                           charges.

Reinvestment of redeemed   Up to 12 months after you redeem             For Class A,   For Class B, your           Not available.
shares                     shares, you can reinvest the proceeds        you will       account will be
                           with no additional sales charge.             not have       credited with the
                                                                        to pay an      contingent deferred
                                                                        additional     sales charge you
                                                                        front-end      previously paid on the
                                                                        sales charge.  amount you are
                                                                                       reinvesting. Your
                                                                                       schedule for
                                                                                       contingent deferred
                                                                                       sales charges and
                                                                                       conversion to Class A
                                                                                       will not start over
                                                                                       again; it will pick up
                                                                                       from the point at
                                                                                       which you redeemed
                                                                                       your shares.

SIMPLE IRA, SEP IRA,       These investment plans may qualify for       X              There is no reduction in sales charges for
SARSEP, Prototype Profit   reduced sales charges by combining the                      Class B or Class C shares for group purchases
Sharing, Pension, 401(k),  purchases of all members of the group.                      by retirement plans.
SIMPLE 401(k), 403(b)(7),  Members of these groups may also
and 457 Retirement Plans   qualify to purchase shares without a
                           front-end sales charge and a waiver of
                           any contingent deferred sales charges.
------------------------------------------------------------------------------------------------------------------------------------

Preferred stock                             Principal              Prospectus                                Redeem
----------------------------------------------------------------------------------------------------------------------------------->
Preferred stock has preference over       Amount of money you      The official offering document that       To cash in your shares
common stock in the payment of            invest (also called      describes a mutual fund, containing       by selling them back to
dividends and liquidation of assets.      capital). Also refers    information required by the SEC, such     the mutual fund.
Preferred stocks also often pay           to a bond's original     as investment objectives, policies,
dividends at a fixed rate and are         face value, due to       services and fees.
sometimes convertible into common         be repaid at
stock.                                    maturity.


How to buy shares

[graphic omitted]
Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

[graphic omitted]
By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[graphic omitted]
By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[graphic omitted]
By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

[graphic omitted]
Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

Glossary R-S

                                                                                   Salomon Smith Barney Cash Pay
Risk                                         Sales charge                          High-Yield Index
------------------------------------------------------------------------------------------------------------------------------------
Generally defined as variability            Charge on the purchase or              The Salomon Smith Barney Cash Pay High-Yield
of value; also credit risk,                 redemption of fund shares sold         Index includes a mix of non-investment grade
inflation risk, currency and                through financial advisers. May        corporate bonds that pay cash interest--it
interest rate risk. Different               vary with the amount invested.         excludes both corporate bonds that pay
investments involve different               Typically used to compensate           deferred-interest and bankrupt bonds.
types and degrees of risk.                  financial advisers for advice
                                            and service provided.


How to buy shares
(continued)

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the Board of Trustees.

Retirement plans

In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in these Funds can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.


SEC (Securities and
Exchange Commission)                     Share classes                    Signature guarantee                    Retirement plans
----------------------------------------------------------------------------------------------------------------------------------->
Federal agency established by Congress   Different classifications of     Certification by a bank, brokerage     A measure of an
to administer the laws governing the     shares; mutual fund share        firm or other financial institution    investment's
securities industry, including mutual    classes offer a variety of       that a customer's signature is valid;  volatility; for
fund companies.                          sales charge choices.            signature guarantees can be            mutual funds,
                                                                          provided by members of the             measures how much
                                                                          STAMP program.                         a fund's total
                                                                                                                 return has
                                                                                                                 typically varied
                                                                                                                 from its
                                                                                                                 historical average.

How to redeem
shares

[graphic ommitted]
Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[graphic omitted]
By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[graphic omitted]
By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[graphic omitted]
By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[graphic omitted]
Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.


Glossary S-V

Statement of Additional
Information (SAI)                    Stock                              Total return                         Treasury bills
------------------------------------------------------------------------------------------------------------------------------------
The document serving as              An investment that                 An investment performance            Securities issued by
"Part B" of a fund's                 represents a share of              measurement, expressed as a          the U.S. Treasury
prospectus that provides             ownership (equity) in              percentage, based on the             with maturities of
more detailed information            a corporation. Stocks              combined earnings from dividends,    one year or less.
about the fund's                     are often referred to              capital gains and change in price
organization, investments,           as "equities."                     over a given period.
policies and risks.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, a Fund may redeem your account after 60 days' written notice to you.


Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic
Investing Plan
The Automatic Investing Plan allows you to make regular monthly investments directly from your checking account.


Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as social security or direct transfers from your bank account.

                                                          Uniform Gift to Minors Act and
Treasury bonds              Treasury notes                Uniform Transfers to Minors Act             Volatility
------------------------------------------------------------------------------------------------------------------------------------
Securities issued by        Securities issued by          Federal and state laws that provide a       The tendency of an investment
the U.S. Treasury           the U.S. Treasury             simple way to transfer property to a        to go up or down in value by
with maturities of 10       with maturities of            minor with special tax advantages.          different magnitudes.
years or longer.            one to 10 years.                                                          Investments that generally
                                                                                                      go up or down in value in
                                                                                                      relatively small amounts
                                                                                                      are considered "low
                                                                                                      volatility" investments,
                                                                                                      whereas those investments
                                                                                                      that generally go up or
                                                                                                      down in value in relatively
                                                                                                      large amounts are considered
                                                                                                      "high volatility" investments.

Special services
(continued)

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.


Dividend
Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.


Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.


MoneyLine(SM)
On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.



MoneyLine
Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Special services
(continued)

Systematic
Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends,
distributions
and taxes
Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are paid twice a year. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time a Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year. Distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

Certain management
considerations

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Each Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Funds. The Year 2000 Problem may also adversely affect the issuers of securities in which the Funds invest. The portfolio managers and investment professionals of the Funds consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantees that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

Investments by Fund of Funds
Each Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transactions costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Funds and Foundation Funds as a result of these transactions.

Financial highlights

The Financial highlights tables are intended to help you understand each Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the Funds' annual reports, which are available upon request by calling 800.523.1918.

--------------------------------------------------------------------------------
                                                                        Class A

                                                                                                             Year ended
                                                                                                                   7/31
Delaware Delchester Fund                                         1999        1998         1997        1996         1995
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $6.650       $6.570       $6.140      $6.280       $6.450
Income (loss) from investment operations:
Net investment income                                           0.597        0.608        0.598       0.628        0.668
Net realized and unrealized gain (loss)
   on investments                                              (1.102)       0.070        0.430      (0.141)      (0.167)
                                                               ------        -----        -----      ------       ------
Total from investment operations                               (0.505)       0.678        1.028       0.487        0.501
                                                               ------        -----        -----       -----        -----
Less dividends:
Dividends from net investment income                           (0.605)      (0.598)      (0.598)     (0.627)      (0.671)
                                                               ------       ------       ------      ------       ------
Total dividends                                                (0.605)      (0.598)      (0.598)     (0.627)      (0.671)
                                                               ------       ------       ------      ------       ------
Net asset value, end of period                                 $5.540       $6.650       $6.570      $6.140       $6.280
                                                               ======       ======       ======      ======       ======
Total return(2)                                                 (7.65%)      10.73%       17.53%       8.10%        8.46%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $813,787   $1,060,136   $1,030,328    $973,939   $1,020,763
Ratio of expenses to average net assets                          1.10%        1.06%        1.04%       1.02%        1.09%
Ratio of net investment income to
   average net assets                                           10.12%        9.16%        9.48%      10.11%       10.77%
Portfolio turnover                                                 85%         117%         154%        108%          92%
-------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions of net asset value and does not reflect the impact of a sales charge.


How to read the                                         Net realized and unrealized gain
Financial highlights    Net investment income           (loss) from investments              Net asset value (NAV)
                        ---------------------------------------------------------------------------------------------------
                        Net investment income includes  A realized gain on investments       This is the value of a mutual
                        dividend and interest income    occurs when we sell an               fund share, calculated by
                        earned from a Fund's            investment at a profit, while        dividing the net assets by the
                        investments; it is after        a realized loss occurs when we       number of shares outstanding.
                        expenses have been deducted.    sell an investment at a loss.
                                                        When an investment increases
                                                        or decreases in value but we
                                                        do not sell it, we record an
                                                        unrealized gain or loss. The
                                                        amount of realized gain per
                                                        share that we pay to
                                                        shareholders, if any, is
                                                        listed under "Less dividends
                                                        and distributions-Distributions
                                                        from net realized gain on
                                                        investments."


                                                                                           Class B
----------------------------------------------------------------------------------------------------
                                                                                         Year ended
                                                                                               7/31
Delaware Delchester Fund                      1999        1998        1997         1996        1995
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $6.650      $6.570      $6.140       $6.280      $6.450
Income (loss) from investment operations
Net investment income                         0.557       0.556       0.550        0.581       0.624
Net realized and unrealized gain (loss)
   on investments                            (1.103)      0.072       0.430       (0.141)     (0.170)
                                             ------       -----       -----       ------      ------
Total from investment operations             (0.546)      0.628       0.980        0.440       0.454
                                             ------       -----       -----       ------      ------
Less dividends:
Dividends from net investment income         (0.564)     (0.548)     (0.550)      (0.580)     (0.624)
                                             ------       -----       -----       ------      ------
Total dividends                              (0.564)     (0.548)     (0.550)      (0.580)     (0.624)
                                             ------       -----       -----       ------      ------
Net asset value, end of period               $5.540)     $6.650      $6.570       $6.140      $6.280
                                             ======      ======      ======       ======      ======
Total return(2)                               (8.34%)      9.91%      16.66%        7.30%       7.64%
Ratios and supplemental data:
Net assets, end of period (000 omitted)    $349,960    $376,463    $273,499     $176,266    $111,860
Ratio of expenses to average net assets        1.85%       1.81%       1.79%        1.77%       1.82%
Ratio of net investment income to
   average net assets                          9.37%       8.41%       8.73%        9.36%      10.14%
Portfolio turnover                               85%        117%        154%         108%         92%

                                                                               Class C
--------------------------------------------------------------------------------------
                                                                               Period
                                                                             11/29/95(1)
                                                          Year ended 7/31      through
Delaware Delchester Fund                     1999        1998         1997     7/31/96
---------------------------------------------------------------------------------------

Net asset value, beginning of period        $6.650      $6.570       $6.140      $6.210
Income (loss) from investment operations
Net investment income                        0.566       0.555        0.550       0.385
Net realized and unrealized gain (loss)
   on investments                           (1.111)      0.073        0.430      (0.069)
                                            ------       -----        -----      ------
Total from investment operations            (0.545)      0.628        0.980       0.316
                                            ------       -----        -----      ------
Less dividends:
Dividends from net investment income        (0.565)     (0.548)      (0.550)     (0.386)
                                            ------       -----        -----      ------
Total dividends                             (0.565)     (0.548)      (0.550)     (0.386)
                                            ------       -----        -----      ------
Net asset value, end of period              $5.540      $6.650       $6.570      $6.140
                                            ======      ======       ======      ======
Total return(2)                              (8.34%)      9.91%       16.66%       5.20%
Ratios and supplemental data:
Net assets, end of period (000 omitted)    $62,613     $50,945      $19,094      $4,953
Ratio of expenses to average net assets       1.85%       1.81%        1.79%       1.77%
Ratio of net investment income to
   average net assets                         9.37%       8.41%        8.73%       9.36%
Portfolio turnover                              85%        117%         154%        108%

                                                                     Ratio of expenses to
Total return                      Net assets                         average net assets
--------------------------------------------------------------------------------------------------
This represents the rate that     Net assets represent the total     The expense ratio is the
an investor would have earned     value of all the assets in a       percentage of net assets that
or lost on an investment in a     Fund's portfolio, less any         a fund pays annually for
Fund. In calculating this         liabilities, that are              operating expenses and
figure for the financial          attributable to that class of      management fees. These
highlights table, we include      the Fund.                          expenses include accounting
applicable fee waivers,                                              and administration expenses,
exclude front-end and                                                services for shareholders, and
contingent deferred sales                                            similar expenses.
charges, and assume the
shareholder has reinvested all
dividends and realized gains.


                                                                                                Class A
-------------------------------------------------------------------------------------------------------
                                                                      Year        Year        Period
                                                                     Ended       Ended      12/30/96(1)
                                                                      7/31        7/31       through
Delaware High-Yield Opportunities Fund                                1999        1998       7/31/97
-------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                 $5.920      $5.920       $5.500
Income (loss) from investment operations:
Net investment income                                                 0.434       0.523(2)     0.290(2)
Net realized and unrealized gain (loss)
   on investments                                                    (0.691)      0.336        0.299
                                                                     ------       -----        -----
Total from investment operations                                     (0.257)      0.859        0.589
                                                                     ------       -----        -----
Less dividends and distributions:
Dividends from net investment income                                 (0.438)     (0.605)      (0.169)
Distributions from realized gain on investments                      (0.105)     (0.254)           -
                                                                     ------       -----        -----
Total dividends and distributions                                    (0.543)     (0.859)      (0.169)
                                                                     ------       -----        -----
Net asset value, end of period                                       $5.120      $5.920       $5.920
                                                                     ======      ======       ======
Total return(3)                                                       (4.26%)     15.66%       10.81%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                             $12,558      $9,670       $5,990
Ratio of expenses to average net assets                                1.27%       1.14%        0.75%
Ratio of expenses to average net assets
   prior to expense limitations and fees paid indirectly               1.89%       1.44%        1.57%
Ratio of net investment income to
   average net assets                                                  8.02%       8.88%        8.53%
Ratio of net investment income to average net
   assets prior to expense limitation and fees paid indirectly         7.39%       8.58%        7.70%
Portfolio turnover                                                      382%        317%         270%
-------------------------------------------------------------------------------------------------------


(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short a time period may not be representative of longer term results.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes fee waivers by the manager, reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


How to read the
Financial highlights    Ratio of net investment
(continued)             income to average net assets        Portfolio turnover
                        ------------------------------------------------------------------
                        We determine this ratio by          This figure tells you the
                        dividing net investment income      amount of trading activity in
                        by average net assets.              a fund's portfolio. For
                                                            example, a fund with a 50%
                                                            turnover has bought and sold
                                                            half of the value of its total
                                                            investment portfolio during
                                                            the stated period.

                                                                                      Class B                          Class C
                                                                 ------------------------------   ------------------------------
                                                                                       Period                           Period
                                                                                     2/17/98(1)                       2/17/98(1)
                                                                 Year ended 7/31       through     Year ended 7/31      through
Delaware High-Yield Opportunities Fund                                      1999       7/31/98                1999      7/31/98
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                      $5.920        $5.870              $5.920       $5.870
Income (loss) from investment operations:
Net investment income                                                      0.101         0.161(2)            0.403        0.161(2)
Net realized and unrealized gain (loss)
   on investments                                                         (0.694)        0.044              (0.696)       0.044
                                                                          ------         -----              ------        -----
Total from investment operations                                          (0.293)        0.205              (0.293)       0.205
                                                                          ------         -----              ------        -----
Less dividends and distributions:
Dividends from net investment income                                      (0.402)       (0.155)             (0.402)      (0.155)
Distributions from realized gain on investments                           (0.105)            -              (0.105)           -
                                                                          ------         -----              ------        -----
Total dividends and distributions                                         (0.507)       (0.155)             (0.507)      (0.155)
                                                                          ------         -----              ------        -----
Net asset value, end of period                                            $5.120        $5.920              $5.120       $5.920
                                                                          ======        ======              ======       ======
Total return(3)                                                            (4.91%)        3.54%              (4.91%)       3.54%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $6,296        $1,603              $1,913         $547
Ratio of expenses to average net assets                                     1.97%         1.84%               1.97%        1.84%
Ratio of expenses to average net assets
   prior to expense limitations and fees paid indirectly                    2.59%         2.14%               2.59%        2.14%
Ratio of net investment income to
   average net assets                                                       7.32%         8.18%               7.32%        8.18%
Ratio of net investment income to average net
   assets prior to expense limitation and fees paid indirectly              6.69%         7.88%               6.69%        7.88%
Portfolio turnover                                                           382%          317%                382%         317%

---------------------------------------------------------------------------------------------------------------------------------

Delaware
Delchester Fund

Delaware
High-Yield
Opportunities
Fund

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Funds from your financial adviser.

You can find reports and other information about the Funds on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site
www.delawareinvestments.com

E-mail
service@delinvest.com

Shareholder Service Center
800.523.1918

Call the Shareholder Service Center:
Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o  For fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service
800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-2071

Delaware Delchester Fund Symbols
                           CUSIP         NASDAQ
                           -----         ------
   A Class               245908207       DETWX
   B Class               245908405       DHYBX
   C Class               245908504       DELCX

Delaware High-Yield Opportunities Fund Symbols
                           CUSIP         NASDAQ
                           -----         ------
   A Class               245908876       DHOAX
   B Class               245908868       DHOBX
   C Class               245908850       DHOCX

DELAWARE(SM)
INVESTMENTS
-----------
Philadelphia o London

P-002 [--] PP 9/99

DELAWARE(SM)
INVESTMENTS
------------
Philadelphia o London


Delaware
Delchester Fund

Delaware
High-Yield
Opportunities Fund

Institutional Class

Prospectus September 29, 1999

(photo of illustration from Current Income brochure)

Current Income Funds

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of contents

-----------------------------------------------------------------

Fund profiles                                              page 2
Delaware Delchester Fund                                        2
Delaware High-Yield Opportunities Fund                          4

-----------------------------------------------------------------

How we manage the Funds                                    page 6
Our investment strategies                                       6
The securities we typically invest in                           7
The risks of investing in the Funds                             9

-----------------------------------------------------------------

Who manages the Funds                                     page 11
Investment manager                                             11
Portfolio managers                                             11
Fund administration (Who's who)                                12

-----------------------------------------------------------------

About your account                                        page 13
Investing in the Funds                                         13
How to buy shares                                              14
How to redeem shares                                           16
Account minimum                                                17
Exchanges                                                      17
Dividends, distributions and taxes                             17
Certain management considerations                              17

-----------------------------------------------------------------

Financial highlights                                      page 18

Profile: Delaware Delchester Fund

What are the Fund's goals?

Delaware Delchester Fund seeks as high a level of current income as is consistent with providing reasonable safety. Although the Fund will strive to achieve its goal, there is no assurance that it will.

Who should invest in the Fund

o Investors looking for a fixed-income investment that offers potential for very high current income.

o Investors with long-term financial goals.

Who should not invest in the Fund

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

What are the Fund's main investment strategies? We invest primarily in high-yielding corporate bonds rated BB or lower by Standard and Poor's Ratings Group or similarly rated by another nationally recognized statistical ratings organization (NRSRO). These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment-grade bonds. We may also invest in unrated bonds if we judge them to be of comparable quality. We will select bonds primarily based on the income potential they offer and on our evaluation of the bond issuers' ability to make interest payments and repay principal.

We may also invest in investment-grade corporate bonds, U.S. government securities and high quality commercial paper, though these are not expected to be a significant component of our strategy under normal circumstances.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to higher credit risk--the risk that the issuer will be unable to make payments on interest and principal, particularly under adverse economic conditions. For a more complete discussion of risk, please turn to page 9.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Delchester Fund performed?
--------------------------------------------------------------------------------

[bar chart]

Year-by-year total return (Institutional Class)


--------------------------------------------------------------------------------
1989     1990    1991    1992    1993    1994    1995    1996     1997    1998
--------------------------------------------------------------------------------
1.05%  -11.93%  43.88%  17.46%  16.74%  -4.35%  14.27%  12.61%   14.19%  -1.56%
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past ten calendar years, as well as the average annual returns for one-, five-, and ten-year periods. Delaware Delchester Fund's Institutional Class commenced operations on June 1, 1992. Return information for the Institutional Class for the periods prior to the time the Institutional Class commenced operations is calculated by taking the performance of the Fund's Class A shares and eliminating all sales and asset based charges that apply to Class A shares. The Fund's past performance is not necessarily an indication of how it will perform in the future.

As of June 30, 1999, the Fund's Institutional Class shares had a year-to-date return of 0.25%. During the ten years illustrated in this bar chart, the Institutional Class' highest quarterly return was 18.41% for the quarter ended March 30, 1991 and its lowest quarterly return was -8.17% for the quarter ended September 30, 1990.

--------------------------------------------------------------------------------

                              Average annual returns for periods ending 12/31/98

                                     Salomon Smith Barney          Merrill Lynch
            Institutional Class       Cash Pay High-Yield             High-Yield
             (Inception 6/1/92)                     Index           Master Index

1 year                   -1.56%                     4.43%                  2.95%
5 years                   6.71%                     9.13%                  9.11%
10 years                  9.28%                       N/A                 11.18%

The table above shows the Fund's average annual returns compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. You should remember that unlike the Fund, the Index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The Salomon Smith Barney Cash Pay High-Yield Index is the primary benchmark for this Fund. However, we also show the Merrill Lynch High-Yield Master Bond Index because the Salomon Index has not been in existence for the entire 10-year period shown here.

What are the Fund's fees and expenses?

------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your                  Maximum sales charge (load) imposed on
investments when you buy or sell shares of the                    purchases as a percentage of offering price                 none
Institutional Class.                                             Maximum contingent deferred sales charge (load)
                                                                  as a percentage of original purchase price or
                                                                  redemption price, whichever is lower                        none
                                                                 Maximum sales charge (load) imposed on
                                                                  reinvested dividends                                        none
                                                                 Redemption fees                                              none
                                                                 Exchange fees(1)                                             none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the             Management fees                                             0.61%
Fund's assets.                                                   Distribution and service (12b-1) fees                        none
                                                                 Other expenses                                              0.27%
                                                                 Total operating expenses                                    0.88%

------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the cost of         1 year                                                        $90
investing in the Fund to the cost of investing in other mutual   3 years                                                      $281
funds with similar investment objectives. We show the            5 years                                                      $488
cumulative amount of Fund expenses on a hypothetical             10 years                                                   $1,084
investment of $10,000 with an annual 5% return over the
time shown.(2) This is an example only, and does not
represent future expenses, which may be greater or less than those shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

Profile: Delaware High-Yield Opportunities Fund

What are the Fund's goals?

Delaware High-Yield Opportunities Fund seeks total return and, as a secondary objective, high current income. Although the Fund will strive to achieve its goal, there is no assurance that it will.

Who should invest in the Fund

o Investors with long-term financial goals.

o Investors looking for a fixed-income investment that offers a combination of total return with high current income.

o Investors who want a total return-oriented income investment as a diversification tool for long-term, equity-oriented portfolios.

Who should not invest in the Fund

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

What are the Fund's main investment strategies? We invest primarily in corporate bonds rated BB or lower by S&P or similary rated by another NRSRO. These are commonly known as high-yield bonds or junk bonds and involve greater risks than investment grade bonds. The Fund will also invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Fund may also invest in U.S. and foreign government securities and corporate bonds of foreign issuers. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in bond prices, which can be caused by adverse changes in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. High-yield bonds are rated below investment grade and are subject to greater risk that the issuer will be unable to make payments on interest and principal. Bonds of foreign issuers are also subject to certain risks such as political and economic instability, currency fluctuations and less stringent regulatory standards. For a more complete discussion of risk, please turn to page 9.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware High-Yield Opportunities Fund performed?
--------------------------------------------------------------------------------
                                 Year-by-year total return (Institutional Class)

[Bar Chart]

 1997         1998
-------------------
17.31%        3.12%
-------------------


This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns have varied over the past two calendar years, as well as the average annual returns for one year and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

As of June 30, 1999, the Fund's Institutional Class shares had a year-to-date return of 2.00%. During the period illustrated in this bar chart, the Institutional Class' highest quarterly return was 6.14% for the quarter ended June 30, 1997 and its lowest quarterly return was -3.90% for the quarter ended September 30, 1998.


                              Average annual returns for periods ending 12/31/98

                                                            Salomon Smith Barney
                              Institutional Class            Cash Pay High-Yield
                             (Inception 12/30/96)                          Index

1 year                                      3.12%                          4.43%
Lifetime                                    9.91%                          8.70%

The table above shows the Fund's average annual returns compared to the performance of the Salomon Smith Barney Cash Pay High-Yield Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

What are the Fund's fees and expenses?

------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your investments      Maximum sales charge (load) imposed on
when you buy or sell shares of the Institutional Class.             purchases as a percentage of offering price                none
                                                                 Maximum contingent deferred sales charge (load)
                                                                    as a percentage of original purchase price or
                                                                    redemption price, whichever is lower                       none
                                                                 Maximum sales charge (load) imposed on
                                                                    reinvested dividends                                       none
                                                                 Redemption fees                                               none
                                                                 Exchange fees(1)                                              none
------------------------------------------------------------------------------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's      Management fees                                              0.65%
assets.                                                          Distribution and service (12b-1) fees                         none
                                                                 Other Expenses                                               0.94%
                                                                 Total annual fund operating expenses                         1.59%
                                                                 Fee waivers and payments(2)                                 (0.59%)
                                                                 Net expenses                                                 1.00%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Without Expense Limitation
This example is intended to help you compare the cost of         1 year                                                         $162
investing in the Fund to the cost of investing in other mutual   3 years                                                        $502
funds with similar investment objectives. We show the            5 years                                                        $866
cumulative amount of Fund expenses on a hypothetical             10 years                                                     $1,889
investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent
future expenses, which may be greater or less than those shown                                            With Expense Limitation(2)
here.                                                            1 year                                                         $102
                                                                 3 years                                                        $318
                                                                 5 years                                                        $552
                                                                 10 years                                                     $1,225


(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has contracted to waive fees and pay expenses from October 1, 1999 through September 30, 2000 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.00% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

How we manage the Funds

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Funds. Following are descriptions of how the portfolio managers pursue the Funds' investment goals.

For both Delaware Delchester Fund and Delaware High-Yield Opportunities Fund, we invest primarily in fixed-income securities that we believe will have a liberal and consistent yield and will tend to reduce the risk of market fluctuations.

We expect to invest the majority of the Fund's assets primarily in high-yield bonds or junk bonds, which involve greater risks than investment grade bonds. The Funds may also invest in unrated bonds that we consider to have comparable credit characteristics. Unrated bonds may be more speculative in nature than rated bonds.

Before selecting high-yield corporate bonds, we carefully evaluate each individual bond including its income potential and the size of the bond issuance. The size of the issuance helps us evaluate how easily we may be able to buy and sell the bond.

We also do a thorough credit analysis of the issuer to determine whether that company has the financial ability to meet the bond's payments.

We maintain a well-diversified portfolio of high-yield bonds that represents many different sectors and industries. Through diversification we can help to reduce the impact that any individual bond might have on the portfolio should the issuer have difficulty making payments.

Delaware Delchester Fund

Our primary focus in Delaware Delchester Fund is to provide a high level of current income. For this reason, the income potential of a bond is a key selection criterion.

It is our policy to invest at least 80% of our assets in corporate bonds, U.S. government securities or commercial paper of companies rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's Investors Service, Inc. (which are two NRSROs). We are required to invest primarily in corporate bonds rated BBB or below; however we particularly emphasize those rated BB or B. We generally focus more on bonds rated B in times of economic growth and more on bonds rated BB when the economy appears to be slowing.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that may help shareholders meet their goals.

How to use
this glossary
This glossary includes definitions of investment terms used throughout the prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Glossary A-B     Amortized cost                                 Average maturity
                 ---------------------------------------------------------------------------------------
                 Amortized cost is a method used to value       An average of when the individual bonds
                 a fixed-income security that starts with       and other debt securities held in a
                 the face value of the security and then        portfolio will mature.
                 adds or subtracts from that value
                 depending on whether the purchase price
                 was greater or less than the value of
                 the security at maturity. The amount
                 greater or less than the par value is
                 divided equally over the time remaining
                 until maturity.

6

Delaware High-Yield Opportunities Fund

Delaware High-Yield Opportunities Fund strives to provide total return, with income as a secondary objective. Before purchasing a bond, we evaluate both the income level and its potential for price appreciation. At least 65% of the Fund's assets will be invested in corporate bonds rated at the time of purchase BB or lower by S&P or similarly rated by another NRSRO, or if unrated, that we judge to be of comparable quality. Delaware High-Yield Opportunities Fund also may invest in bonds of foreign issuers in pursuit of its objective.

Delaware Delchester Fund's investment objective - to seek as high a level of current income as is consistent with providing reasonable safety and Delaware High-Yield Opportunities Fund's investment objective - to seek total return and, as a secondary objective, high current income - are non-fundamental objectives. This means that the Board of Trustees may change a Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

----------------------------------------------------------------------------------------------------------------------------------
                       Securities                                              How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                   Delaware Delchester Fund             Delaware High-Yield Opportunities Fund
                                             -------------------------------------------------------------------------------------

High-yield corporate bonds: Debt             Delaware Delchester Fund may invest        Delaware High-Yield Opportunities Fund
obligations issued by a corporation and      without limit in high-yield corporate      may invest without limit in high-yield
rated lower than investment grade by an      bonds. Emphasis is typically on those      corporate bonds. The Fund generally will
NRSRO such as S&P or Moody's or, if          rated BB or B by an NRSRO.                 not purchase corporate bonds which, at
unrated, that we believe are of                                                         the time of purchase, are rated lower
comparable quality. These securities are                                                than CCC by S&P or Caa by Moody's.
considered to be of poor standing and
predominantly speculative.
----------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Direct U.S.     Both Funds may invest without limit in U.S. government securities. However, they
obligations including bills, notes,         will typically be a small percentage of the portfolio because they generally do
bonds and other debt securities issued      not offer as high a level of current income as high-yield corporate bonds.
by the U.S. Treasury or securities of
U.S. government agencies or
instrumentalities which are backed by
the full faith and credit of the United
States.
----------------------------------------------------------------------------------------------------------------------------------
Foreign government or corporate              Delaware Delchester Fund may not invest    Delaware High-Yield Opportunities Fund
securities: Securities issued by foreign     in securities of foreign issuers.          may invest up to 15% of its total assets
governments or supranational entities or                                                in securities of issuers domiciled in
foreign corporations.                                                                   foreign countries including both
                                                                                        established countries and those with
A supranational entity is an entity                                                     emerging markets.
established or financially supported by
the national governments of one or more
countries. The International Bank for
Reconstruction and Development (more
commonly known as the World Bank) is one
example of a supranational entity.

----------------------------------------------------------------------------------------------------------------------------------

Bond                                         Bond ratings
--------------------------------------------------------------------------------
A debt security, like an IOU, issued by      Independent evaluations of
a company, municipality or government        creditworthiness, ranging from Aaa/AAA
agency. In return for lending money to       (highest quality) to D (lowest quality).
the issuer, a bond buyer generally           Bonds rated Baa/BBB or better are
receives fixed periodic interest             considered investment grade. Bonds rated
payments and repayment of the loan           Ba/BB or lower are commonly known as
amount on a specified maturity date. A       junk bonds. See also Nationally
bond's price changes prior to maturity       recognized statistical rating
and is inversely related to current          organization.
interest rates. When interest rates
rise, bond prices fall, and when
interest rates fall, bond prices rise.

----------------------------------------------------------------------------------------------------------------------------------
                       Securities                                              How we use them
----------------------------------------------------------------------------------------------------------------------------------
                                                   Delaware Delchester Fund             Delaware High-Yield Opportunities Fund
                                             -------------------------------------------------------------------------------------

Zero coupon bonds and payment-in-kind        We may invest in zero coupon bonds and payment-in-kind bonds, though we do
bonds: Zero coupon bonds are debt            not expect this to be a significant component of our strategy. The market prices
obligations which do not entitle the         of these bonds are generally more volatile than the market prices of securities
holder to any periodic payments of           that pay interest periodically and are likely to react to changes in interest
interest prior to maturity or a              rates to a greater degree than interest-paying bonds having similar maturities
specified date when the securities begin     and credit quality. They may have certain tax consequences which, under certain
paying current interest. Therefore, they     conditions, could be adverse to the Funds.
are issued and traded at a price lower
than their face amounts or par value.
Payment-in-kind bonds pay interest or
dividends in the form of additional
bonds or preferred stock.
----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement          Typically, we use repurchase agreements as a short-term investment for each
between a buyer and seller of securities     Fund's cash position. In order to enter into these repurchase agreements, a Fund
in which the seller agrees to buy the        must have collateral of at least 102% of the repurchase price. No more than 10%
securities back within a specified time      of either Fund's assets may be invested in repurchase agreements of over seven
at the same price the buyer paid for         days' maturity.
them, plus an amount equal to an agreed
upon interest rate. Repurchase
agreements are often viewed as
equivalent to cash.
----------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed      We may invest in privately placed securities that are eligible for resale
securities whose resale is restricted        only among certain institutional buyers without registration, including Rule
under securities law.                        144A Securities.

                                             Restricted securities that are             Restricted securities that are
                                             determined to be illiquid may not exceed   determined to be illiquid may not exceed
                                             Delaware Delchester Fund's 10% limit on    Delaware High-Yield Opportunities Fund's
                                             illiquid securities, which is described    15% limit on illiquid securities, which
                                             below.                                     is described below.
----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do      We may invest up to 10% of net assets in   We may invest up to 15% of net assets in
not have a ready market, and cannot be       illiquid securities, including             illiquid securities, including
easily sold within seven days at             repurchase agreements with maturities of   repurchase agreements with maturities of
approximately the price that a fund has      over seven days.                           over seven days.
valued them.

----------------------------------------------------------------------------------------------------------------------------------

Delaware Delchester Fund and Delaware High-Yield Opportunities Fund may also invest in other income-producing securities including common stocks and preferred stocks, some of which may have convertible features or attached warrants. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities     Each Fund may lend up to 25% of its assets to qualified
brokers, dealers and institutional investors for their use in security transactions.

Borrowing from banks    Each Fund is permitted to borrow money but normally does
not do so. As a temporary measure for extraordinary purposes or to meet redemption requests, a Fund may borrow up to one-third of the value of its assets.

Purchasing securities on a when-issued or delayed delivery basis       Delaware
Delchester Fund and Delaware High-Yield Opportunities Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery up to 45 days later.

Portfolio turnover         We anticipate that each Fund's annual portfolio
turnover will exceed 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for the Funds.

                                 Capital                   Capital gains
Glossary C-D Capital             appreciation              distributions                Commission                   Compounding
             -----------------------------------------------------------------------------------------------------------------------
             The amount of       An increase in the       Payments to mutual fund      The fee an investor pays      Earnings on an
             money you invest.  value of an investment.   shareholders of profits      to a financial adviser for    investment's
                                                          (realized gains) from the    investment advice and help    previous
                                                          sale of a fund's portfolio   in buying or selling          earnings.
                                                          securities. Usually paid     mutual funds, stocks,
                                                          once a year; may be either   bonds or other securities.
                                                          short-term gains or
                                                          long-term gains.

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. An investment in Delaware Delchester Fund or Delaware High-Yield Opportunities Fund typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in these Funds. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------------
                      Risks                                         How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------------
                                                   Delaware Delchester Fund             Delaware High-Yield Opportunities Fund
                                             -------------------------------------------------------------------------------------
Market risk is the risk that all or a        We maintain a long-term investment approach and focus on bonds that we
majority of the securities in a certain      believe will continue to pay interest regardless of interim market fluctuations.
market-like the stock or bond                We do not try to predict overall bond market or interest rate movements and do
market-will decline in value because of      not trade for short-term purposes.
factors such as economic conditions,
future expectations or investor              We may hold a substantial part of each Fund's assets in cash or cash
confidence.                                  equivalents as a temporary defensive strategy.
----------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk       We limit the amount of each Fund's assets invested in any one industry and in
that the value of securities in a            any individual security. We also follow a rigorous selection process before
particular industry or the value of an       choosing securities for each Fund.
individual stock or bond will decline
because of changing expectations for the
performance of that industry or for the
individual company issuing the stock or
bond.
----------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that          Each Fund is subject to interest rate risk. We cannot eliminate that risk,
securities will decrease in value if         but we do strive to manage it by monitoring economic conditions.
interest rates rise. The risk is greater
for bonds with longer maturities than
for those with shorter maturities.
----------------------------------------------------------------------------------------------------------------------------------
Credit risk is the risk that there is        Our careful, credit-oriented bond selection and our commitment to hold a
the possibility that a bond's issuer         diversified selection of high-yield bonds are designed to manage this risk.
will be unable to make timely payments
of interest and principal.                                                             For Delaware High-Yield Opportunities
                                                                                       Fund: We generally do not purchase
Investing in so-called "junk" or                                                       corporate bonds which, at the time of
"high-yield" bonds entails the risk of                                                 purchase, are rated lower than CCC by
principal loss, which may be greater                                                   S&P or Caa by Moody's. If a corporate
than the risk involved in investment                                                   bond held by the Fund drops below these
grade bonds. High-yield bonds are                                                      levels or goes into default, the Fund
sometimes issued by companies whose                                                    will begin to sell the security in an
earnings at the time of issuance are                                                   orderly manner, striving to minimize any
less than the projected debt service on                                                adverse effect on the Fund.
the junk bonds.
----------------------------------------------------------------------------------------------------------------------------------

Recession risk Although the market for       It is likely that protracted periods of economic uncertainty would cause
high-yield bonds existed through periods     increased volatility in the market prices of high-yield bonds, an increase in
of economic downturns, the high-yield        the number of high-yield bond defaults and corresponding volatility in each
market grew rapidly during the long          Fund's net asset value. In the past, uncertainty and volatility in the
economic expansion which took place in       high-yield market have resulted in volatility in a Fund's net asset value.
the United States during the 1980s.
During that economic expansion, the use      In striving to manage this risk, we allocate assets across a wide range of
of high-yield debt securities to finance     industry sectors. We may emphasize industries that have been less susceptible to
highly leveraged corporate acquisitions      economic cycles in the past, particularly if we believe that the economy may be
and restructurings increased                 entering into a period of slower growth.
dramatically. As a result, the
high-yield market grew substantially.
Some analysts believe a protracted
economic downturn would severely disrupt
the market for high-yield bonds,
adversely affect the value of
outstanding bonds and adversely affect
the ability of high-yield issuers to
repay principal and interest.
----------------------------------------------------------------------------------------------------------------------------------


Consumer Price Index (CPI)         Corporate bond              Depreciation            Diversification
----------------------------------------------------------------------------------------------------------------------------------
Measurement of U.S. inflation;     A debt security issued      A decline in an         The process of spreading investments
represents the price of a basket   by a corporation.           investment's value.     among a number of different securities,
of commonly purchased goods.       See Bond.                                           asset classes or investment styles to
                                                                                       reduce the risks of investing.

----------------------------------------------------------------------------------------------------------------------------------
                      Risks                                         How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------------
                                                   Delaware Delchester Fund             Delaware High-Yield Opportunities Fund
                                             -------------------------------------------------------------------------------------

Foreign risk is the risk that foreign        The Fund does not invest in foreign       We may invest only 15% of the portfolio
securities may be adversely affected by      securities.                               in securities of foreign issuers. We
political instability, changes in                                                      carefully evaluate the reward and risk
currency exchange rates, foreign                                                       associated with each foreign security
economic conditions or inadequate                                                      that we consider.
regulatory and accounting standards.
----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that       A less liquid secondary market may have an adverse effect on a Fund's ability
securities cannot be readily sold within     to dispose of particular issues, when necessary, to meet a Fund's liquidity
seven days at approximately the price        needs or in response to a specific economic event, such as the deterioration in
that a fund values them.                     the creditworthiness of the issuer. In striving to manage this risk, we evaluate the size of a bond issuance as a way to anticipate its likely liquidity level.
There is generally no established retail
secondary market for high-yield
securities. As a result, the secondary       We may invest only 10% of net assets in   We may invest only 15% of net assets in
market for high-yield securities is more     illiquid securities.                      illiquid securities.
limited and less liquid than other
secondary securities markets. The
high-yield secondary market is
particularly susceptible to liquidity
problems when the institutions, such as
mutual funds and certain financial
institutions, which dominate it
temporarily stop buying bonds for
regulatory, financial or other reasons.

Adverse publicity and investor
perceptions may also disrupt the
secondary market for high-yield
securities.
----------------------------------------------------------------------------------------------------------------------------------
Valuation risk A less liquid secondary       Each Fund's privately placed high-yield securities are particularly
market as described above can make it        susceptible to the liquidity and valuation risks. We will strive to manage this
more difficult to obtain precise             risk by carefully evaluating individual bonds and by limiting the amount of the
valuations of the high-yield securities      portfolio that can be allocated to privately placed high-yield securities.
in its portfolio. During periods of
reduced liquidity, judgment plays a
greater role in valuing high-yield
securities.
----------------------------------------------------------------------------------------------------------------------------------
Redemption risk If investors redeem more     Volatility in the high-yield market could increase redemption risk. We strive
shares of a fund than are purchased for      to maintain a cash balance sufficient to meet any redemptions. We may also
an extended period of time, a fund may       borrow money, if necessary, to meet redemptions.
be required to sell securities without
regard to the investment merits of such
actions. This could decrease a fund's
asset base, potentially resulting in a
higher expense ratio.
----------------------------------------------------------------------------------------------------------------------------------
Legislative and regulatory risk The          We monitor the status of regulatory and legislative proposals to evaluate any
United States Congress has from time to      possible effects they might have on each Fund's portfolio.
time taken or considered legislative
actions that could adversely affect the
high-yield bond market. For example,
Congressional legislation has, with some
exceptions, generally prohibited
federally insured savings and loan
institutions from investing in
high-yield securities. Regulatory
actions have also affected the
high-yield market. Similar actions in
the future could reduce liquidity for
high-yield issues, reduce the number of
new high-yield securities being issued
and could make it more difficult for a
fund to attain its investment objective.

----------------------------------------------------------------------------------------------------------------------------------

Glossary D-I  Dividend distribution            Duration                       Expense ratio
              --------------------------------------------------------------------------------------------------------------------
              Payments to mutual fund          A measurement of a             A mutual fund's total operating expenses,
              shareholders of dividends        fixed-income investment's      expressed as a percentage of its total
              passed along from the fund's     price volatility. The          net assets. Operating expenses are the
              portfolio of securities.         larger the number, the         costs of running a mutual fund, including
                                               greater the likely price       management fees, offices, staff, equipment
                                               change for a given change      and expenses related to maintaining
                                               in interest rates.             the fund's portfolio of securities and
                                                                              distributing its shares. They are paid
                                                                              from the fund's assets before any earnings
                                                                              are distributed to shareholders.

10

Who manages the Funds

Investment
manager

The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid fees for the last fiscal year as follows:

                                                   Investment Management Fees
--------------------------------------------------------------------------------
                                                                   Delaware
                                                 Delaware         High-Yield
                                             Delchester Fund  Opportunities Fund
--------------------------------------------------------------------------------
As a percentage of average daily net assets        0.58%            0.02%*
--------------------------------------------------------------------------------
*Reflects the waiver of fees by the manager.

Portfolio managers

Paul A. Matlack and Gerald T. Nichols have primary responsibility for making day-to-day investment decisions for each Fund. Mr. Matlack and Mr. Nichols have been members of Delaware Delchester Fund's management team since 1990, and were named co-managers of the Fund in January 1993. Mr. Matlack and Mr. Nichols have been members of Delaware High-Yield Opportunities Fund's management team since the Fund's inception.

Paul A. Matlack, Vice President/Senior Portfolio Manager for the Funds, is a CFA charterholder and graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank.

Gerald T. Nichols, Vice President/Senior Portfolio Manager for the Funds, is a graduate of the University of Kansas, where he received a BS in Business Administration and an MS in Finance. Prior to joining Delaware Investments, he was a high-yield credit analyst at Waddell & Reed, Inc. and subsequently the investment officer for a private merchant banking firm. He is a CFA charterholder.

                                                   Government
Financial adviser       Fixed-income securities    securities               Inflation                Investment goal
-----------------------------------------------------------------------------------------------------------------------------
Financial               With fixed-income          Securities issued by     The increase in the      The objective, such
professional (e.g.,     securities, the            the U.S. government      cost of goods and        as long-term capital
broker, banker,         money you originally       or its agencies.         services over time.      growth or high
accountant, planner     invested is paid           They include             U.S. inflation is        current income, that
or insurance agent)     back at a                  Treasuries as well       frequently measured      a mutual fund
who analyzes            pre-specified              as agency-backed         by changes in the        pursues.
clients' finances       maturity date. These       securities such as       Consumer Price Index
and prepares            securities, which          Fannie Maes.             (CPI).
personalized            include government,
programs to meet        corporate or
objectives.             municipal bonds, as
                        well as money market
                        securities,
                        typically pay a
                        fixed rate of return
                        (often referred to
                        as interest). See
                        Bond.


Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

                                                               Board of Trustees


   Investment manager                                                                                         Custodian
Delaware Management Company                                                                           The Chase Manhattan Bank
   One Commerce Square                                             The Funds                           4 Chase Metrotech Center
  Philadelphia, PA 19103                                                                                 Brooklyn, NY 11245


                                                   Distributor                                 Service agent
                                           Delaware Distributors, L.P.                 Delaware Service Company, Inc.
   Portfolio managers                          1818 Market Street                           1818 Market Street
(see page 11 for details)                     Philadelphia, PA 19103                       Philadelphia, PA 19103



                                                                  Shareholders

Board of Trustees    A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager     An investment manager is a company responsible for
selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers     Portfolio managers are employed by the investment
manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian      Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor     Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.

Service agent      Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders      Like shareholders of other companies, mutual fund
shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.


                                                                                                 Merrill Lynch High-
Glossary M-P Management fee             Market capitalization           Maturity                 Yield Master Index
             -------------------------------------------------------------------------------------------------------------------
             The amount paid by a       The value of a corporation      The length of time       The Merrill Lynch High-Yield
             mutual fund to the         determined by multiplying       until a bond issuer      Master Index provides a
             investment adviser for     the current market price of     must repay the           broad-based measure of the
             management services,       a share of common stock by      underlying loan          performance of the
             expressed as an annual     the number of shares held by    principal to             non-investment grade U.S.
             percentage of the fund's   shareholders. A corporation     bondholders.             domestic bond market. The
             average daily net          with one million shares                                  index currently captures close
             assets.                    outstanding and the market                               to $200 billion in outstanding
                                        price per share of $10 has a                             debt of domestic market issuers
                                        market capitalization of $10                             rated below investment grade
                                        million.                                                 but not in default.


12

About your account

Investing in
the Funds

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the manager or its affiliates and securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.


NASD Regulation, Inc.         Nationally recognized statistical rating
(NASD)                        organization (NRSRO)                               Net asset value (NAV)    Preferred stock
-----------------------------------------------------------------------------------------------------------------------------
A self-regulating             A company that assesses the credit quality of      The daily dollar value   Preferred stock has
organization,                 bonds, commercial paper, preferred and common      of one mutual fund       preference over
consisting of brokerage       stocks and municipal short-term issues, rating     share. Equal to a        common stock in the
firms (including              the probability that the issuer of the debt will   fund's net assets        payment of dividends
distributors of mutual        meet the scheduled interest payments and repay     divided by the number    and liquidation of
funds), that is               the principal. Ratings are published by such       of shares outstanding.   assets. Preferred
responsible for               companies as Moody's Investors Service, Inc.                                stocks also often
overseeing the actions        (Moody's), Standard & Poor's Ratings Group (S&P),                           pay dividends at a
of its members.               Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc.                            fixed rate and are
                              (Fitch).                                                                    sometimes
                                                                                                          convertible into
                                                                                                          common stock.


How to buy shares

By mail
[GRAPHIC OMITTED]
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

By wire
[GRAPHIC OMITTED]
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

By exchange
[GRAPHIC OMITTED]
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

Through your financial adviser
[GRAPHIC OMITTED]
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

Glossary P-S   Price/earnings ratio       Principal             Prospectus                                     Redeem
----------------------------------------------------------------------------------------------------------------------------------
               A measure of a stock's     Amount of money you   The official offering document that describes  To cash in your
               value calculated by        invest (also called   a mutual fund, containing information          shares by selling
               dividing the current       capital). Also        required by the SEC, such as investment        them back to the
               market price of a share    refers to a bond's    objectives, policies, services and fees.       mutual fund.
               of stock by its annual     original face value,
               earnings per share. A      due to be repaid at
               stock selling for $100     maturity.
               per share with annual
               earnings per share of $5
               has a P/E of 20.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at fair market value using a method approved by the Board of Trustees.


                      Salomon Smith Barney            SEC (Securities and
Risk                  Cash Pay High-Yield Index       Exchange Commission)     Share classes              Signature guarantee
-----------------------------------------------------------------------------------------------------------------------------------
Generally defined as  The Salomon Smith Barney Cash   Federal agency           Different classifications  Certification by a bank,
variability of        Pay High-Yield Index includes   established by Congress  of shares; mutual fund     brokerage firm or other
value; also credit    a mix of non-investment grade   to administer the laws   share classes offer a      financial institution
risk, inflation       corporate bonds that pay cash   governing the securities variety of sales charge    that a customer's
risk, currency and    interest - it excludes both     industry, including      choices.                   signature is valid;
interest rate risk.   corporate bonds that pay        mutual fund companies.                              signature guarantees can
Different             deferred-interest and bankrupt                                                      be provided by members of
investments involve   bonds.                                                                              the STAMP program.
different types and
degrees of risk.

How to redeem shares

By mail
[GRAPHIC OMITTED]
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 215.255.8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

By telephone
[GRAPHIC OMITTED]
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

By wire
[GRAPHIC OMITTED]
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

Through your financial adviser
[GRAPHIC OMITTED]
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.



If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value as determined on the business day we receive your request. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


Glossary S-V   Standard deviation            Statement of Additional Information (SAI)                      Stock
------------------------------------------------------------------------------------------------------------------------------------
               A measure of an               The document serving as "Part B" of a fund's prospectus        An investment that
               investment's volatility;      that  provides more detailed information about the fund's      represents a share of
               for mutual funds,             organization, investments, policies and risks.                 ownership (equity) in a
               measures how much a                                                                          corporation. Stocks are
               fund's total return has                                                                      often referred to as
               typically varied from its                                                                    "equities."
               historical average.

Account minimum
If you redeem shares and your account balance falls below $250, a Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes
Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are paid twice a year. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time a Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year. Distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

Certain management considerations

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Each Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Funds. The Year 2000 problem may also adversely affect the issuers of securities in which the Funds invest. The portfolio managers and investment professionals of the Funds consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantees that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

Investments by Fund of Funds

Each Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transactions costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Funds and Foundation Funds as a result of these transactions.


Total return          Treasury bills         Treasury bonds           Treasury notes           Volatility
-----------------------------------------------------------------------------------------------------------------------------------
An investment         Securities issued by   Securities issued by     Securities issued by     The tendency of an investment to go
performance           the U.S. Treasury      the U.S. Treasury        the U.S. Treasury        up or down in value by different
measurement,          with maturities of     with maturities of       with maturities of       magnitudes. Investments that
expressed as a        one year or less.      10 years or longer.      one to 10 years.         generally go up or down in value in
percentage, based on                                                                           relatively small amounts are
the combined                                                                                   considered "low volatility"
earnings from                                                                                  investments, whereas those
dividends, capital                                                                             investments that generally go up or
gains and change in                                                                            down in value in relatively large
price over a given                                                                             amounts are considered "high
period.                                                                                        volatility" investments.

Financial highlights

--------------------------------------------------------------------------------
The Financial highlights tables are intended to help you understand each Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose reports, along with the Funds' financial statements, are included in the Funds' annual reports, which are available upon request by calling 800.523.1918.
--------------------------------------------------------------------------------

                                                                                                    Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             Year ended
                                                                                                                   7/31
Delaware Delchester Fund                                        1999         1998         1997        1996         1995
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                             $6.650      $6.570       $6.140      $6.280       $6.450
Income (loss) from investment operations:
Net investment income                                           0.613       0.620        0.614       0.644        0.685
Net realized and unrealized gain (loss)
   on investments                                              (1.104)      0.075        0.429      (0.142)      (0.169)
                                                               ------       -----        -----      ------       ------
Total from investment operations                               (0.491)      0.695        1.043       0.502        0.516
                                                               ------       -----        -----      ------       ------
Less dividends:
Dividends from net investment income                           (0.619)     (0.615)      (0.613)     (0.642)      (0.686)
                                                               ------       -----        -----      ------       ------
Total dividends                                                (0.619)     (0.615)      (0.613)     (0.642)      (0.686)
                                                               ------       -----        -----      ------       ------
Net asset value, end of year                                   $5.540      $6.650       $6.570      $6.140       $6.280
                                                               ======      ======       ======      ======       ======
Total return(1)                                                 (7.42%)     11.00%       17.82%       8.37%        8.72%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $38,687     $53,673      $44,065     $59,513      $61,742
Ratio of expenses to average net assets                          0.85%       0.81%        0.79%       0.77%        0.82%
Ratio of net investment income to
   average net assets                                           10.37%       9.41%        9.73%      10.36%       11.14%
Portfolio turnover                                               0.85%        117%         154%        108%          92%
-----------------------------------------------------------------------------------------------------------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.


How to read the                                 Net realized and unrealized
Financial highlights  Net investment income     gain (loss) on investments      Net asset value (NAV)     Total return
------------------------------------------------------------------------------------------------------------------------------------
                      Net investment            A realized gain on              This is the value of      This represents the
                      income includes           investments occurs              a mutual fund share,      rate that an
                      dividend and              when we sell an                 calculated by             investor would have
                      interest income           investment at a                 dividing the net          earned or lost on an
                      earned from a Fund's      profit, while a                 assets by the number      investment in a
                      securities; it is         realized loss occurs            of shares                 Fund. In calculating
                      after expenses have       when we sell an                 outstanding.              this figure for the
                      been deducted.            investment at a                                           financial highlights
                                                loss. When an                                             table, we include
                                                investment increases                                      applicable fee
                                                or decreases in                                           waivers, and assume
                                                value but we do not                                       the shareholder has
                                                sell it, we record                                        reinvested all
                                                an unrealized gain                                        dividends and
                                                or loss. The amount                                       realized gains.
                                                of realized gain per
                                                share that we pay to
                                                shareholders, if
                                                any, is listed under
                                                "Less dividends and
                                                distributions-Distributions
                                                from net realized
                                                gain on
                                                investments."



                                                                           Institutional Class
-------------------------------------------------------------------------------------------------
                                                                                        Period
                                                                       Year ended     12/30/96(1)
                                                                             7/31      through
Delaware High-Yield Opportunities Fund                           1999        1998      7/31/97
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $5.920      $5.920       $5.500
Income (loss) from investment operations:
Net investment income                                           0.444       0.537(2)     0.290(2)
Net realized and unrealized gain on investments                (0.684)      0.330        0.299
                                                               ------       -----        -----
Total from investment operations                               (0.240)      0.867        0.589
                                                               ------       -----        -----
Less dividends and distributions:
Dividends from net investment income                           (0.455)     (0.613)          --
Distributions from net realized gain on investments            (0.105)     (0.254)      (0.169)
                                                               ------       -----        -----
Total dividends and distributions                              (0.560)     (0.867)      (0.169)
                                                               ------       -----        -----
Net asset value, end of period                                 $5.120      $5.920       $5.920
                                                               ======      ======       ======
Total return(3)                                                 (3.96%)     15.82%       10.81%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $3,691      $3,837       $3,330
Ratio of expenses to average net assets                          0.97%       0.84%        0.75%
Ratio of expenses to average net assets prior to expense
   limitation and fees paid indirectly                           1.59%       1.14%        1.27%
Ratio of net investment income to average net assets             8.32%       9.18%        8.53%
Ratio of net investment income to average net assets
   prior to expense limitation and fees paid indirectly          7.69%       8.88%        8.00%
Portfolio turnover                                                382%        317%         270%
-------------------------------------------------------------------------------------------------

(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes fee waivers by the manager and reinvestment of distributions at net asset value.




How to read the
Financial highlights                          Ratio of expenses to     Ratio of net investment
(continued)           Net assets              average net assets       income to average net assets      Portfolio turnover
------------------------------------------------------------------------------------------------------------------------------
                      Net assets represent    The expense ratio is     We determine this                 This figure tells
                      the total value of      the percentage of        ratio by dividing                 you the amount of
                      all the assets in a     net assets that a        net investment                    trading activity in
                      Fund's portfolio,       fund pays annually       income by average                 a fund's portfolio.
                      less any                for operating            net assets.                       For example, a fund
                      liabilities, that       expenses and                                               with a 50% turnover
                      are attributable to     management fees.                                           has bought and sold
                      that class of the       These expenses                                             half of the value of
                      Fund.                   include accounting                                         its total investment
                                              and administration                                         portfolio during the
                                              expenses, services                                         stated period.
                                              for shareholders,
                                              and similar
                                              expenses.



Delaware Delchester Fund

Delaware
High-Yield Opportunities Fund

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Funds from your financial adviser.

You can find reports and other information about the Funds on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site

www.delawareinvestments.com

E-mail

service@delinvest.com

Client Services Representative

800.510.4015

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone service. Investment Company Act file number: 811-2071

Delaware Delchester Fund
                                                          CUSIP         NASDAQ
                                                          -----         ------
Institutional Class                                     245908306       DETIX

Delaware High-Yield Opportunities Fund
                                                          CUSIP         NASDAQ
                                                          -----         ------
Institutional Class                                     245908843       DHOIX

DELAWARE(SM)
INVESTMENTS
-----------
Philadelphia o London


P-044 [--] PP 9/99

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London



Delaware Strategic
Income Fund

Class A o Class B o Class C

Prospectus September 29, 1999


Current Income Fund

(photo of illustration from Current Income Brochure)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of contents
-----------------------------------------------------------------
Fund profile                                               page 2
Delaware Strategic Income Fund                                  2
-----------------------------------------------------------------
How we manage the Fund                                     page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Fund                              8
-----------------------------------------------------------------
Who manages the Fund                                      page 11
Investment manager and sub-adviser                             11
Portfolio managers                                             11
Fund administration (Who's who)                                13
-----------------------------------------------------------------
About your account                                        page 14
Investing in the Fund                                          14
   Choosing a share class                                      14
How to reduce your sales charge                                16
How to buy shares                                              17
Retirement plans                                               18
How to redeem shares                                           19
Account minimums                                               20
Special services                                               21
Dividends, distributions and taxes                             22
-----------------------------------------------------------------
Certain management considerations                         page 23
-----------------------------------------------------------------
Financial highlights                                      page 24


                                                                               1
                                                                          ------

Profile: Delaware Strategic Income Fund
--------------------------------------------------------------------------------

What are the Fund's goals?
   The Fund seeks high current income and total return. Although the Fund will strive to achieve its goal, there is no assurance that it will.


Who should invest in the Fund

o    Investors with long-term financial goals.

o Investors looking for an investment that offers professional allocation among key types of fixed-income securities.

o Investors looking for a fixed-income investment that offers potential for high current income and total return.

Who should not invest in the Fund

o    Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.



What are the Fund's main investment strategies? We invest primarily in bonds allocated among three sectors of the fixed income market. These include:

o the High-Yield Sector, consisting of high-yielding, lower-rated or unrated fixed-income securities that we believe to be similary rated issued by U.S. companies (These involve higher risk and are commonly known as "junk bonds.");

o the Investment Grade Sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies; and

o the International Sector, consisting of bonds issued by foreign governments, their agencies and instrumentalities, as well as other fixed-income securities of issuers in foreign countries and denominated in foreign currencies. (An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.)

We determine the amount of the Fund's assets that will be allocated to each of the three sectors based on our analysis of economic and market conditions and our assessment of the income and appreciation potential offered by each sector. We periodically reallocate the Fund's assets.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the securities held by the Fund. This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Fund is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to a higher risk that issuers will be unable to make interest or principal payments, particularly under adverse economic conditions. For a more complete discussion of risk, please turn to page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

How has the Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past two calendar years, as well as the average annual returns of all shares for the one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense limitations. The returns would be lower without the limitations.

The maximum Class A sales charge of 4.75%, which is normally deducted when you purchase shares, is not reflected in the year-by-year total returns to the right or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page 3 do include the sales charge.



------------------------------
------------------------------
1997                 9.41%
------------------------------
1998                 2.24%
------------------------------




As of June 30, 1999, the Fund's Class A shares had a year-to-date return of -1.60%. During the two years illustrated in this bar chart, Class A's highest quarterly return was 4.54% for the quarter ended June 30, 1997 and its lowest quarterly return was -0.21% for the quarter ended June 30, 1998.

     2
------

How has the Fund performed?
--------------------------------------------------------------------------------
                              Average annual returns for periods ending 12/31/98
--------------------------------------------------------------------------------
CLASS               A                  B                C        Lehman Brothers
                                                                       Aggregate
                          (if redeemed)*   (if redeemed)*             Bond Index
--------------------------------------------------------------------------------
1 year           -2.67%             -2.22%            0.59%              8.69%

Lifetime
 (Inception
 10/1/96)         4.51%              4.87%            6.05%              9.38%


  The table above shows the Fund's average annual returns compared to the performance of the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the Index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The Index also does not include foreign fixed-income securities or high-yield bonds, which are a significant component of the Fund's strategy.
* If redeemed at end of period shown. If shares were not redeemed, the returns for Class B would be 1.53% and 6.05% for the one-year and lifetime periods, respectively. Returns for Class C would be 1.53% and 6.05% for the one-year and lifetime periods, respectively.

What the Fund's fees and expenses?          CLASS                                                  A            B            C
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly        Maximum sales charge (load) imposed on
from your investments when you buy or         purchases as a percentage of offering price        4.75%        none         none
sell shares of the Fund.                    Maximum contingent deferred sales charge
                                              (load) as a percentage of original purchase
                                              price or redemption price, whichever is lower       none(1)       4%(2)        1%(3)
                                            Maximum sales charge (load) imposed on
                                              reinvested dividends                                none        none         none
                                            Redemption fees                                       none        none         none


                                            CLASS                                                  A            B            C
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are          Management fees                                       0.65%       0.65%        0.65%
deducted from the Fund's assets.            Distribution and service (12b-1) fees                 0.25%(4)    1.00%        1.00%
                                            Other expenses                                        0.65%       0.65%        0.65%
                                            Total annual fund operating expenses                  1.55%       2.30%        2.30%
                                            Fee waivers and payments(5)                          (0.55%)     (0.55%)      (0.55%)
                                            Net expenses                                          1.00%       1.75%        1.75%




                                            CLASS(7)                         A           B            B           C            C
                                                                                          (if redeemed)            (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------

This example is intended to help you        Without Fee Limitation(5)
compare the cost of investing in the        1 year                        $625        $233         $633        $233         $333
Fund to the cost of investing in other      3 years                       $941        $718       $1,018        $718         $718
mutual funds with similar investment        5 years                     $1,280      $1,230       $1,430      $1,230       $1,230
objectives. We show the cumulative          10 years                    $2,233      $2,447       $2,447      $2,636       $2,636
amount of Fund expenses on a                With Fee Limitation(5)
hypothetical investment of $10,000 with     1 year                        $572        $178         $578        $178         $278
an annual 5% return over the time           3 years                       $778        $551         $851        $551         $551
shown.(6) This is an example only, and      5 years                     $1,001        $949       $1,149        $949         $949
does not represent future expenses,         10 years                    $1,641      $1,864       $1,864      $2,062       $2,062
which may be greater or less than those
shown here.

-------------------
(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.
(2) If you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The Board of Trustees set the 12b-1 plan expenses for the Fund's Class A shares at 0.25%. Payments under the 12b-1 plan will not be more than 0.30%.

(5) The investment manager has contracted to waive fees and pay expenses through June 30, 2000 in order to prevent total operating expenses (excluding any 12b-1 expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets.

(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

                                                                               3
                                                                          ------

How we manage the Fund
Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


Delaware Strategic Income Fund is a type of fixed-income fund that invests in three distinct sectors of the fixed-income market as it pursues its investment objective of providing high current income and total return.

Certain economic and market events may have a greater impact on certain types of bonds. By spreading the portfolio assets among three key types of bonds, we strive to reduce the affect that such events might have on the Fund.

The foundation of our strategy is the belief that when one or more bond sectors are not performing well, the others may continue to provide high income and appreciation potential, helping to support the Fund's performance.



Following are the three key sectors we focus on as well as our general investment approach in each sector:

o U.S. government and high-quality corporate bonds are selected primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio which could enhance total return.

o U.S. high-yield corporate bonds are primarily used to increase the portfolio's income potential. These bonds are of lower quality and involve the risk that the companies issuing them may not be able to pay interest or repay principal. However, we carefully select the high-yield bonds for the Fund after evaluating both the company's fundamental strength and the bond's liquidity.

o Foreign bonds are used to add diversification. Because foreign markets are often affected by different economic cycles than the U.S., foreign bonds may experience performance cycles that are different as well. In selecting foreign bonds for the Fund, we strive to manage the risk associated with foreign investing through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued.


How to use
this glossary
This glossary includes
definitions of investment
terms used throughout the
prospectus. If you would like    Glossary A-C  Amortized cost                                             Average maturity
to know the meaning of an                      -------------------------------------------------------------------------------------
investment term that is not                    Amortized cost is a method used to value a fixed-          An average of when the
explained in the text please                   income security that starts with the face value of the     individual bonds and other
check the glossary.                            security and then adds or subtracts from that value        debt securities held in a
                                               depending on whether the purchase price was greater        portfolio will mature.
                                               or less than the value of the security at maturity. The
                                               amount greater or less than the par value is divided
                                               equally over the time remaining until maturity.








     4
------

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. As little as 20% or as much as 60% of the Fund's assets may be invested in each fixed-income sector. In addition, the Fund may invest up to 10% of its assets in U.S. equity securities.

The Fund's investment objective - to seek high current income and total return - is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.


The securities we typically invest in

Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                 Securities                                                     How we use them
------------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt obligations issued         The Fund may invest up to 60% of net assets in high-yield corporate
by a corporation and rated lower than investment            bonds. Emphasis is typically on those rated BB or Ba by an NRSRO.
grade by a nationally recognized statistical ratings
organization (NRSRO) such as S&P or Moody's.                We carefully evaluate an individual company's financial situation, its
High-yield bonds are issued by corporations that            management, the prospects for its industry and the technical factors
have lower credit quality and may have difficulty           related to its bond offering. Our goal is to identify those companies
repaying principal and interest.                            that we believe will be able to repay their debt obligations in spite of poor ratings. The Fund may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.
------------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Direct U.S. obligations         The Fund may invest up to 60% of net assets in direct U.S. government
including bills, notes, bonds as well as other debt         obligations; however, these securities will typically be a smaller
securities issued by the U.S. Treasury and                  percentage of the portfolio because they generally do not offer as high
securities of U.S. government agencies or                   a level of current income as other fixed-income securities the Fund may
instrumentalities.                                          invest in.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income securities         We may invest up to 60% of net assets in government-related
that represent pools of mortgages, with investors           mortgage-backed securities or fully collateralized privately issued
receiving principal and interest payments as the            mortgage-backed securities.
underlying mortgage loans are paid back. Many are
issued and guaranteed against default by the U.S.           We may invest in mortgage-backed securities issued by private companies
government or its agencies or instrumentalities,            whether or not the securities are 100% collateralized. However, these
such as the Federal Home Loan Mortgage Corporation,         securities must be rated in one of the four highest categories by an
Federal National Mortgage Association and the               NRSRO at the time of purchase. The privately issued securities we invest
Government National Mortgage Association. Others are        in are either CMOs or REMICs (see below).
issued by private financial institutions, with some
fully collateralized by certificates issued or
guaranteed by the U.S. government or its agencies or
instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations (CMOs):                 See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is the mortgages that are grouped
into different pools according to their maturity.
------------------------------------------------------------------------------------------------------------------------------------
Real estate mortgage investment conduits (REMICs):          See mortgage-backed securities above.
Privately issued mortgage-backed bonds whose
underlying value is a fixed pool of mortgages
secured by an interest in real property. Like CMOs,
REMICs offer different pools.
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by           We invest only in asset-backed securities rated in one of the four
accounts receivables including home equity,                 highest categories by an NRSRO.
automobile or credit loans.
------------------------------------------------------------------------------------------------------------------------------------



Bond                                                         Bond ratings                                          Capital
------------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company,           Independent evaluations of creditworthiness,          The amount of
municipality or government agency. In return for             ranging from Aaa/AAA (highest quality) to D           money you invest.
lending money to the issuer, a bond buyer generally          (lowest quality). Bonds rated Baa/BBB or
receives fixed periodic interest payments and                better are considered investment grade. Bonds
repayment of the loan amount on a specified maturity         rated Ba/BB or lower are commonly known as
date. A bond's price changes prior to maturity and is        junk bonds. See also Nationally recognized
inversely related to current interest rates. When            statistical rating organization.
interest rates rise, bond prices fall, and when
interest rates fall, bond prices rise.



                                                                               5
                                                                          ------

------------------------------------------------------------------------------------------------------------------------------------
                 Securities                                                     How we use them
------------------------------------------------------------------------------------------------------------------------------------

Investment-grade corporate bonds: Debt obligations          Debt securities within the top three categories comprise what are known
issued by a corporation, rated in one of the four           as high-grade bonds and are regarded as having a strong ability to pay
highest categories by an NRSRO (or, if unrated, that        principal and interest. Securities in the fourth category are known as
we believe are of equal quality).                           medium-grade bonds and are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and speculative characteristics.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities: Securities issued by         We may invest in foreign government securities and primarily focus on
foreign governments or supranational entities. A            better quality bonds with investment-grade credit ratings.
supranational entity is an entity established or
financially supported by the national governments of        However, up to 15% of the Fund's assets may also be invested in foreign
one or more countries. The International Bank for           government securities issued by emerging or developing countries, which
Reconstruction and Development (more commonly known         may be lower rated, including securities rated below investment grade.
as the World Bank) is one example of a supranational
entity.                                                     We may also invest in securities issued by supranational entities, which are typically of higher quality.
------------------------------------------------------------------------------------------------------------------------------------
Foreign corporate bonds: Debt obligations issued by         We may invest in both rated and unrated securities of foreign
foreign corporations.                                       corporations. We may invest both in investment-grade securities and non-investment grade securities (i.e., those rated BB or lower by S&P or
                                                            Fitch, Ba or lower by Moody's, or similarly rated by another NRSRO.)
------------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds and payment-in-kind bonds: Zero           We may invest in zero coupon bonds and payment-in-kind bonds, though we
coupon bonds are debt obligations which do not              do not expect this to be a significant component of our strategy. The
entitle the holder to any periodic payments of              market prices of these bonds are generally more volatile than the market
interest prior to maturity or a specified date when         prices of securities that pay interest periodically and are likely to
the securities begin paying current interest.               react to changes in interest rates to a greater degree than
Therefore, they are issued and traded at a price            interest-paying bonds having similar maturities and credit quality. They
lower than their face amounts or par value.                 may have certain tax consequences which, under certain conditions, could
Payment-in-kind bonds pay interest or dividends in          be adverse to the Fund.
the form of additional bonds or preferred stock.
------------------------------------------------------------------------------------------------------------------------------------
Equity securities: Common stocks, preferred stocks          Up to 10% of the Fund's assets may be invested in U.S. equity
(including adjustable rate preferred stocks) and            securities.
other equity securities, such as convertible
securities and warrants.                                    We would select only equity securities that were consistent with the
                                                            Fund's objective of high current income and total return.
------------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to           At times when we anticipate adverse conditions, we may want to protect
buy or sell a security or group of securities at an         gains on securities without actually selling them. We might use options
agreed upon price at a future date. The purchaser of        or futures to neutralize the effect of any price declines, without
an option may or may not choose to go through with          selling a bond or bonds, or as a hedge against changes in interest
the transaction.                                            rates.

Futures contracts are agreements for the purchase or        Use of these strategies can increase the operating costs of the Fund and
sale of a security or group of securities at a              can lead to loss of principal.
specified price, on a specified date: Unlike an
option, a futures contract must be executed unless
it is sold before the settlement date.

Certain options and futures may be considered to be
derivative securities.
------------------------------------------------------------------------------------------------------------------------------------
Investment company securities: In some foreign              We may invest in either closed-end or open-end investment companies
countries, investments by a mutual fund may only be         consistent with Investment Company Act of 1940 requirements. These
made through investments in closed-end investment           investments involve an indirect payment of a portion of the other
companies that in turn invest in the securities of          investment companies' expenses, including advisory fees.
such countries.
------------------------------------------------------------------------------------------------------------------------------------
Brady Bonds: These are debt securities issued under         We may invest in Brady Bonds. We believe that the economic reforms
the framework of the Brady Plan, an initiative              undertaken by countries in connection with the issuance of Brady Bonds
announced by the U.S. Treasury Secretary, Nicholas          makes the debt of countries that have issued Brady Bonds or those that
F. Brady in 1989, as a mechanism for debtor nations         have announced plans to issue them a viable opportunity for investment.
to restructure their outstanding external
indebtedness (generally, commercial bank debt).
------------------------------------------------------------------------------------------------------------------------------------



Glossary C   Capital appreciation           Capital gains distributions                             Commission
------------------------------------------------------------------------------------------------------------------------------------
             An increase in the             Payments to mutual fund shareholders of profits         The fee an investor pays to a
             value of an investment.        (realized gains) from the sale of a fund's portfolio    financial adviser for investment
                                            securities. Usually paid once a year; may be either     advice and help in buying or
                                            short-term gains or long-term gains.                    selling mutual funds, stocks,
                                                                                                    bonds or other securities.







     6
------

------------------------------------------------------------------------------------------------------------------------------------
                 Securities                                                     How we use them
------------------------------------------------------------------------------------------------------------------------------------

Foreign currency, foreign currency contracts or             We may invest in securities issued in any currency and may hold foreign
forward contracts: A forward contract involves an           currency.
obligation to purchase or sell a specific currency
at a future date at a price set at the time of the          Although the Fund values its assets daily in terms of U.S. dollars, we
contract. Forward contracts are used to "lock-in"           do not convert our holdings of foreign currencies into U.S. dollars on a
the price of a security that will be purchased or           daily basis. We may, however, from time to time, purchase or sell
sold, in terms of U.S. dollars or other currencies.         foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions or to minimize currency value fluctuations. We may conduct foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency contract or forward contract. By entering into these transactions, the
                                                            Fund attempts to protect against a possible loss resulting from an adverse change in currency exchange rates during the period between when a security is purchased or sold and the date on which payment is made or received. These transactions may increase the Fund's expenses.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer         Typically, we use repurchase agreements as a short-term investment for
of securities, such as the Fund, and a seller, in           the Fund's cash position. In order to enter into these repurchase
which the seller agrees to buy the securities back          agreements, the Fund must have collateral of at least 102% of the
within a specified time at the same price the buyer         repurchase price.
paid for them, plus an amount equal to an agreed
upon interest rate. Repurchase agreements are often
viewed as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities          We may invest without limit in privately placed securities that are
whose resale is restricted under securities law.            eligible for resale only among certain institutional buyers without registration, including Rule 144A Securities. Restricted securities that are determined to be illiquid may not exceed the Fund's 15% limit on illiquid securities, which is described above.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate swap and index swap agreements: In an         Interest rate swaps may be used to adjust the Fund's sensitivity to
interest rate swap, a fund receives payments from           interest rates by changing its duration. We may also use interest rate
another party based on a floating interest rate in          swaps to hedge against changes in interest rates.
return for making payments based on a fixed interest
rate. An interest rate swap can also work in                We use index swaps to gain exposure to markets that the Fund invests in,
reverse, with a fund receiving payments based on a          such as the corporate bond market. We may also use index swaps as a
fixed interest rate and making payments based on a          substitute for futures, options or forward contracts if such contracts
floating interest rate. In an index swap, a fund            are not directly available to the Fund on favorable terms.
receives gains or incurs losses based on the total
return of an index, in exchange for making fixed or         Interest rates swaps and index swaps will be considered illiquid
floating interest rate payments to another party.           securities (see below).
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a          We may invest up to 15% of net assets in illiquid securities, including
ready market, and cannot be easily sold within seven        repurchase agreements with maturities of over seven days.
days at approximately the price that the fund has
valued them.
------------------------------------------------------------------------------------------------------------------------------------


Please see the Statement of Additional Information for additional descriptions on these securities.

Lending securities      The Fund may lend up to 25% of its assets to qualified
brokers, dealers and institutional investors for their use in security transactions.

Borrowing from banks      The Fund may borrow money as a temporary measure for
extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Fund may be unable to meet its investment objective. The Fund will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis       The Fund
may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

Portfolio turnover       We anticipate that the Fund's annual portfolio turnover
will exceed 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for the Fund.

Compounding          Consumer Price Index (CPI)           Contingent deferred sales charge (CDSC)          Corporate bond
------------------------------------------------------------------------------------------------------------------------------------
Earnings on an       Measurement of U.S. inflation;       Fee charged by some mutual funds when            A debt security issued by
investment's         represents the price of a basket     shares are redeemed (sold back to the fund)      a corporation. See bond.
previous earnings.   of commonly purchased goods.         within a set number of years; an alternative
                                                          method for investors to compensate a
                                                          financial adviser for advice and service,
                                                          rather than an up-front commission.








                                                                               7
                                                                          ------

--------------------------------------------------------------------------------
The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. An investment in the Fund typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                 Risks                                                 How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of           We maintain a long-term investment approach and focus on bonds that we
the securities in a certain market--like the stock          believe will continue to pay interest regardless of interim market
or bond market--will decline in value because of            fluctuations. We do not try to predict overall bond market or interest
factors such as economic conditions, future                 rate movements and do not trade for short-term purposes.
expectations or investor confidence. Index swaps are
subject to the same market risks as the investment          We may hold a substantial part of the Fund's assets in cash or cash
market or sector that the index represents.                 equivalents as a temporary defensive strategy.
Depending on the actual movements of the index and
how well the portfolio managers forecast those              In evaluating the use of an index swap, we carefully consider how market
movements, a fund could experience a higher or lower        changes could affect the swap and how that compares to us investing
return than anticipated.                                    directly in the market the swap is intended to represent.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the             We diversify the Fund's assets across three distinct sectors of the bond
value of securities in a particular industry or the         market and among a wide variety of individual issuers.
value of an individual stock or bond will decline
because of changing expectations for the performance
of that industry or for the individual company
issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will         The Fund is subject to interest rate risk. We cannot eliminate that
decrease in value if interest rates rise. The risk          risk, but we do strive to manage it by monitoring economic conditions.
is greater for bonds with longer maturities than for
those with shorter maturities.                              The Fund will not invest in interest rate or index swaps with maturities of more than two years. Each business day we will calculate the amount
Swaps may be particularly sensitive to interest rate        the Fund must pay for any swaps it holds and will segregate enough cash
changes. Depending on the actual movements of               or other liquid securities to cover that amount.
interest rates and how well the portfolio managers
anticipate them, a fund could experience a higher or
lower return than anticipated. For example, if a
fund holds interest rate swaps and is required to
make payments based on variable interest rates, it
will have to make increased payments if interest
rates rise, which will not necessarily be offset by
the fixed-rate payments it is entitled to receive
under the swap agreement.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk the possibility that a bond's issuer (or        Our careful, credit-oriented bond selection and our commitment to hold a
an entity that insures the bond) will not be able to        diversified selection of high-yield bonds are designed to manage this
make timely payments of interest and principal.             risk.

Investing in so-called "junk" or "high-yield" bonds         It is likely that protracted periods of economic uncertainty would cause
entails the risk of principal loss, which may be            increased volatility in the market prices of high-yield bonds, an
greater than the risk involved in investment-grade          increase in the number of high-yield bond defaults and corresponding
bonds. High-yield bonds are sometimes issued by             volatility in the Fund's net asset value.
companies whose earnings at the time the bond is
issued are less than the projected debt payments on         Our holdings of high-quality investment grade bonds are less subject to
the bonds.                                                  credit risk and may help to balance any credit problems experienced by individual high-yield bond issuers or foreign issuers.
Some analysts believe a protracted economic downturn
would severely disrupt the market for high-yield            When selecting dealers with whom we would make interest rate or index
bonds, adversely affect the value of outstanding            swap agreements, we focus on those with high quality ratings and do
bonds and adversely affect the ability of high-yield        careful credit analysis before investing.
issuers to repay principal and interest.
------------------------------------------------------------------------------------------------------------------------------------



Glossary D-F   Depreciation            Diversification                 Dividend distribution          Duration
------------------------------------------------------------------------------------------------------------------------------------
               A decline in an         The process of spreading        Payments to mutual fund        A measurement of a fixed-
               investment's value.     investments among a             shareholders of dividends      income investment's price
                                       number of different             passed along from the fund's   volatility. The larger the
                                       securities, asset classes or    portfolio of securities.       number, the greater the likely
                                       investment styles to reduce                                    price change for a given
                                       the risks of investing.                                        change in interest rates.











     8
------

------------------------------------------------------------------------------------------------------------------------------------
                 Risks                                                 How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------

Futures and options risk is the possibility that a          We will use options and futures for defense purposes, such as to protect
fund may experience a significant loss if it employs        gains in the portfolio without actually selling a security or to
an options or futures strategy related to a security        neutralize the impact of interest rate changes. We will not use futures
or a market index and that security or index moves          and options for speculative reasons or in an effort to enhance return.
in the opposite direction from what the portfolio
managers anticipated. Futures and options also
involve additional expenses, which could reduce any
benefit or increase any loss to a fund from using
the strategy.






------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities may        The Fund will attempt to reduce foreign investing risks through
be adversely affected by political instability              portfolio diversification, credit analysis and attention to trends in
(including governmental seizures or nationalization         world economies, industries and financial markets.
of assets), changes in currency exchange rates,
foreign economic conditions or inadequate regulatory        We carefully evaluate the political and economic situations in the
and accounting standards. Foreign markets may also          countries where we invest and take these risks into account before we
be less efficient, less liquid, have greater price          select securities for the portfolio. However, there is no way to
volatility, less regulation and higher transaction          eliminate foreign risks when investing internationally.
costs than U.S. markets.
------------------------------------------------------------------------------------------------------------------------------------
Foreign government securities risk involves the             The Fund attempts to reduce the risks associated with investing in
ability of a foreign government or                          foreign governments by limiting the portion of portfolio assets that may
government-related issuer to make timely principal          be invested in such securities.
and interest payments on its external debt
obligations. This ability to make payments will be
strongly influenced by the issuer's balance of
payments, including export performance, its access
to international credit and investments,
fluctuations in interest rates and the extent of its
foreign reserves.
------------------------------------------------------------------------------------------------------------------------------------
Currency risk is the risk that the value of an              We may try to hedge currency risk by purchasing foreign currency
investment may be negatively affected by changes in         exchange contracts. By agreeing to purchase or sell foreign securities
foreign currency exchange rates. Adverse changes in         at a pre-set price on a future date, the Fund strives to protect the
exchange rates may reduce or eliminate any gains            value of the security it owns from future changes in currency rates. We
produced by investments that are denominated in             will use forward currency exchange contracts only for defensive
foreign currencies and may increase any losses.             measures, not to enhance portfolio returns. However, there is no assurance that a strategy such as this will be successful.
------------------------------------------------------------------------------------------------------------------------------------
Emerging markets risk is the possibility that the           While the Fund may purchase securities of issuers in any foreign
risks associated with international investing will          country, developed and emerging, no more than 15% of the Fund's assets
be greater in emerging markets than in more                 may be invested in direct obligations of issuers located in emerging
developed foreign markets because, among other              market countries.
things, emerging markets may have less stable
political and economic environments.
------------------------------------------------------------------------------------------------------------------------------------




Expense ratio                                                                          Financial adviser
------------------------------------------------------------------------------------------------------------------------------------
A mutual fund's total operating expenses, expressed as a percentage of its total       Financial professional (e.g., broker, banker,
net assets. Operating expenses are the costs of running a mutual fund, including       accountant, planner or insurance agent) who
management fees, offices, staff, equipment and expenses related to maintaining         analyzes clients' finances and prepares
the fund's portfolio of securities and distributing its shares. They are paid          personalized programs to meet objectives.
from the fund's assets before any earnings are distributed to shareholders.



                                                                               9
                                                                          ------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                 Risks                                                 How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------

Liquidity risk is the possibility that securities           A less liquid secondary market may have an adverse effect on our ability
cannot be readily sold within seven days at                 to sell particular issues, when necessary, to meet the Fund's liquidity
approximately the price that a fund values them.            needs or in response to a specific event, such as the declining creditworthiness of an issuer. In striving to manage this risk, we
The high-yield secondary market is particularly             evaluate the size of a bond issuance as a way to anticipate its likely
susceptible to liquidity problems when the                  liquidity level.
institutions, such as mutual funds and certain
financial institutions that dominate it temporarily         We may invest only 15% of net assets in illiquid securities.
stop buying bonds for regulatory, financial or other
reasons.
------------------------------------------------------------------------------------------------------------------------------------
Valuation risk A less liquid secondary market as            We will strive to manage this risk by carefully evaluating individual
described above makes it more difficult to obtain           bonds and by limiting the amount of the portfolio that can be allocated
precise valuations of high-yield securities. During         to privately placed high-yield securities.
periods of reduced liquidity, judgment plays a
greater role in valuing high-yield securities.
------------------------------------------------------------------------------------------------------------------------------------
Legislative and regulatory risk The United States           We monitor the status of regulatory and legislative proposals to
Congress has from time to time taken or considered          evaluate any possible effects they might have on the Fund's portfolio.
legislative actions that could adversely affect the
high-yield bond market. For example, Congressional
legislation has, with some exceptions, generally
prohibited federally insured savings and loan
institutions from investing in high-yield
securities. Regulatory actions have also affected
the high-yield market. Similar actions in the future
could reduce liquidity for high-yield issues, reduce
the number of new high-yield securities being issued
and could make it more difficult for a fund to
attain its investment objective.
------------------------------------------------------------------------------------------------------------------------------------



                                                     Government
Glossary F-M  Fixed-income securities                securities                    Inflation                  Investment goal
------------------------------------------------------------------------------------------------------------------------------------
              With fixed-income securities,          Securities issued by          The increase in the        The objective, such as
              the money you originally invested      the U.S. government           cost of goods and          long-term capital
              is paid back at a pre-specified        or its agencies. They         services over time. U.S.   growth or high current
              maturity date. These securities,       include Treasuries as         inflation is frequently    income, that a mutual
              which include government,              well as agency-backed         measured by changes        fund pursues.
              corporate or municipal bonds,          securities such as            in the Consumer
              as well as money market                Fannie Maes.                  Price Index (CPI).
              securities, typically pay
              a fixed rate of return
              (often referred to as interest).
              See Bond.














    10
------

Who manages the Fund

Investment manager and sub-adviser
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services.

Delaware International Advisers Ltd. is the sub-adviser for the Fund. Delaware International Advisers Ltd. manages the foreign securities portion of the Fund's portfolio under the overall supervision of Delaware Management Company and furnishes Delaware Management Company with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities.

For these services, the manager and sub-adviser were paid an aggregate fee of 0.10% of average daily net assets for the last fiscal year, which includes a reduction due to expense limitations.

Portfolio
managers
Paul Grillo, Paul A. Matlack, Christopher A. Moth and Joanna Bates have primary responsibility for making day-to-day investment decisions for the Fund. In making investment decisions for the Fund, Mr. Grillo and Mr. Matlack regularly consult with H. Thomas McMeekin. Mr. Moth and Ms. Bates regularly consult with David G. Tilles as well as four global fixed-income team members.

Paul Grillo, Vice President/Senior Portfolio Manager, is a CFA charterholder and graduate of North Carolina State University with an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as a financial analyst at Chemical Bank. He has primary responsibility for allocating the Fund's assets among the fixed-income and equity sectors and for making day-to-day investment decisions regarding the Fund's holdings of investment-grade securities. Mr. Grillo has been a member of the Fund's management team since its inception.

Paul A. Matlack, Vice President/Senior Portfolio Manager for the Fund, is a CFA charterholder and graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. He has primary responsibility for making day-to-day investment decisions for the Fund regarding its investments in the high-yield sector. Mr. Matlack has been a member of the Fund's management team since its inception.

H. Thomas McMeekin, Executive Vice President and Chief Investment Officer, Fixed Income, joined Delaware Investments in 1999. He has over 24 years of investment management experience which includes serving as President of Lincoln Investment Management, Inc., an affiliate of Delaware Investments. Mr. McMeekin holds a BA in Economics from the University of Rochester and an MBA in Finance and Accounting from Cornell University. He also completed the Advanced Management Program at Harvard Business School.




Lehman Brothers Aggregate Bond Index         Management fee                     Market capitalization
-------------------------------------------------------------------------------------------------------------------------
The Lehman Brothers Aggregate Bond Index     The amount paid by a mutual        The value of a corporation determined by
is an index that measures the                fund to the investment adviser     multiplying the current market price of
performance of about 6,500 U.S.              for management services,           a share of common stock by the number of
corporate and government bonds.              expressed as an annual             shares held by shareholders. A
                                             percentage of the fund's           corporation with one million shares
                                             average daily net assets.          outstanding and the market price per
                                                                                share of $10 has a market capitalization
                                                                                of $10 million.


Christopher A. Moth, Senior Portfolio Manager - Investment Strategy of Delaware International Advisers Ltd., is a graduate of The City University London. Mr. Moth joined Delaware International in 1992 and has had responsibility for making day-to-day investment decisions for the Fund's holdings of foreign securities since July 1999. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London.

Joanna Bates, Senior Portfolio Manager - Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. Ms. Bates has had primary responsibility for making day-to-day investment decisions regarding the Fund's holdings of foreign securities since July 1999 and has been a mamber of the Fixed Income team at Delaware International since June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research.

David G. Tilles, Managing Director and Chief Investment Officer, Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International Advisers was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Glossary M-P        Maturity                                          NASD Regulation, Inc. (NASD)
---------------------------------------------------------------------------------------------------------------
                    The length of time until a bond issuer            A self-regulating organization,
                    must repay the underlying loan principal          consisting of brokerage firms (including
                    to bondholders.                                   distributors of mutual funds), that is
                                                                      responsible for overseeing the actions
                                                                      of its members.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.



                                                               Board of Trustees

   Investment manager                                                                                         Custodian
Delaware Management Company                                                                           The Chase Manhattan Bank
   One Commerce Square                                             The Funds                           4 Chase Metrotech Center
  Philadelphia, PA 19103                                                                                 Brooklyn, NY 11245



     Sub-adviser                                                 Distributor                                 Service agent
 Delaware International                                 Delaware Distributors, L.P.                 Delaware Service Company, Inc.
     Advisers Ltd.                                           1818 Market Street                           1818 Market Street
     Third Floor                                            Philadelphia, PA 19103                       Philadelphia, PA 19103
     80 Cheapside
London, England EC2V 6EE

                                                               Financial advisers


                                                               Portfolio managers
                                                            (see page 11 for details)

                                                                  Shareholders


Board of Trustees    A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager      An investment manager is a company responsible for
selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser        A sub-adviser is a company generally responsible for the
management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers       Portfolio managers are employed by the investment
manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian      Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor       Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.

Service agent     Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers          Financial advisers provide advice to their
clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

Nationally recognized statistical rating
organization (NRSRO)                                   Net asset value (NAV)              Preferred stock
-------------------------------------------------------------------------------------------------------------------------
A company that assesses the credit quality of          The daily dollar value of one      Preferred stock has preference
bonds, commercial paper, preferred and common          mutual fund share. Equal to a      over common stock in the
stocks and municipal short-term issues, rating the     fund's net assets divided by       payment of dividends and
probability that the issuer of the debt will meet      the number of shares               liquidation of assets.
the scheduled interest payments and repay the          outstanding.                       Preferred stocks also often
principal. Ratings are published by such companies                                        pay dividends at a fixed rate
as Moody's Investors Service, Inc. (Moody's),                                             and are sometimes convertible
Standard & Poor's Ratings Group (S&P), Duff &                                             into common stock.
Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).

About your account

Investing in
the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Class A

Choosing a share class

o Class A shares have an up-front sales charge of up to 4.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $100,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information for details.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently 0.25%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge, except in the limited circumstances described in the table below.

Class A Sales Charges

                         Sales charge as %   Sales charge as % of     Dealer's commission as %
   Amount of purchase    of offering price   amount invested           of offering price
---------------------------------------------------------------------------------------------------
   Less than $100,000         4.75%               4.94%                      4.00%

   $100,000 but
   under $250,000             3.75%               3.91%                      3.00%

   $250,000 but
   under $500,000             2.50%               2.56%                      2.00%

   $500,000 but
   under $1,000,000           2.00%               2.06%                      1.60%
---------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year.
--------------------------------------------------------------------------------


                              Sales charge as %   Sales charge as % of     Dealer's commission as %
   Amount of purchase         of offering price     amount invested           of offering price
---------------------------------------------------------------------------------------------------
$1 million up to $5 million         none                 none                       1.00%
Next $20 million                    none                 none                       0.50%
Up to $25 million                   none                 none                       0.25%
Amount over $25 million
---------------------------------------------------------------------------------------------------



Glossary P-S     Principal                   Prospectus                    Redeem                        Risk
----------------------------------------------------------------------------------------------------------------------------------
                 Amount of money you         The official offering         To cash in your shares by     Generally defined as
                 invest (also called         document that describes a     selling them back to the      variability of value;
                 capital). Also refers to    mutual fund, containing       mutual fund.                  also credit risk,
                 a bond's original face      information required by                                     inflation risk, currency
                 value, due to be repaid     the SEC, such as                                            and interest rate risk.
                 at maturity.                investment objectives,                                      Different investments
                                             policies, services and                                      involve different types
                                             fees.                                                       and degrees of risk.


Class B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first two years after you buy them, the shares will be subject to a contingent deferred sales charge of 4%. The contingent deferred sales charge is 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information for details.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on theseshares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (currently 0.25%). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information for details.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation onmaximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                              SEC (Securities and
Sales charge                  Exchange Commission)          Share classes                 Signature guarantee
----------------------------------------------------------------------------------------------------------------------
Charge on the purchase or     Federal agency established    Different classifications     Certification by a bank,
redemption of fund shares     by Congress to administer     of shares; mutual fund        brokerage firm or other
sold through financial        the laws governing the        share classes offer a         financial institution that
advisers. May vary with       securities industry,          variety of sales charge       a customer's signature is
the amount invested.          including mutual fund         choices.                      valid; signature
Typically used to             companies.                                                  guarantees can be provided
compensate financial                                                                      by members of the STAMP
advisers for advice and                                                                   program.
service provided.

How to reduce your sales charge


We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Share class
     Program                           How it works                            A                            B           C
------------------------------------------------------------------------------------------------------------------------------------

Letter of Intent              Through a Letter of Intent you                   X                    Although the Letter of Intent
                              agree to invest a certain                                             and Rights of Accumulation do
                              amount in Delaware Investment                                         not apply to the purchase of
                              funds (except money market                                            Class B and C shares, you can
                              funds with no sales charge)                                           combine your purchase of Class
                              over a 13-month period to                                             A shares with your purchase of
                              qualify for reduced front-end                                         B and C shares to fulfill your
                              sales charges.                                                        Letter of Intent or qualify
                                                                                                    for Rights of Accumulation.
Rights of Accumulation        You can combine your holdings                    X
                              or purchases of all funds in
                              the Delaware Investments
                              family (except money market
                              funds with no sales charge) as
                              well as the holdings and
                              purchases of your spouse and
                              children under 21 to qualify
                              for reduced front-end sales
                              charges.

Reinvestment of redeemed      Up to 12 months after you          For Class A, you will not have     For Class B,     Not available.
shares                        redeem shares, you can             to pay an additional front-end     your account
                              reinvest the proceeds with no      sales charge.                      will be
                              additional sales charge.                                              credited with
                                                                                                    the contingent
                                                                                                    deferred sales
                                                                                                    charge you
                                                                                                    previously paid
                                                                                                    on the amount
                                                                                                    you are
                                                                                                    reinvesting.
                                                                                                    Your schedule
                                                                                                    for contingent
                                                                                                    deferred sales
                                                                                                    charges and
                                                                                                    conversion to
                                                                                                    Class A will
                                                                                                    not start over
                                                                                                    again; it will
                                                                                                    pick up from
                                                                                                    the point at
                                                                                                    which you
                                                                                                    redeemed your
                                                                                                    shares.

SIMPLE IRA, SEP IRA, SARSEP,       These investment plans may                      X                There is no reduction in sales
Prototype Profit Sharing,          qualify for reduced sales                                        charge for Class B or Class C
Pension, 401(k), SIMPLE            charges by combining the                                         shares for group purchases by
401(k), 403(b)(7), and 457         purchases of all members of                                      retirement plans.
Retirement Plans                   the group. Members of these
                                   groups may also qualify to
                                   purchase shares without a
                                   front-end sales charge and a
                                   waiver of any contingent
                                   deferred sales charges.
------------------------------------------------------------------------------------------------------------------------------------

                                                                Statement of Additional
Glossary S-T                 Standard deviation                 Information (SAI)                  Stock
                             ----------------------------------------------------------------------------------------------------
                             A measure of an investment's       The document serving as "Part      An investment that represents
                             volatility; for mutual funds,      B" of a fund's prospectus that     a share of ownership (equity)
                             measures how much a fund's         provides more detailed             in a corporation. Stocks are
                             total return has typically         information about the fund's       often referred to as
                             varied from its historical         organization, investments,         "equities."
                             average.                           policies and risks.

How to buy shares

Through your financial adviser
[GRAPHIC OMITTED]
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

By mail
[GRAPHIC OMITTED]
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

By wire
[GRAPHIC OMITTED]
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

By exchange
[GRAPHIC OMITTED]
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

Through automated shareholder services
[GRAPHIC OMITTED]
You can purchase or exchange shares through Delaphone, our automated telephone service or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.



Total return                       Treasury bills                    Treasury bonds                    Treasury notes
------------------------------------------------------------------------------------------------------------------------------------
An investment performance          Securities issued by the U.S.     Securities issued by the U.S.     Securities issued by the U.S.
measurement, expressed as a        Treasury with maturities of       Treasury with maturities of 10    Treasury with maturities of
percentage, based on the           one year or less.                 years or longer.                  one to 10 years.
combined earnings from
dividends, capital gains and
change in price over a given
period.


Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business.We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the Board of Trustees.

Retirement plans

In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.


                    Uniform Gift to Minors Act and
Glossary U-V        Uniform Transfers to Minors Act              Volatility
-------------------------------------------------------------------------------------------------------------------------------
                    Federal and state laws that provide a        The tendency of an investment to go up or down in value by
                    simple way to transfer property to a         different magnitudes. Investments that generally go up or
                    minor with special tax advantages.           down in value in relatively small amounts are considered
                                                                 "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

How to redeem shares

Through your financial adviser
[GRAPHIC OMITTED]
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

By mail
[GRAPHIC OMITTED]
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

By telephone
[GRAPHIC OMITTED]
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

By wire
[GRAPHIC OMITTED]
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

Through automated shareholder services
[GRAPHIC OMITTED]
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

                     Automatic     The Automatic Investing Plan allows you to
                Investing Plan     make regular monthly investments directly
                                   from your checking account.

                Direct Deposit     With Direct Deposit you can make additional
                                   investments through payroll deductions,
                                   recurring government or private payments such as social security or direct transfers from your bank account.

         Wealth Builder Option     With the Wealth Builder Option you can
                                   arrange automatic monthly exchanges between your shares in one or more Delaware
                                   Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

                      Dividend     Through our Dividend Reinvestment Plan, you
             Reinvestment Plan     can have your distributions reinvested in
                                   your account or the same share class in
                                   another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

                     Exchanges     You can exchange all or part of your shares
                                   for shares of the same class in another
                                   Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

Special services
(continued)

        ------------------------------------------------------------------------

                 MoneyLine(SM)    Through our MoneyLine(SM) On Demand Service,
             On Demand Service    you or your financial adviser may transfer
                                  money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.


                     MoneyLine    Through our MoneyLine Direct Deposit Service
        Direct Deposit Service    you can have $25 or more in dividends and
                                  distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

                    Systematic    Through our Systematic Withdrawal Plan you
               Withdrawal Plan    can arrange a regular monthly or quarterly
                                  payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes

Dividends, if any, are declared daily and paid monthly. Capital gains, if any are paid twice a year. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year. Distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

Certain management considerations

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The Year 2000 Problem may also adversely affect the issuers of securities in which the Fund invests. The portfolio managers and investment professionals of the Fund consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantees that, even with their due diligence efforts, they will be able to predict the affect of Year 2000 on any company or the performance of its securities.

Financial highlights

The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

                                                                                                                   Class A
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Period
                                                                                                                 10/1/96(1)
                                                                                             Year ended 7/31        through
Delaware Strategic Income Fund                                                               1999        1998       7/31/97
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                        $5.480      $5.700       $5.500
Income (loss) from investment operations:
Net investment income(2)                                                                     0.462       0.444        0.337
Net realized and unrealized gain (loss)
   on investments, futures contracts and foreign currencies                                 (0.607)     (0.104)       0.204
                                                                                            ------      ------       ------
Total from investment operations                                                            (0.145)      0.340        0.541
                                                                                            ------      ------       ------
Less dividends and distributions:
Dividends from net investment income                                                        (0.440)     (0.440)      (0.341)
Distributions from net realized gain
   on investments                                                                           (0.035)     (0.120)       none
                                                                                            ------      ------       ------
Total dividends and distributions                                                           (0.475)     (0.560)      (0.341)
                                                                                            ------      ------       ------
Net asset value, end of period                                                              $4.860      $5.480       $5.700
                                                                                            ======      ======       ======
Total return(3)                                                                             (2.77%)      6.23%       10.11%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                    $18,757     $17,871       $9,144
Ratio of expenses to average net assets                                                      1.00%       1.00%        1.00%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly                                  1.55%       1.73%        2.12%
Ratio of net investment income to average
   net assets                                                                                8.97%       7.93%        7.76%
Ratio of net investment income to average
   net assets prior to expense limitation and expenses paid indirectly                       8.42%        7.20%       6.64%
Portfolio turnover                                                                            156%        175%         183%
---------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total returns have not been annualized.
(2) Per share information for the years ended July 31, 1998 and 1999 were based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects expense limitations.

How to read
the Financial  Net investment                 Net realized and                                         Net asset
highlights     income                         unrealized gain (loss) on investments                    value (NAV)
               --------------------------------------------------------------------------------------------------------------------
               Net investment income          A realized gain on investments occurs when               This is the value of a
               includes dividend and          we sell an investment at a profit, while a               mutual fund share,
               interest income earned         realized loss occurs when we sell an investment          calculated by dividing
               from the Fund's investments;   at a loss. When an investment increases or               the net assets by the
               it is after expenses           decreases in value but we do not sell it, we             number of shares outstanding.
               have been deducted.            record an unrealized gain or loss. The amount of
                                              realized gain per share that we pay to shareholders,
                                              if any, is listed under "Less dividends and
                                              distributions-Distributions from net realized
                                              gain on investments."

24



                                                                                                   Class B
-----------------------------------------------------------------------------------------------------------------
                                                                                                    Period
                                                                                                  10/1/96(1)
                                                                             Year ended 7/31        through
Delaware Strategic Income Fund                                            1999           1998       7/31/97
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $5.480         $5.700      $5.500
Income (loss) from investment operations:
Net investment income(2)                                                  0.424          0.402       0.308
Net realized and unrealized gain (loss)
   on investments, futures contracts and foreign currencies              (0.607)        (0.100)      0.204
                                                                         ------         ------      ------
Total from investment operations                                         (0.183)         0.302       0.511
                                                                         ------         ------      ------
Less dividends and distributions:
Dividends from net investment income                                     (0.402)        (0.402)     (0.311)
Distributions from net realized gain
   on investments                                                        (0.035)        (0.120)       none
                                                                         ------         ------      ------
Total dividends and distributions                                        (0.437)        (0.522)     (0.311)
                                                                         ------         ------      ------
Net asset value, end of period                                           $4.860         $5.480      $5.700
                                                                         ======         ======      ======
Total return(3)                                                          (3.31%)         5.32%       9.53%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  19,318        $15,602      $6,878
Ratio of expenses to average net assets                                   1.75%          1.75%       1.75%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly               2.30%          2.48%       2.87%
Ratio of net investment income to average
   net assets                                                             8.22%          7.18%       7.01%
Ratio of net investment income to average
   net assets prior to expense limitation and expenses paid indirectly    7.67%          6.45%       5.89%
Portfolio turnover                                                         156%           175%        183%
-----------------------------------------------------------------------------------------------------------------
                                                                                                 Class C
------------------------------------------------------------------------------------------------------------
                                                                                                  Period
                                                                                                10/1/96(1)
                                                                           Year ended 7/31        through
Delaware Strategic Income Fund                                            1999        1998        7/31/97
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $5.480      $5.700       $5.500
Income (loss) from investment operations:
Net investment income(2)                                                  0.424       0.402        0.313
Net realized and unrealized gain (loss)
   on investments, futures contracts and foreign currencies              (0.607)     (0.100)       0.198
                                                                         ------      ------       ------
Total from investment operations                                         (0.183)      0.302        0.511
                                                                         ------      ------       ------
Less dividends and distributions:
Dividends from net investment income                                     (0.402)     (0.402)      (0.311)
Distributions from net realized gain
   on investments                                                        (0.035)     (0.120)        none
                                                                         ------      ------       ------
Total dividends and distributions                                        (0.437)     (0.522)      (0.311)
                                                                         ------      ------       ------
Net asset value, end of period                                           $4.860      $5.480       $5.700
                                                                         ======      ======       ======
Total return(3)                                                          (3.32%)      5.32%        9.53%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $6,548      $5,276       $1,944
Ratio of expenses to average net assets                                   1.75%       1.75%        1.75%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly               2.30%       2.48%        2.87%
Ratio of net investment income to average
   net assets                                                             8.22%       7.18%        7.01%
Ratio of net investment income to average
   net assets prior to expense limitation and expenses paid indirectly    7.67%       6.45%        5.89%
Portfolio turnover                                                         156%        175%         183%
---------------------------------------------------------------------------------------------------------------

                                                                        Ratio of net investment
                                               Ratio of expenses to     income to average
Total return           Net assets              average net assets       net assets                  Portfolio turnover
-----------------------------------------------------------------------------------------------------------------------------
This represents the    Net assets represent    The expense ratio is     We determine this           This figure tells
rate that an           the total value of      the percentage of        ratio by dividing           you the amount of
investor would have    all the assets in       net assets that a        net investment              trading activity in
earned or lost on an   the Fund's              fund pays annually       income by average           a fund's portfolio.
investment in the      portfolio, less any     for operating            net assets.                 For example, a fund
Fund. In calculating   liabilities, that       expenses and                                         with a 50% turnover
this figure for the    are attributable to     management fees.                                     has bought and sold
financial highlights   that class of the       These expenses                                       half of the value of
table, we include      Fund.                   include accounting                                   its total investment
applicable fee                                 and administration                                   portfolio during the
waivers, exclude                               expenses, services                                   stated period.
front-end and                                  for shareholders,
contingent deferred                            and similar
sales charges, and                             expenses.
assume the
shareholder has
reinvested all
dividends and
realized gains.

Delaware
Strategic Income
Fund


Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site

www.delawareinvestments.com

E-mail

service@delinvest.com

Shareholder Service Center

800.523.1918

Call the Shareholder Service Center:
Monday to Friday, 8 a.m. to 8 p.m. Eastern time.:

o For fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-2071

DELAWARE STRATEGIC INCOME FUND                            CUSIP         NASDAQ
                                                          -----         ------
Class A                                                 245908603       DISAX
Class B                                                 245908702       DISBX
Class C                                                 245908801       DISCX

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

P-002 [--] PP 9/99

DELAWARE(SM)
INVESTMENTS
-----------
PhiladelphiaoLondon

Delaware Strategic
Income Fund
Institutional Class

Prospectus September 29, 1999

(photo of illustration from
 current income brochure)


Current Income Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of contents

-----------------------------------------------------------------
Fund profile                                               page 2
Delaware Strategic Income Fund                                  2
-----------------------------------------------------------------
How we manage the Fund                                     page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Fund                              9
-----------------------------------------------------------------
Who manages the Fund                                      page 12
Investment manager and sub-adviser                             12
Portfolio managers                                             12
Fund administration (Who's who)                                14
-----------------------------------------------------------------
About your account                                        page 15
Investing in the Fund                                          15
How to buy shares                                              16
How to redeem shares                                           18
Account minimum                                                19
Exchanges                                                      19
Dividends, distributions and taxes                             19
Certain management considerations                              19
-----------------------------------------------------------------
Financial highlights                                      page 20

Profile: Delaware Strategic Income Fund
--------------------------------------------------------------------------------

What are the Fund's goals?
   The Fund seeks high current income and total return. Although the Fund will strive to achieve its goal, there is no assurance that it will.



Who should invest in the Fund

o Investors with long-term financial goals.

o Investors looking for an investment that offers professional allocation among key types of fixed-income securities.

o Investors looking for a fixed-income investment that offers potential for high current income and total return.

Who should not invest in the Fund

o Investors with short-term financial goals.

o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

What are the Fund's main investment strategies? We invest primarily in bonds allocated among three sectors of the fixed-income market. These include:

o the High-Yield Sector, consisting of high-yielding, higher risk, lower-rated or unrated fixed-income securities that we believe to be similarly rated issued by U.S. companies. (These involve higher risk and are commonly known as "junk bonds").

o the Investment Grade Sector, consisting of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies; and

o the International Sector, consisting of obligations of foreign governments, their agencies and instrumentalities, as well as other fixed-income securities of issuers in foreign countries and denominated in foreign currencies. (An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.)

We determine the amount of the Fund's assets that will be allocated to each of the three sectors based on our analysis of economic and market conditions and our assessment of the income and appreciation potential offered by each sector. We periodically reallocate the Fund's assets.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the securities held by the Fund. This Fund will be affected primarily by declines in bond prices, which can be caused by an adverse change in interest rates, adverse economic conditions or poor performance from specific industries or bond issuers. The Fund is also subject to the special risks associated with high-yield bond investing and with foreign investing. In particular, high-yield bonds are rated below investment grade and are subject to a higher risk that issuers will be unable to make interest or principal payments, particularly under adverse economic conditions. For a more complete discussion of risk, please turn to page 9.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has the Fund performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns have varied over the past two calendar years, as well as the average annual returns for one year and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense limitations. The returns would be lower without the limitations.

[bar chart]


Year-by-year total return (Institutional Class)


-----------------------------
 1997                  9.54%
-----------------------------
 1998                  2.55%
-----------------------------


As of June 30, 1999, the Institutional Class shares had a year-to-date return of -1.44%. During the two years illustrated in this bar chart, the Institutional Class' highest quarterly return was 4.44% for the quarter ended June 30, 1997 and its lowest quarterly return was -0.14% for the quarter ended June 30, 1998.

                              Average annual returns for periods ending 12/31/98

                                                                 Lehman Brothers
                                      Institutional Class   Aggregate Bond Index
--------------------------------------------------------------------------------
  1 year                                            2.55%                  8.69%
  Lifetime (Inception 10/1/96)                      7.00%                  9.38%

The table above shows the Fund's average annual returns compared to the performance of the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the Index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The Index also does not include foreign fixed-income securities or high-yield bonds, which are a significant component of the Fund's strategy.

What are the Fund's fees and expenses?
--------------------------------------------------------------------------------
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

Maximum sales charge (load) imposed on
   purchases as a percentage of offering price               none
Maximum contingent deferred sales charge (load)
   as a percentage of original purchase price or
redemption price, whichever is lower                         none
Maximum sales charge (load) imposed on
   reinvested dividends                                      none
Redemption fees                                              none
Exchange fees(1)                                             none
--------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the Fund's assets.

Management fees                                              0.65%
Distribution and service (12b-1) fees                        none
Other expenses                                               0.65%
Total annual fund operating expenses                         1.30%
Fee waivers and payments(2)                                 (0.55%)
Net expenses                                                 0.75%
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

Without Fee Limitation
1 year                                                       $132
3 years                                                      $412
5 years                                                      $713
10 years                                                   $1,568

With Fee Limitation(2)
1 year                                                        $77
3 years                                                      $240
5 years                                                      $417
10 years                                                     $930

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has contracted to waive fees and pay expenses through June 30, 2000 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

How we manage the Fund
--------------------------------------------------------------------------------
Our investment strategies
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that may help shareholders meet their goals.

Delaware Strategic Income Fund is a type of fixed-income fund that invests in three distinct sectors of the fixed-income market as it pursues its investment objective of providing high current income and total return.

Certain economic and market events generally have a greater impact on certain types of bonds. By spreading the portfolio assets among three key types of bonds, we strive to reduce the affect that such events might have on the Fund.

The foundation of our strategy is the belief that when one or more bond sectors are not performing well, the others may continue to provide high income and appreciation potential, helping to support the Fund's performance.

Following are the three key sectors we focus on as well as our general investment approach in each sector:

o U.S. government and high-quality corporate bonds are selected primarily on the basis of their income potential. In periods of slower U.S. economic growth, these bonds might also provide a stabilizing influence on the portfolio which could enhance total return.

o U.S. high-yield corporate bonds are primarily used to increase the portfolio's income potential. These bonds are of lower quality and involve the risk that the companies issuing them may not be able to pay interest or repay principal. However, we carefully select the high-yield bonds for the Fund after evaluating both the company's fundamental strength and the bond's liquidity.

o Foreign bonds are used to add diversification. Because foreign markets are often affected by different economic cycles than the U.S., foreign bonds may experience performance cycles that are different as well. In selecting foreign bonds for the Fund, we strive to manage the risk associated with foreign investing through a thorough analysis of the bond's issuer and the inflation trends in the country where the bond is issued.

In determining how much of the portfolio to allocate to each sector, we review economic and market conditions and interest rate trends as well as the potential risks and rewards associated with each sector. As little as 20% or as much as 60% of the Fund's assets may be invested in each fixed-income sector. In addition, the Fund may invest up to 10% of its assets in U.S. equity securities.

The Fund's investment objective--to seek high current income and total return--is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

How to use this glossary
This glossary includes definitions of investment terms used throughout the prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.


Glossary A-B    Amortized cost                        Average maturity
--------------------------------------------------------------------------------
                Amortized cost is a method            An average of when the
                used to value a fixed-income          individual bonds and other
                security that starts with the         debt securities held in a
                face value of the security and        portfolio will mature.
                then adds or subtracts from
                that value depending on
                whether the purchase price was
                greater or less than the value
                of the security at maturity.
                The amount greater or less
                than the par value is divided
                equally over the time
                remaining until maturity.

The securities we
typically invest in
Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.


--------------------------------------------------------------------------------
         Securities                                  How we use them
--------------------------------------------------------------------------------
High-yield corporate bonds: Debt             The Fund may invest up to 60% of
obligations issued by a corporation          net assets in high-yield corporate
and rated lower than investment              bonds. Emphasis is typically on
grade by a nationally recognized             those rated BB or Ba by an NRSRO.
statistical ratings organization
(NRSRO) such as S&P or Moody's.              We carefully evaluate an individual
High-yield bonds are issued by               company's financial situation, its
corporations that have lower credit          management, the prospects for its
quality and may have difficulty              industry and the technical factors
repaying principal and interest.             related to its bond offering. Our
                                             goal is to identify those companies
                                             that we believe will be able to
                                             repay their debt obligations in
                                             spite of poor ratings. The Fund may
                                             invest in unrated bonds if we
                                             believe their credit quality is
                                             comparable to the rated bonds we
                                             are permitted to invest in. Unrated
                                             bonds may be more speculative in
                                             nature than rated bonds.
--------------------------------------------------------------------------------
U.S. government securities: Direct           The Fund may invest up to 60% of
U.S. obligations including bills,            net assets in direct U.S.
notes, bonds as well as other debt           government obligations; however,
securities issued by the U.S.                these securities will typically be
Treasury and securities of U.S.              a smaller percentage of the
government agencies or                       portfolio because they generally do
instrumentalities.                           not offer as high a level of
                                             current income as other
                                             fixed-income securities the Fund
                                             may invest in.

--------------------------------------------------------------------------------
Mortgage-backed securities:                  We may invest up to 60% of net
Fixed-income securities that                 assets in government-related
represent pools of mortgages, with           mortgage-backed securities or fully
investors receiving principal and            collateralized privately issued
interest payments as the underlying          mortgage-backed securities.
mortgage loans are paid back. Many
are issued and guaranteed against            We may invest in mortgage-backed
default by the U.S. government or            securities issued by private
its agencies or instrumentalities,           companies whether or not the
such as the Federal Home Loan                securities are 100% collateralized.
Mortgage Corporation, Federal                However, these securities must be
National Mortgage Association and            rated in one of the four highest
the Government National Mortgage             categories by an NRSRO at the time
Association. Others are issued by            of purchase. The privately issued
private financial institutions,              securities we invest in are either
with some fully collateralized by            CMOs or REMICs (see below).
certificates issued or guaranteed
by the government or its agencies
or instrumentalities.
--------------------------------------------------------------------------------
Collateralized mortgage obligations          See mortgage-backed securities
(CMOs): Privately issued                     above.
mortgage-backed bonds whose
underlying value is the mortgages
that are grouped into different
pools according to their maturity.
--------------------------------------------------------------------------------
Real estate mortgage investment              See mortgage-backed securities
conduits (REMICs): Privately issued          above.
mortgage-backed bonds whose
underlying value is a fixed pool of
mortgages secured by an interest in
real property. Like CMOs, REMICs
offer different pools.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset-backed securities: Bonds or            We invest only in asset-backed
notes backed by accounts                     securities rated in one of the four
receivables including home equity,           highest categories by an NRSRO.
automobile or credit loans.
--------------------------------------------------------------------------------
Investment grade corporate bonds:            Debt securities within the top
Debt obligations issued by a                 three categories comprise what are
corporation, rated in one of the             known as high-grade bonds and are
four highest categories by an NRSRO          regarded as having a strong ability
(or, if unrated, that we believe             to pay principal and interest.
are of equal quality).                       Securities in the fourth category
                                             are known as medium-grade bonds and
                                             are regarded as having an adequate
                                             capacity to pay principal and
                                             interest but with greater
                                             vulnerability to adverse economic
                                             conditions and speculative
                                             characteristics.
--------------------------------------------------------------------------------


Bond                                         Bond ratings
--------------------------------------------------------------------------------
A debt security, like an IOU,                Independent evaluations of
issued by a company, municipality            creditworthiness, ranging from
or government agency. In return for          Aaa/AAA (highest quality) to D
lending money to the issuer, a bond          (lowest quality). Bonds rated
buyer generally receives fixed               Baa/BBB or better are considered
periodic interest payments and               investment grade. Bonds rated Ba/BB
repayment of the loan amount on a            or lower are commonly known as junk
specified maturity date. A bond's            bonds. See also Nationally
price changes prior to maturity and          recognized statistical rating
is inversely related to current              organization.
interest rates. When interest rates
rise, bond prices fall, and when
interest rates fall, bond prices
rise.

The securities we typically
invest in (continued)

--------------------------------------------------------------------------------
          Securities                                How we use them
--------------------------------------------------------------------------------
Foreign government securities:               We may invest in foreign government
Securities issued by foreign                 securities and primarily focus on
governments or supranational                 better quality bonds with
entities. A supranational entity is          investment-grade credit ratings.
an entity established or
financially supported by the                 However, up to 15% of the Fund's
national governments of one or more          assets may also be invested in
countries. The International Bank            foreign government securities
for Reconstruction and Development           issued by emerging or developing
(more commonly known as the World            countries, which may be lower
Bank) is one example of a                    rated, including securities rated
supranational entity.                        below investment grade.

                                             We may also invest in securities
                                             issued by supranational entities,
                                             which are typically of higher
                                             quality.

--------------------------------------------------------------------------------
Foreign corporate bonds: Debt                We may invest in both rated and
obligations issued by foreign                unrated securities of foreign
corporation.                                 corporations. We may invest both in
                                             investment-grade securities and
                                             non-investment grade securities
                                             (i.e., those rated BB or lower by
                                             S&P or Fitch, Ba or lower by
                                             Moody's, or similarly rated by
                                             another NRSRO).

--------------------------------------------------------------------------------
Zero coupon bonds and                        We may invest in zero coupon bonds
payment-in-kind bonds: Zero coupon           and payment in-kind bonds, though
bonds are debt obligations which do          we do not expect this to be a
not entitle the holder to any                significant component of our
periodic payments of interest prior          strategy. The market prices of
to maturity or a specified date              these bonds are generally more
when the securities begin paying             volatile than the market prices of
current interest. Therefore, they            securities that pay interest
are issued and traded at a price             periodically and are likely to
lower than their face amounts or             react to changes in interest rates
par value. Payment-in-kind bonds             to a greater degree than
pay interest or dividends in the             interest-paying bonds having
form of additional bonds or                  similar maturities and credit
preferred stock.                             quality. They may have certain tax
                                             consequences which, under certain
                                             conditions, could be adverse to the
                                             Fund.

--------------------------------------------------------------------------------
Equity securities: Common stocks,            Up to 10% of the Fund's assets may
preferred stocks (including                  be invested in U.S. equity
adjustable rate preferred stocks)            securities.
and other equity securities, such
as convertible securities and                We would select only equity
warrants.                                    securities that were consistent
                                             with the Fund's objective of high
                                             current income and total return.

--------------------------------------------------------------------------------
Options and futures: Options                 At times when we anticipate adverse
represent a right to buy or sell a           conditions, we may want to protect
security or group of securities at           gains on securities without
an agreed upon price at a future             actually selling them. We might use
date. The purchaser of an option             options or futures to neutralize
may or may not choose to go through          the effect of any price declines,
with the transaction.                        without selling a bond or bonds, or
                                             as a hedge against changes in
Futures contracts are agreements             interest rates.
for the purchase or sale of a
security or group of securities at           Use of these strategies can
a specified price, on a specified            increase the operating costs of the
date. Unlike an option, a futures            Fund and can lead to loss of
contract must be executed unless it          principal.
is sold before the settlement date.

Certain options and futures may be
considered to be derivative
securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment company securities: In            We may invest in either closed-end
some foreign countries, investments          or open-end investment companies
by a mutual fund may only be made            consistent with Investment Company
through investments in closed-end            Act of 1940 requirements. These
investment companies that in turn            investments involve an indirect
invest in the securities of such             payment of a portion of the other
countries.                                   investment companies' expenses,
                                             including advisory fees.
--------------------------------------------------------------------------------
Brady Bonds: These are debt                  We may invest in Brady Bonds. We
securities issued under the                  believe that the economic reforms
framework of the Brady Plan, an              undertaken by countries in
initiative announced by the U.S.             connection with the issuance of
Treasury Secretary, Nicholas F.              Brady Bonds makes the debt of
Brady in 1989, as a mechanism for            countries that have issued Brady
debtor nations to restructure their          Bonds or those that have announced
outstanding external indebtedness            plans to issue them a viable
(generally, commercial bank debt).           opportunity for investment.
--------------------------------------------------------------------------------






Glossary C-D   Capital                 Capital appreciation    Compounding          Consumer Price Index (CPI)
----------------------------------------------------------------------------------------------------------------
               The amount of money     An increase in the      Earnings on an       Measurement of U.S.
               you invest.             value of an             investment's         inflation;
                                       investment.             previous earnings.   represents the price
                                                                                    of a basket of
                                                                                    commonly purchased
                                                                                    goods.


--------------------------------------------------------------------------------
            Securities                                   How we use them
--------------------------------------------------------------------------------

Foreign currency, foreign currency           We may invest in securities issued
contracts or forward contracts: A            in any currency and may hold
forward contract involves an                 foreign currency.
obligation to purchase or sell a
specific currency at a future date           Although the Fund values its assets
at a price set at the time of the            daily in terms of U.S. dollars, we
contract. Forward contracts are              do not convert our holdings of
used to "lock-in" the price of a             foreign currencies into U.S.
security that will be purchased or           dollars on a daily basis. We may,
sold, in terms of U.S. dollars or            however, from time to time,
other currencies.                            purchase or sell foreign currencies
                                             and/or engage in forward foreign
                                             currency transactions in order to
                                             expedite settlement of portfolio
                                             transactions or to minimize
                                             currency value fluctuations. We may
                                             conduct foreign currency
                                             transactions on a cash basis at the
                                             rate prevailing in the foreign
                                             currency exchange market or through
                                             a forward foreign currency contract
                                             or forward contract. By entering
                                             into these transactions, the Fund
                                             attempts to protect against a
                                             possible loss resulting from an
                                             adverse change in currency exchange
                                             rates during the period between
                                             when a security is purchased or
                                             sold and the date on which payment
                                             is made or received. These
                                             transactions may increase the
                                             Fund's expenses.
--------------------------------------------------------------------------------
Repurchase agreements: An agreement          Typically, we use repurchase
between a buyer of securities, such          agreements as a short-term
as the Fund, and a seller, in which          investment for the Fund's cash
the seller agrees to buy the                 position. In order to enter into
securities back within a specified           these repurchase agreements, the
time at the same price the buyer             Fund must have collateral of at
paid for them, plus an amount equal          least 102% of the repurchase price.
to an agreed upon interest rate.
Repurchase agreements are often
viewed as equivalent to cash.
--------------------------------------------------------------------------------
Restricted securities: Privately             We may invest without limit in
placed securities whose resale is            privately placed securities that
restricted under securities law.             are eligible for resale only among
                                             certain institutional buyers
                                             without registration, including
                                             Rule 144A Securities. Restricted
                                             securities that are determined to
                                             be illiquid may not exceed the
                                             Fund's 15% limit on illiquid
                                             securities, which is described
                                             below.
--------------------------------------------------------------------------------
Interest rate swap and index swap            Interest rate swaps may be used to
agreements: In an interest rate              adjust the Fund's sensitivity to
swap, the Fund receives payments             interest rates by changing its
from another party based on a                duration. We may also use interest
floating interest rate in return             rate swaps to hedge against changes
for making payments based on a               in interest rates. We use index
fixed interest rate. An interest             swaps to gain exposure to markets
rate swap can also work in reverse,          that the Fund invests in, such as
with a fund receiving payments               the corporate bond market. We may
based on a fixed interest rate and           also use index swaps as a
making payments based on a floating          substitute for futures, options or
interest rate. In an index swap, a           forward contracts if such contracts
fund receives gains or incurs                are not indirectly available to the
losses based on the total return of          Fund on favorable terms.
an index, in exchange for making
fixed or floating interest rate              Interest rate swaps and index swaps
payments to another party.                   will be considered illiquid
                                             securities (see below).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Illiquid securities: Securities              We may invest up to 15% of net
that do not have a ready market,             assets in illiquid securities,
and cannot be easily sold within             including repurchase agreements
seven days at approximately the              with maturities of over seven days.
price that the fund has valued
them.
--------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on these securities.


Corporate bond       Depreciation            Diversification          Dividend distribution
--------------------------------------------------------------------------------
A debt security      A decline in an         The process of           Payments to mutual
issued by a          investment's value.     spreading                fund shareholders of
corporation. See                             investments among a      dividends passed
Bond.                                        number of different      along from the
                                             securities, asset        fund's portfolio of
                                             classes or               securities.
                                             investment styles to
                                             reduce the risks of
                                             investing.



Lending securities       The Fund may lend up to 25% of its assets to qualified
brokers, dealers and institutional investors for their use in security transactions.

Borrowing from banks       The Fund may borrow money as a temporary measure for
extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Fund may be unable to meet its investment objective. The Fund will not borrow money in excess of one-third of the value of its net assets.

Purchasing securities on a when-issued or delayed delivery basis       The Fund
may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.


Portfolio turnover         We anticipate that the Fund's annual portfolio
turnover will exceed 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for the Fund.


Glossary D-G     Duration                             Expense ratio
------------------------------------------------------------------------------------------
                 A measurement of a fixed-income      A mutual fund's total operating
                 investment's price volatility. The   expenses, expressed as a percentage
                 larger the number, the greater the   of its total net assets. Operating
                 likely price change for a given      expenses are the costs of running a
                 change in rates.                     mutual fund, including management
                                                      fees, offices, staff, equipment and
                                                      expenses related to maintaining the
                                                      fund's portfolio of securities and
                                                      distributing its shares. They are
                                                      paid from the fund's assets before
                                                      any earnings are distributed to
                                                      shareholders.


The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. An investment in the Fund typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

--------------------------------------------------------------------------------
               Risks                           How we strive to manage them
--------------------------------------------------------------------------------

Market risk is the risk that all or          We maintain a long-term investment
a majority of the securities in a            approach and focus on bonds that we
certain market--like the stock or            believe will continue to pay
bond market--will decline in value           interest regardless of interim
because of factors such as economic          market fluctuations. We do not try
conditions, future expectations or           to predict overall bond market or
investor confidence.                         interest rate movements and do not
                                             trade for short-term purposes.
Index swaps are subject to the same
market risks as the investment               We may hold a substantial part of
market or sector that the index              the Fund's assets in cash or cash
represents. Depending on the actual          equivalents as a temporary
movements of the index and how well          defensive strategy.
the portfolio managers forecast
those movements, a fund could                In evaluating the use of an index
experience a higher or lower return          swap, we carefully consider how
than anticipated.                            market changes could affect the
                                             swap and how that compares to us
                                             investing directly in the market
                                             the swap is intended to represent.
--------------------------------------------------------------------------------
Industry and security risk is the            We diversify the Fund's assets
risk that the value of securities            across three distinct sectors of
in a particular industry or the              the bond market and among a wide
value of an individual stock or              variety of individual issuers.
bond will decline because of
changing expectations for the
performance of that industry or for
the individual company issuing the
stock or bond.
--------------------------------------------------------------------------------
Interest rate risk is the risk that          The Fund is subject to interest
securities will decrease in value            rate risk. We cannot eliminate that
if interest rates rise. The risk is          risk, but we do strive to manage it
greater for bonds with longer                by monitoring economic conditions.
maturities than those with shorter
maturities.                                  The Fund will not invest in
                                             interest rate or index swaps with
Swaps may be particularly sensitive          maturities of more than two years.
to interest rate changes. Depending          Each business day we will calculate
on the actual movements of interest          the amount the Fund must pay for
rates and how well the portfolio             any swaps it holds and will
managers anticipate them, a fund             segregate enough cash or other
could experience a higher or lower           liquid securities to cover that
return than anticipated. For                 amount.
example, if a fund holds interest
rate swaps and is required to make
payments based on variable interest
rates, it will have to make
increased payments if interest
rates rise, which will not
necessarily be offset by the
fixed-rate payments it is entitled
to receive under the swap
agreement.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Credit risk The possibility that a           Our careful, credit-oriented bond
bond's issuer (or an entity that             selection and our commitment to
insures the bond) will not be able           hold a diversified selection of
to make timely payments of interest          high-yield bonds are designed to
and principal.                               manage this risk.

Investing in so-called "junk" or             It is likely that protracted
"high-yield" bonds entails the risk          periods of economic uncertainty
of principal loss, which may be              would cause increased volatility in
greater than the risk involved in            the market prices of high-yield
investment grade bonds. High-yield           bonds, an increase in the number of
bonds are sometimes issued by                high-yield bond defaults and
companies whose earnings at the              corresponding volatility in the
time the bond is issued are less             Fund's net asset value.
than the projected debt payments on
the bonds.                                   Our holdings of high-quality
                                             investment grade bonds are less
Some analysts believe a protracted           subject to credit risk and may help
economic downturn would severely             to balance any credit problems
disrupt the market for high-yield            experienced by individual
bonds, adversely affect the value            high-yield bond issuers or foreign
of outstanding bonds and adversely           issuers.
affect the ability of high-yield
issuers to repay principal and               When selecting dealers with whom we
interest.                                    would make interest rate or index
                                             swap agreements, we focus on those
                                             with high quality ratings and do
                                             careful credit analysis before
                                             investing.
--------------------------------------------------------------------------------



Financial adviser       Fixed-income securities       Government securities
--------------------------------------------------------------------------------
Financial professional  With fixed-income             Securities issued by the
(e.g., broker, banker,  securities, the money you     U.S. government or its
accountant, planner or  originally invested is        agencies. They include
insurance agent) who    paid back at a                Treasuries as well as
analyzes clients'       pre-specified maturity        agency-backed securities
finances and prepares   date. These securities,       such as Fannie Maes.
personalized programs   which include government,
to meet objectives.     corporate or municipal
                        bonds, as well as money
                        market securities,
                        typically pay a fixed
                        rate of return (often
                        referred to as interest).
                        See Bond.

--------------------------------------------------------------------------------
                 Risks                          How we strive to manage them
--------------------------------------------------------------------------------

Futures and options risk is the              We will use options and futures for
possibility that a Fund may                  defensive purposes, such as to
experience a significant loss if it          protect gains in the portfolio
employs an options or futures                without actually selling a security
strategy related to a security or a          or to neutralize the impact of
market index and that security or            interest rate changes. We will not
index moves in the opposite                  use futures and options for
direction from what the portfolio            speculative reasons or in an effort
managers anticipated. Futures and            to enhance return.
options also involve additional
expenses, which could reduce any
benefit or increase any loss to a
fund from using the strategy.
--------------------------------------------------------------------------------
Foreign risk is the risk that                The Fund will attempt to reduce
foreign securities may be adversely          foreign investing risks through
affected by political instability            portfolio diversification, credit
(including governmental seizures or          analysis and attention to trends in
nationalization of assets), changes          world economies, industries and
in currency exchange rates, foreign          financial markets.
economic conditions or inadequate
regulatory and accounting                    We carefully evaluate the political
standards. Foreign markets may also          and economic situations in the
be less efficient, less liquid,              countries where we invest and take
have greater price volatility, less          these risks into account before we
regulation and higher transaction            select securities for the
costs than U.S. markets.                     portfolio. However, there is no way
                                             to eliminate foreign risks when
                                             investing internationally.
--------------------------------------------------------------------------------
Foreign government securities risks          The Fund attempts to reduce the
involves the ability of a foreign            risks associated with investing in
government or government-related             foreign governments by limiting the
issuer to make timely principal and          portion of portfolio assets that
interest payments on its external            may be invested in such securities.
debt obligations. This ability to
make payments will be strongly
influenced by the issuer's balance
of payments, including export
performance, its access to
international credit and
investments, fluctuations in
interest rates and the extent of
its foreign reserves.
--------------------------------------------------------------------------------
Currency risk is the risk that the           We may try to hedge currency risk
value of an investment may be                by purchasing foreign currency
negatively affected by changes in            exchange contracts. By agreeing to
foreign currency exchange rates.             purchase or sell foreign securities
Adverse changes in exchange rates            at a pre-set price on a future
may reduce or eliminate any gains            date, the Fund strives to protect
produced by investments that are             the value of the security it owns
denominated in foreign currencies            from future changes in currency
and may increase any losses.                 rates. We will use forward currency
                                             exchange contracts only for
                                             defensive measures, not to enhance
                                             portfolio returns. However, there
                                             is no assurance that a strategy
                                             such as this will be successful.
--------------------------------------------------------------------------------
Emerging markets risk is the                 While the Fund may purchase
possibility that the risks                   securities of issuers in any
associated with international                foreign country, developed and
investing will be greater in                 emerging, no more than 15% of the
emerging markets than in more                Fund's assets may be invested in
developed foreign markets because,           direct obligations of issuers
among other things, emerging                 located in emerging market
markets may have less stable                 countries.
political and economic environments.
--------------------------------------------------------------------------------
Liquidity risk is the possibility            A less liquid secondary market may
that securities cannot be readily            have an adverse effect on our
sold within seven days at                    ability to sell particular issues,
approximately the price that the             when necessary, to meet the Fund's
fund values them.                            liquidity needs or in response to a
                                             specific event, such as the
The high-yield secondary market is           declining creditworthiness of an
particularly susceptible to                  issuer. In striving to manage this
liquidity problems when the                  risk, we evaluate the size of a
institutions, such as mutual funds           bond issuance as a way to
and certain financial institutions,          anticipate its likely liquidity
that dominate it temporarily stop            level.
buying bonds for regulatory,
financial or other reasons.                  We may invest only 15% of net
                                             assets in illiquid securities.
--------------------------------------------------------------------------------


                                                                      Lehman Brothers Aggregate
Glossary I-N  Inflation                   Investment goal             Bond Index
-------------------------------------------------------------------------------------------------
              The increase in the cost    The objective, such as      The Lehman Brothers
              of goods and services       long-term capital growth    Aggregate Bond Index is
              over time. U.S. inflation   or high current income,     an index that measures
              is frequently measured by   that a mutual fund          the performance of about
              changes in the Consumer     pursues.                    6,500 U.S. corporate and
              Price Index (CPI).                                      government bonds.

--------------------------------------------------------------------------------
               Risks                            How we strive to manage them
--------------------------------------------------------------------------------

Valuation risk A less liquid                 We will strive to manage this risk
secondary market as described above          by carefully evaluating individual
makes it more difficult to obtain            bonds and by limiting the amount of
precise valuations of high-yield             the portfolio that can be allocated
securities. During periods of                to privately placed high-yield
reduced liquidity, judgment plays a          securities.
greater role in valuing high-yield
securities.
--------------------------------------------------------------------------------
Legislative and regulatory risk The          We monitor the status of regulatory
United States Congress has from              and legislative proposals to
time to time taken or considered             evaluate any possible effects they
legislative actions that could               might have on the Fund's portfolio.
adversely affect the high-yield
bond market. For example,
Congressional legislation, has,
with some exceptions, generally
prohibited federally insured
savings and loan institutions from
investing in high-yield securities.
Regulatory actions have also
affected the high-yield market.
Similar actions in the future could
reduced liquidity for high-yield
issues, reduce the number of new
high-yield securities being issued
and could make it more difficult
for a fund to attain its investment
objective.
--------------------------------------------------------------------------------


Management fee              Market capitalization         Maturity                      NASD Regulation, Inc.
------------------------------------------------------------------------------------------------------------------
The amount paid by a        The value of a                The length of time until      A self-regulating
mutual fund to the          corporation determined by     a bond issuer must repay      organization, consisting
investment adviser for      multiplying the current       the underlying loan           of brokerage firms
management services,        market price of a share       principal to bondholders.     (including distributors
expressed as an annual      of common stock by the                                      of mutual funds), that is
percentage of the fund's    number of shares held by                                    responsible for
average daily net assets.   shareholders. A                                             overseeing the actions of
                            corporation with one                                        its members.
                            million shares
                            outstanding and the
                            market price per share of
                            $10 has a market
                            capitalization of $10
                            million.


Who manages the Fund

Investment manager and sub-adviser

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services.

Delaware International Advisers Ltd. is the sub-adviser for the Fund. Delaware International Advisers Ltd. manages the foreign securities portion of the Fund's portfolio under the overall supervision of Delaware Management Company and furnishes Delaware Management Company with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities.

For these services, the manager and sub-adviser were paid an aggregate fee of 0.10% of average daily net assets for the last fiscal year, which includes a reduction due to expense limitations.

Portfolio
managers

Paul Grillo, Paul A. Matlack, Christopher A. Moth and Joanna Bates have primary responsibility for making day-to-day investment decisions for the Fund. In making investment decisions for the Fund, Mr Grillo and Mr. Matlack regularly consult with H. Thomas McMeekin. Mr. Moth and Ms. Bates regularly consult with David G. Tilles as well as four global fixed-income team members.

Paul Grillo, Vice President/Senior Portfolio Manager, is a CFA charterholder and graduate of North Carolina State University with an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as a financial analyst at Chemical Bank. He has primary responsibility for allocating the Fund's assets among the fixed-income and equity sectors and for making day-to-day investment decisions regarding the Fund's holding of investment-grade securities. Mr. Grillo has been a member of the Fund's management team since its inception.

Paul A. Matlack, Vice President/Senior Portfolio Manager for the Fund, is a CFA charterholder and graduate of the University of Pennsylvania with an MBA in Finance from George Washington University. He began his career at Mellon Bank as a credit specialist, and later served as a corporate loan officer for Mellon Bank and then Provident National Bank. He has primary responsibility for making day-to-day investment decisions for the Fund regarding its investments in the high-yield sector. Mr. Matlack has been a member of the Fund's management team since its inception.

H. Thomas McMeekin, Executive Vice President and Chief Investment Officer, Fixed Income, joined Delaware Investments in 1999. He has over 24 years of investment management experience which includes serving as President of Lincoln Investment Management, Inc., an affiliate of Delaware Investments. Mr. McMeekin holds a BA in Economics from the University of Rochester and an MBA in Finance and Accounting from Cornell University. He also completed the Advanced Management Program at Harvard Business School.




Glossary N-R      Nationally recognized statistical rating organization
                  (NRSRO)                                                    Net asset value (NAV)      Preferred stock
                  ------------------------------------------------------------------------------------------------------------------
                  A company that assesses the credit quality of bonds,       The daily dollar           Preferred stock has
                  commercial paper, preferred and common stocks and          value of one mutual        preference over common stock
                  municipal short-term issues, rating the probability        fund share. Equal to       in the payment of dividends
                  that the issuer of the debt will meet the scheduled        a fund's net assets        and liquidation of assets.
                  interest payments and repay the principal. Ratings         divided by the number      Preferred stocks also often
                  are published by such companies as Moody's Investors       of shares                  pay dividends at a fixed
                  Service, Inc. (Moody's), Standard & Poor's Ratings         outstanding.               rate and are sometimes
                  Group (S&P), Duff & Phelps, Inc. (Duff), and Fitch                                    convertible into common
                  IBCA, Inc. (Fitch).                                                                   stock.


Christopher A. Moth, Senior Portfolio Manager - Investment Strategy of Delaware International Advisers Ltd., is a graduate of The City University London. Mr. Moth joined Delaware International in 1992 and has had primary responsibility for making day-to-day investment decisions regarding the Fund's holdings of foreign securities since July 1999. He previously worked at the Guardian Royal Exchange in an actuarial capacity where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London.

Joanna Bates, Senior Portfolio Manager - Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. Mrs. Bates has had responsibility for making day-to-day investment decisions regarding the Fund's holdings of foreign securities since July 1999 and has been a member of the Fixed Income team at Delaware International since June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research.

David G. Tilles, Managing Director and Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.



Principal                     Prospectus                       Redeem                      Risk
------------------------------------------------------------------------------------------------------------------------------------
Amount of money you invest    The official offering document   To cash in your shares by   Generally defined as variability of
(also called capital). Also   that describes a mutual fund,    selling them back to the    value; also credit risk, inflation risk,
refers to a bond's original   containing information           mutual fund.                currency and interest rate risk.
face value, due to be repaid  required by the SEC, such as                                 Different investments involve different
at maturity.                  investment objectives,                                       types and degrees of risk.
                              policies, services and fees.



Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

                                                               Board of Trustees

   Investment manager                                                                                         Custodian
Delaware Management Company                                                                            The Chase Manhattan Bank
   One Commerce Square                                              The Fund                           4 Chase Metrotech Center
  Philadelphia, PA 19103                                                                                   Brooklyn, NY 11245


        Sub-Adviser                                Distributor                                  Service agent
  Delaware International                   Delaware Distributors, L.P.                  Delaware Service Company, Inc.
      Advisers Ltd.                            1818 Market Street                             1818 Market Street
       Third Floor                           Philadelphia, PA 119103                       Philadelphia, PA 19103
      80 Cheapside
London, England EC2V 6EE




    Portfolio managers
 (see page 12 for details)                                       Shareholders

Board of Trustees   A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager       An investment manager is a company responsible for
selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser         A sub-adviser is a company generally responsible for the
management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers        Portfolio managers are employed by the investment
manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian      Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor      Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.

Service agent      Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders       Like shareholders of other companies, mutual fund
shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

Glossary S-T      SEC (Securities and Exchange
                   Commission)                                               Share classes              Signature guarantee
                  ------------------------------------------------------------------------------------------------------------------
                  Federal agency established by Congress to administer the   Different                  Certification by a bank,
                  laws governing the securities industry, including mutual   classifications of         brokerage firm or other
                  fund companies.                                            shares; mutual fund        financial institution that a
                                                                             share classes offer a      customer's signature is
                                                                             variety of sales           valid; signature guarantees
                                                                             charge choices.            can be provided by members
                                                                                                        of the STAMP program.

About your account

Investing in
the Fund

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the manager or its affiliates and securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

                              Statement of Additional
Standard deviation            Information (SAI)                Stock                       Total return
------------------------------------------------------------------------------------------------------------------------------------
A measure of an investment's  The document serving as "Part    An investment that          An investment performance measurement,
volatility; for mutual        B" of a fund's prospectus that   represents a share of       expressed as a percentage, based on the
funds, measures how much a    provides more detailed           ownership (equity) in a     combined earnings from dividends, capital
fund's total return has       information about the fund's     corporation. Stocks are     gains and change in price over a given
typically varied from its     organization, investments,       often referred to as        period.
historical average.           policies and risks.              "equities."


How to buy shares

By mail

[GRAPHIC OMITTED]

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

By wire

[GRAPHIC OMITTED]

Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014128934013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

By exchange

[GRAPHIC OMITTED]

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

Through your financial adviser

[GRAPHIC OMITTED]

Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


               Treasury bills          Treasury bonds          Treasury notes          Volatility
               ---------------------------------------------------------------------------------------------------------------------
Glossary T-V   Securities issued by    Securities issued by    Securities issued by    The tendency of an investment to go up or
               the U.S. Treasury       the U.S. Treasury       the U.S. Treasury       down in value by different magnitudes.
               with maturities of      with maturities of      with maturities of      Investments that generally go up or down in
               one year or less.       10 years or longer.     one to 10 years.        value in relatively small amounts are
                                                                                       considered "low volatility" investments,
                                                                                       whereas those investments that generally go
                                                                                       up or down in value in relatively large
                                                                                       amounts are considered "high volatility"
                                                                                       investments.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at fair market value using a method approved by the Board of Trustees.

How to redeem shares

By mail

[GRAPHIC OMITTED]

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 215.255.8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

By telephone

[GRAPHIC OMITTED]

You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

By wire

[GRAPHIC OMITTED]

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request.

Through your financial adviser

[GRAPHIC OMITTED]

Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value as determined on the business day we receive your request. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes

Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are paid twice a year. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax laws. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year. Distributions declared in October, November, or December but paid in January are taxable as if they were paid in December.

Certain management considerations

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The Year 2000 problem may also adversely affect the issuers of securities in which the Fund invests. The portfolio managers and investment professionals of the Fund consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantees that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

Financial highlights

The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

                                                                                                                 Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Period
                                                                                                                         10/1/96(1)
                                                                                        Year ended 7/31                     through
Delaware Strategic Income Fund                                            1999                     1998                     7/31/97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $5.470                    $5.700                     $5.500
Income (loss) from investment operations:
Net investment income(2)                                                 0.475                     0.458                      0.367
Net realized and unrealized gain (loss)
 on investments, futures contracts and foreign currencies               (0.603)                   (0.111)                     0.187
                                                                        -------                   -------                    -------
Total from investment operations                                        (0.128)                    0.347                      0.554
                                                                        -------                   -------                    -------
Less dividends and distributions:
Dividends from net investment income                                    (0.457)                   (0.457)                    (0.354)
Distributions from net realized gain
 on investments                                                         (0.035)                   (0.120)                      none
                                                                        -------                   -------                    -------
Total dividends and distributions                                       (0.492)                   (0.577)                    (0.354)
                                                                        -------                   -------                    -------
Net asset value, end of period                                          $4.850                    $5.470                     $5.700
                                                                        =======                   =======                    =======
Total return(3)                                                         (2.46%)                    6.36%                     10.36%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $4,350                    $3,764                     $3,405
Ratio of expenses to average net assets                                  0.75%                     0.75%                      0.75%
Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly                         1.30%                     1.48%                      1.87%
Ratio of net investment income to average
 net assets                                                              9.22%                     8.18%                      7.90%
Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly                      8.67%                     7.45%                      6.78%
Portfolio turnover                                                        156%                      175%                       183%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the years ended July 31, 1998 and 1999 were based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and the manager's waiver of fees.

How to read the
Financial highlights  --------------------------------------------------------------------------------------------------------------
                      Net investment income            Net asset value (NAV)    Ratio of expenses to      Portfolio turnover rate
                      Net investment income            This is the value of     average net assets        This figure tells you the
                      includes dividend and            a mutual fund share,     The expense ratio is      amount of trading
                      interest income earned           calculated by            the percentage of net     activity in a fund's
                      from the Fund's                  dividing the net         assets that a fund        portfolio. For example, a
                      securities; it is after          assets by the number     pays annually for         fund with a 50% turnover
                      expenses have been               of shares                operating expenses and    has bought and sold half
                      deducted.                        outstanding.             management fees. These    of the value of its total
                                                                                expenses include          investment portfolio
                                                                                accounting and            during the stated period.
                      Net realized and                                          administration
                      unrealized gain (loss)                                    expenses, services for
                      on investments                   Total return             shareholders, and
                      A realized gain on               This represents the      similar expenses.
                      investments occurs when          rate that an
                      we sell an investment            investor would have      Ratio of net
                      at a profit, while a             earned or lost on an     investment income to
                      realized loss occurs             investment in the        average net assets
                      when we sell an                  Fund. In calculating     We determine this
                      investment at a loss.            this figure for the      ratio by dividing net
                      When an investment               financial highlights     investment income by
                      increases or decreases           table, we include        average net assets.
                      in value but we do not           applicable fee
                      sell it, we record an            waivers, and assume
                      unrealized gain or               the shareholder has
                      loss. The amount of              reinvested all
                      realized gain per share          dividends and
                      that we pay to                   realized gains.
                      shareholders, if any,
                      is listed under "Less
                      dividends and                    Net assets
                      distributions--Distributions     Net assets represent
                      from net realized gain           the total value of
                      on investments."                 all the assets in
                                                       the Fund's
                                                       portfolio, less any
                                                       liabilities, that
                                                       are attributable to
                                                       that class of the
                                                       Fund.


Delaware Strategic Income Fund


  Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.510.4015. You may also obtain additional information about the Fund from your financial adviser.

  You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

  Web site

  www.delawareinvestments.com

  E-mail

  service@delinvest.com

  Client Services Representative

  800.510.4015

o Delaphone Service 800.362.FUND (800.362.3863) oFor convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

  Investment Company Act file number: 811-2071

  DELAWARE STRATEGIC INCOME FUND
                                                          CUSIP         NASDAQ
                                                          -----         -------
  Institutional Class                                   245908884        DISIX


DELAWARE(SM)
INVESTMENTS
------------
Philadelphia o London


(J5157)
P-002 [--] PP 9/99

Delaware
Investments(sm)
---------------------
Philadelphia o London

Delaware
Corporate Bond
Fund

Delaware Extended
Duration Bond
Fund

Class A o Class B o Class C

Prospectus September 29, 1999

Current Income Funds


              [photo of illustrationfrom Current Income Brochure]

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of contents

     Fund profile                                               page 2
     Delaware Corporate Bond Fund                                    2
     Delaware Extended Duration Bond Fund                            2

     How we manage the Funds                                    page 4
     Investment strategies                                           4
     The securities we typically invest in                           5
     The risks of investing in the Funds                             7

     Who manages the Funds                                      page 8
     Investment manager                                              8
     Portfolio managers                                              8
     Fund administration (Who's who)                                 9

     About your account                                        page 10
     Investing in the Funds                                         10
        Choosing a share class                                      10
     How to reduce your sales charge                                12
     How to buy shares                                              13
     Retirement plans                                               14
     How to redeem shares                                           15
     Account minimums                                               16
     Special services                                               17
     Dividends, distributions and taxes                             18

     Certain management considerations                         page 19

     Financial highlights                                      page 20

Profile: Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund

What are the Funds' goals?

     Both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund seek to provide investors with total return. Although each Fund will strive to achieve its goal, there is no assurance that it will.

Who should invest in the Funds

o Investors with medium or long-range goals.

o Investors looking for a bond investment to help balance their investments in stocks or more aggressive securities.

o Investors who are looking for an income investment that can provide total return opportunities through the automatic reinvestment of income dividends.

Who should not invest in the Funds

o Investors with very short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o Investors seeking long-term growth of capital.

What are the Funds' main investment strategies? We invest primarily in corporate bonds. Our focus is on corporate bonds that have investment-grade credit ratings from a nationally recognized statistical ratings organization (NRSRO). The bonds we select for the portfolio are typically rated BBB and above by Standard and Poor's Ratings Group or Baa and above by Moody's Investors Service, Inc. We may also invest in unrated bonds, if we believe their credit quality is comparable to bonds that have investment-grade ratings.

The most significant difference between the two Funds is in their return potential and their risk profiles as determined by the average duration of the bonds in each Fund's portfolio. Duration measures a bond's sensitivity to interest rates by indicating the approximate change in a bond or bond fund's price given a 1% change in interest rates. We generally keep Delaware Corporate Bond Fund's duration between four and seven years. This is a more conservative strategy than that of Delaware Extended Duration Bond Fund, which will typically have a duration between eight and 11 years.

What are the main risks of investing in the Funds? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of a Fund's investments. These Funds will be affected by changes in bond prices, particularly as a result of changes in interest rates. They may also be affected by economic conditions which may hinder a company's ability to make interest and principal payments on its debt. For a more complete discussion of risk, please turn to page 7.

An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in either Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss these Funds with your financial adviser to determine whether they are an appropriate choice for you.

What are the Funds' fees and expenses?

                                   -----------------------------------------------------------------------------------------------
                                   CLASS                                                         A            B            C
----------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid        Maximum sales charge (load) imposed on
directly from your investments        purchases as a percentage of offering price             4.75%         none         none
when you buy or sell shares        Maximum contingent deferred sales charge (load)
of the Funds.                         as a percentage of original purchase price or
                                      redemption price, whichever is lower                      none(1)     4%(2)        1%(3)
                                   Maximum sales charge (load) imposed on
                                      reinvested dividends                                      none        none         none
                                   Redemption fees                                              none        none         none

                                                                            Delaware Corporate                    Delaware Extended
                                                                                     Bond Fund                   Duration Bond Fund
                              -----------------------------------------------------------------------------------------------------
                              CLASS                                 A           B            C           A            B           C
-----------------------------------------------------------------------------------------------------------------------------------
Annual fund           Management fees                           0.50%       0.50%        0.50%       0.55%        0.55%       0.55%
operating expenses    Distribution and service (12b-1) fees     0.25%(4)    1.00%        1.00%       0.25%(4)     1.00%       1.00%
are deducted from     Other expenses                            0.51%       0.51%        0.51%       0.47%        0.47%       0.47%
each Fund's assets.   Total annual fund operating expenses      1.26%       2.01%        2.01%       1.27%        2.02%       2.02%
                      Fee waivers and payments(5)              (0.46%)     (0.46%)      (0.46%)     (0.47%)      (0.47%)     (0.47%)
                      Net expenses                              0.80%       1.55%        1.55%       0.80%        1.55%       1.55%

The example below is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

                                 Delaware Corporate Bond Fund              Delaware Extended Duration Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
CLASS (7)                               A         B         B         C         C         A         B         B         C         C
                                                (if redeemed)       (if redeemed)                 (if redeemed)       (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
With fee limitation
  1 year                             $597      $204      $604      $204      $304      $598      $205      $605      $205      $305
  3 years                            $856      $630      $930      $630      $630      $859      $634      $934      $634      $634
  5 years                          $1,134    $1,083    $1,283    $1,083    $1,083    $1,139    $1,088    $1,288    $1,088    $1,088
  10 years                         $1,925    $2,144    $2,144    $2,338    $2,338    $1,936    $2,155    $2,155    $2,348    $2,348

Without fee limitation(5)
  1 year                             $553      $158      $558      $158      $258      $553      $158      $558      $158      $258
  3 years                            $718      $490      $790      $490      $490      $718      $490      $790      $490      $490
  5 years                            $898      $845    $1,045      $845      $845      $898      $845    $1,045      $845      $845
  10 years                         $1,418    $1,643    $1,643    $1,845    $1,845    $1,418    $1,643    $1,643    $1,845    $1,845

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.
(2) If you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) Payments under the Class A 12b-1 plan may not exceed 0.30% of average daily net assets. However, the Board of Trustees set the 12b-1 plan expenses for the Fund's Class A shares at 0.25%.
(5) The investment manager has contracted to waive fees and pay expenses from October 1, 1999 through September 30, 2000 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.55% of average daily net assets.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Funds

Investment strategy
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Funds. Following are descriptions of how the portfolio managers pursue the Funds' investment goals.

The Funds strive to provide shareholders with total return through a combination of income and capital appreciation from the bonds in their portfolios. We invest primarily in corporate bonds, with a strong emphasis on those that are rated in the four highest credit categories by an NRSRO. We may also invest in high-yielding, lower quality corporate bonds (also called "junk bonds"). These may involve greater risk because the companies issuing the bonds have lower credit ratings and may have difficulty making interest and principal payments.

In selecting bonds we conduct a careful analysis of economic factors, industry-related information and the underlying financial stability of the company issuing the bond.

Choosing Between Delaware Corporate
Bond Fund and Delaware Extended
Duration Bond Fund

We manage both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund using the same fundamental strategy. The main difference between the two Funds is in their return potential and the corresponding risk associated with each Fund. Delaware Corporate Bond Fund is the more conservative of the two funds and might be appropriate for investors who desire less potential for fluctuation of their share price. We generally keep Delaware Corporate Bond Fund's duration between four and seven years. Delaware Extended Duration Bond Fund will typically have a duration between eight and 11 years. This longer duration gives Delaware Extended Duration Bond Fund greater income potential as well as greater appreciation potential when interest rates decline.

Each Fund's investment objective--to seek to provide investors with total return--is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

How to use
this glossary
This glossary includes
definitions of investment     Glossary A-C   Amortized cost                               Average maturity
terms used throughout the                    -----------------------------------------------------------------------
prospectus. If you would                     Amortized cost is a method used to value     An average of when the
like to know the meaning                     a fixed-income security that starts with     individual bonds and
of an investment term                        the face value of the security and then      other debt securities
that is not explained in                     adds or subtracts from that value            held in a portfolio will
the text please check the                    depending on whether the purchase price      mature.
glossary.                                    was greater or less than the value of
                                             the security at maturity. The amount
                                             greater or less than the par value is
                                             divided equally over the time remaining
                                             until maturity.

The securities we typically invest in

Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
               Securities                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by a     We will invest at least 65% of each Fund's assets in investment-grade corporate
corporation.                                      bonds.

Debt securities within the top three
categories are known as high-grade bonds and are regarded as having a strong ability to pay principal and interest. Securities in the fourth category are known as medium-grade bonds and are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and speculative characteristics.

High-yield corporate bonds: Debt obligations      Both Funds may invest up to 20% of net assets in high-yield corporate bonds.
issued by a corporation and rated lower than
investment grade by an NRSRO such as S&P or       We carefully evaluate an individual company's financial situation, its
Moody's. High-yield bonds are higher risk         management, the prospects for its industry and the technical factors related to
securities issued by corporations that have       its bond offering. Our goal is to identify those companies that we believe will
lower credit quality and may have difficulty      be able to repay their debt obligations in spite of poor ratings. The Funds may
repaying principal and interest.                  invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.

U.S. government securities: Direct U.S.           The Funds may invest in direct U.S. government obligations; however, these
obligations including bills, notes, bonds as      securities will typically be a smaller percentage of the portfolio because they
well as other debt securities issued by the       generally do not offer as high a level of current income as other fixed-income
U.S. Treasury and securities of U.S.              securities the Funds may invest in.
government agencies or instrumentalities.

Zero coupon bonds and payment-in-kind bonds:      We may invest in zero coupon bonds and payment-in-kind bonds. We expect
Zero coupon securities are debt obligations       payment-in- kind bonds to be a less significant component of our strategy. The
which do not entitle the holder to any            market prices of these bonds are generally more volatile than the market prices
periodic payments of interest prior to            of securities that pay interest periodically and are likely to react to changes
maturity or a specified date when the             in interest rates to a greater degree than interest-paying bonds having similar
securities begin paying current interest.         maturities and credit quality. They may have certain tax consequences which,
Therefore, they are issued and traded at a        under certain conditions, could be adverse to the Funds.
price lower than their face amounts or par
value. Payment-in-kind bonds pay interest or
dividends in the form of additional bonds or
preferred stock.

Foreign corporate and government securities:      Each Fund may invest up to 15% of its net assets in securities of issuers in
Debt obligations issued by a foreign              foreign countries.
corporation and securities issued by foreign
governments.

Corporate commercial paper: Short-term debt       We may invest in commercial paper that is rated P-1 or P-2 by Moody's and/or A-1
obligations with maturities ranging from two      or A-2 by S&P. We may also invest in unrated commercial paper if we determine
to 270 days, issued by companies.                 its quality is comparable to these quality ratings.

Short-term debt or money market instruments:      Each Fund may hold short-term debt or money market securities pending an
Very short-term debt securities generally         investment in other securities or when the manager feels that it is prudent to
considered to be equivalent to cash.              do so because of market conditions. All short-term instruments held by the Funds must be of the highest quality as rated by an NRSRO or determined to be of comparable quality by the Funds' manager.
------------------------------------------------------------------------------------------------------------------------------------

Bond                                                             Bond ratings                                 Capital
------------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company,               Independent evaluations of                   The amount of money
municipality or government agency. In return for lending         creditworthiness, ranging from Aaa/AAA       you invest.
money to the issuer, a bond buyer generally receives fixed       (highest quality) to D (lowest quality).
periodic interest payments and repayment of the loan amount      Bonds rated Baa/BBB or better are
on a specified maturity date. A bond's price changes prior       considered investment grade. Bonds rated
to maturity and is inversely related to current interest         Ba/BB or lower are commonly known as
rates. When interest rates rise, bond prices fall, and when      junk bonds. See also Nationally
interest rates fall, bond prices rise.                           recognized statistical rating
                                                                 organization.

------------------------------------------------------------------------------------------------------------------------------------
               Securities                                                  How we use them
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a     Typically, we use repurchase agreements as a short-term investment for our
buyer and seller of securities in which the       cash position. In order to enter into these repurchase agreements, we must have
seller agrees to buy the securities back          collateral of at least 102% of the repurchase price.
within a specified time at the same price the
buyer paid for them, plus an amount equal to
an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to
cash.

Restricted securities: Privately placed           We may invest in privately placed securities that are eligible for resale only
securities whose resale is restricted under       among certain institutional buyers without registration, including Rule 144A
securities law.                                   Securities. Restricted securities that are determined to be illiquid may not exceed a Fund's 15% limit on illiquid securities, which is described below.

Interest rate swap and index swap agreements:     Interest rate swaps may be used to adjust a Fund's sensitivity to interest rates
In an interest rate swap, a fund receives         by changing its duration. We may also use interest rate swaps to hedge against
payments from another party based on a            changes in interest rates. We use index swaps to gain exposure to markets that a
floating interest rate, in return for making      Fund invests in, such as the corporate bond market. We may also use index swaps
payments based on a fixed interest rate. An       as a substitute for futures, options or forward contracts if such contracts are
interest rate swap can also work in reverse,      not directly available to a Fund on favorable terms. Interest rate swaps and
with a fund receiving payments based on a         index swaps will be considered illiquid securities (see below).
fixed interest rate and making payments based
on a floating interest rate. In an index
swap, a fund receives gains or incurs losses
based on the total return of an index, in
exchange for making fixed or floating
interest rate payments to another party.

Illiquid securities: Securities that do not       We may invest up to 15% of total assets in illiquid securities.
have a ready market, and cannot be easily
sold within seven days at approximately the
price that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------



The Funds may also invest in other types of income-producing securities including common stocks, preferred stocks and warrants. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for its use in security transactions.

Borrowing from banks Each Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, a Fund may be unable to meet its investment objective. A Fund will not borrow money in excess of one-third of the value of its respective net assets.

Purchasing securities on a when-issued or delayed delivery basis Each Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

Portfolio turnover We anticipate that each Fund's annual portfolio turnover may exceed 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for the Funds.



C-D  Capital appreciation    Capital gains distributions              Commission                                  Compounding
     An increase in the      Payments to mutual fund shareholders     The fee an investor pays to a financial     Earnings on an
     value of an             of  profits (realized gains) from        adviser for investment advice and help      investment's
     investment.             the sale of a fund's portfolio           in buying or selling mutual funds, stocks,  previous earnings.
                             securities. Capital gains may be         bonds or other securities.
                             either short-term gains or long-term
                             gains.

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. You should consider an investment in a Fund to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when you invest in the Funds. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                    Risks                                                   How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a             We maintain a long-term investment approach and focus on high quality individual
majority of the securities in a certain           bonds that we believe can provide a steady stream of income regardless of
market - like the stock or bond market will       interim fluctuations in the bond market. We do not try to predict overall
decline in value because of factors such as       interest rate movements and do not buy and sell securities for short-term
economic conditions, future expectations or       purposes.
investor confidence. Index swaps are subject
to the same market risks as the investment        We may hold a substantial part of each Fund's assets in cash or cash equivalents
market or sector that the index represents.       as a temporary, defensive strategy.
Depending on the actual movements of the
index and how well the portfolio managers         In evaluating the use of an index swap, we carefully consider how market changes
forecast those movements, a fund could            could affect the swap and how that compares to us investing directly in the
experience a higher or lower return than          market the swap is intended to represent.
anticipated.

Interest rate risk is the risk that               Interest rate risk is a significant risk for these Funds. In striving to manage
securities will decrease in value if interest     this risk, we monitor economic conditions and the interest rate environment and
rates rise. The risk is greater for bonds         may adjust each Fund's duration or average maturity as a defensive measure
with longer maturities than for those with        against interest rate risk.
shorter maturities.
                                                  A Fund will not invest in interest rate or index swaps with maturities of more
Swaps may be particularly sensitive to            than two years. Each business day we will calculate the amount a Fund must pay
interest rate changes. Depending on the           for any swaps it holds and will segregate enough cash or other liquid securities
actual movements of interest rates and how        to cover that amount.
well the portfolio manager anticipates them,
a fund could experience a higher or lower
return than anticipated. For example, if a
fund holds interest rate swaps and is
required to make payments based on variable
interest rates, it will have to make
increased payments if interest rates rise,
which will not necessarily be offset by the
fixed-rate payments it is entitled to receive
under the swap agreement.

Credit risk is the possibility that a bond's      We strive to minimize credit risk by investing primarily in higher quality,
issuer (or an entity that insures the bond)       investment-grade corporate bonds.
will be unable to make timely payments of
interest and principal.                           Any portion of the portfolio that is invested in high-yielding, lower quality corporate bonds is subject to greater credit risk. We strive to manage that risk
Investing in so-called "junk" or "high-yield"     through careful bond selection, by limiting the percentage of the portfolio that
bonds entails the risk of principal loss,         can be invested in lower quality bonds and by maintaining a diversified
which may be greater than the risk involved       portfolio of bonds representing a variety of industries and issuers.
in investment grade bonds, particularly in
times of economic declines. High-yield bonds      When selecting dealers with whom we would make interest rate or index swap
are sometimes issued by companies whose           agreements, we focus on those with high quality ratings and do careful credit
earnings at the time the bond is issued are       analysis before investing.
less than the projected debt payments on the
bonds.

Liquidity risk is the possibility that            We limit the percentage of the portfolio that can be invested in illiquid
securities cannot be readily sold, within         securities.
seven days at approximately the price that a
fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Consumer Price           Contingent deferred sales
Index (CPI)              charge (CDSC)                      Corporate bond      Depreciation           Diversification
------------------------------------------------------------------------------------------------------------------------------------
Measurement of U.S.      Fee charged by some mutual         A debt security     A decline in an        The process of spreading
inflation;               funds when shares are redeemed     issued by a         investment's value.    investments among a number of
represents the price     (sold back to the fund) within     corporation. See                           different securities, asset
of a basket of           a set number of years; an          Bond.                                      classes or investment styles
commonly purchased       alternative method for                                                        to reduce the risks of
goods.                   investors to compensate a                                                     investing.
                         financial adviser for advice
                         and service, rather than an
                         up-front commission.

Who manages the Funds
Investment manager

The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid fees for the last fiscal year as follows:

                                                      Investment management fees
                                    Delaware Corporate         Delaware Extended
                                        Bond Fund             Duration Bond Fund
As a percentage of average
  daily net assets                        0.03%*                    0.07%*

* Reflects a waiver of fees by the manager.


Portfolio managers

Gary A. Reed has primary responsibility for making day-to-day investment decisions for each Fund. In making investment decisions for the Funds, Mr. Reed regularly consults with H. Thomas McMeekin.

Gary A. Reed, Vice President/Senior Portfolio Manager, holds an AB in economics from the University of Chicago and an MA in economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. Mr. Reed has managed both discretionary and structured fixed-income portfolios and is experienced with a broad range of corporate fixed-income securities. Mr. Reed has been managing the Funds since their inception.

H. Thomas McMeekin, Executive Vice President and Chief Investment Officer, Fixed-Income, joined Delaware Investments in 1999. He has over 24 years of investment management experience which includes serving as President of Lincoln Investment Management, Inc., an affiliate of Delaware Investments. Mr. McMeekin holds a BA in Economics from the University of Rochester and an MBA in Finance and Accounting from Cornell University. He also completed the Advanced Management Program at Harvard Business School.

D-M  Dividend distribution   Duration              Expense ratio                                          Financial adviser
     -------------------------------------------------------------------------------------------------------------------------------
     Payments to mutual      A measurement of a    A mutual fund's total operating expenses, expressed    Financial professional
     fund shareholders of    fixed-income          as a percentage of its total net assets. Operating     (e.g., broker, banker,
     dividends passed        investment's price    expenses are the costs of running a mutual fund,       accountant, planner or
     along from the fund's   volatility. The       including management fees, offices, staff, equipment   insurance agent) who
     portfolio of            larger the number,    and expenses related to maintaining the fund's         analyzes clients'
     securities.             the greater the       portfolio of securities and distributing its shares.   finances and prepares
                             likely price change   They are paid from the fund's assets before any        personalized programs
                             for a given change    earnings are distributed to shareholders.              to meet objectives.
                             in interest rates.


     8
------

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

                                                    Board of Trustees

     Investment manager                                                                      Custodian
Delaware Management Company                             The Funds                     The Chase Manhattan Bank
    One Commerce Square                                                               4 Chase Metrotech Center
   Philadelphia, PA 19103                                                                Brooklyn, NY 11245


    Portfolio managers                  Distributor                    Service agent
 (see page 8 for details)       Delaware Distributors, L.P.    Delaware Service Company, Inc.
                                     1818 Market Street              1818 Market Street
                                   Philadelphia, PA 19103          Philadelphia, PA 19103


                                                    Financial advisers


                                                       Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.


Fixed-income securities       Government securities      Inflation              Investment goal          Management fee
------------------------------------------------------------------------------------------------------------------------------------
With fixed-income             Securities issued by the   The increase in the    The objective, such      The amount paid by a
securities, the money you     U.S. government or its     cost of goods and      as long-term capital     mutual fund to the
originally invested is paid   agencies. They include     services over time.    growth or high           investment adviser
back at a pre-specified       Treasuries as well as      U.S. inflation is      current income, that     for management
maturity date. These          agency-backed securities   frequently measured    a mutual fund pursues.   services, expressed
securities, which include     such as Fannie Maes.       by changes in the                               as an annual
government, corporate or                                 Consumer Price                                  percentage of the
municipal bonds, as well as                              Index (CPI).                                    fund's average daily
money market securities,                                                                                 net assets.
typically pay a fixed rate
of return (often referred to
as interest). See Bond.

                                                                               9
                                                                          ------

About your account
Investing in the Funds

You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Class A

Choosing a share class

o Class A shares have an up-front sales charge of up to 4.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $100,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information for details.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently 0.25%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge, except in the limited circumstances described in the table below.


Class A sales charges

----------------------------------------------------------------------------------------------------------
Amount of purchase       Sales charge as %           Sales charge as % of           Dealer's commission as
                         of offering price             amount invested               % of offering price
----------------------------------------------------------------------------------------------------------
                                                 Delaware           Delaware
                                                Corporate      Extended Duration
                                                Bond Fund           Bond Fund
----------------------------------------------------------------------------------------------------------
Less than $100,000            4.75%                4.92%              5.05%                  4.00%

$100,000 but
under $250,000                3.75%                3.98%              3.88%                  3.00%

$250,000 but
under $500,000                2.50%                2.65%              2.52%                  2.00%

$500,000 but
under $1,000,000              2.00%                2.08%              2.14%                  1.60%
----------------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year.


----------------------------------------------------------------------------------------------------------
Amount of purchase       Sales charge as %           Sales charge as % of           Dealer's commission as
                         of offering price             amount invested               % of offering price
----------------------------------------------------------------------------------------------------------
$1 million up
to $5 million                 none                          none                             1.00%

Next $20 million
Up to $25 million             none                          none                             0.50%

Amount over
$25 million                   none                          none                             0.25%
----------------------------------------------------------------------------------------------------------


M-P  Market capitalization                        Maturity                      NASD Regulation, Inc. (NASD)
     -------------------------------------------------------------------------------------------------------------------------------
     The value of a corporation determined by     The length of time until      A self-regulating organization, consisting
     multiplying the current market price of      a bond issuer must repay      of brokerage firms (including distributors
     a share of common stock by the number of     the underlying loan           of mutual funds), that is responsible for
     shares held by shareholders. A               principal to bondholders.     overseeing the actions of its members.
     corporation with one million shares
     outstanding and the market price per
     share of $10 has a market capitalization
     of $10 million.


    10
------

Class B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Funds. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first two years after you buy them, the shares will be subject to a contingent deferred sales charge of 4%. The contingent deferred sales charge is 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information for details.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (currently 0.25%). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Funds. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information for details.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



Nationally recognized statistical
rating organization (NRSRO)            Net asset value (NAV)        Preferred stock                   Principal
------------------------------------------------------------------------------------------------------------------------------------
A company that assesses the credit     The daily dollar value of    Preferred stock has preference    Amount of money
quality of bonds, commercial paper,    one mutual fund share.       over common stock in the          you invest (also
preferred and common stocks and        Equal to a fund's net        payment of dividends and          called capital).
municipal short-term issues, rating    assets divided by the        liquidation of assets.            Also refers to
the probability that the issuer of     number of shares             Preferred stocks also often       a bond's
the debt will meet the scheduled       outstanding.                 pay dividends at a fixed rate     original face
interest payments and repay the                                     and are sometimes convertible     value, due to
principal. Ratings are published                                    into common stock.                be repaid at
by such companies as Moody's                                                                          maturity.
Investors Service, Inc. (Moody's),
Standard & Poor's Ratings Group
(S&P), Duff & Phelps, Inc. (Duff),
and Fitch IBCA, Inc. (Fitch).



                                                                              11
                                                                          ------

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Share class
    Program                              How it works                        A                     B                   C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent          Through a Letter of Intent you agree to            X             Although the Letter of Intent and Rights
                          invest a certain amount in Delaware                              of Accumulation do not apply to the
                          Investments funds (except money market                           purchase of Class B and C shares, you
                          funds with no sales charge) over a                               can combine your purchase of Class A
                          13-month period to qualify for reduced                           shares with your purchase of B and C
                          front-end sales charges.                                         shares to fulfill your Letter of Intent
                                                                                           or qualify for Rights of Accumulation.

Rights of Accumulation    You can combine your holdings or                   X
                          purchases of all funds in the Delaware
                          Investments family (except money market
                          funds with no sales charge) as well as
                          the holdings and purchases of your
                          spouse and children under 21 to qualify
                          for reduced front-end sales charges.

Reinvestment of           Up to 12 months after you redeem shares,    For Class A, you     For Class B, your     Not available.
redeemed shares           you can reinvest the proceeds with no       will not have to     account will be
                          additional sales charge.                    pay an additional    credited with the
                                                                      front-end sales      contingent
                                                                      charge.              deferred sales
                                                                                           charge you
                                                                                           previously paid
                                                                                           on the amount you
                                                                                           are reinvesting.
                                                                                           Your schedule
                                                                                           for contingent
                                                                                           deferred sales
                                                                                           charges and
                                                                                           conversion to
                                                                                           Class A will not
                                                                                           start over again;
                                                                                           it will pick up
                                                                                           from the point
                                                                                           at which you
                                                                                           redeemed
                                                                                           your shares.

SIMPLE IRA, SEP          These investment plans may qualify for              X             There is no reduction in sales charges
IRA, SARSEP,             reduced sales charges by combining the                            for Class B or Class C shares for group
Prototype Profit         purchases of all members of the group.                            purchases for retirement plans.
Sharing, Pension,        Members of these groups may also qualify
401(k), SIMPLE           to purchase shares without a front-end
401(k), 403(b)(7),       sales charge and a waiver of any
and 457 Retirement       contingent deferred sales charges.
Plans
------------------------------------------------------------------------------------------------------------------------------------

P-S  Prospectus               Redeem                                    Risk                 Sales charge
     -------------------------------------------------------------------------------------------------------------------------------
     The official offering    To cash in your shares by selling them    Generally defined    Charge on the purchase or redemption of
     document that            back to the mutual fund.                  as variability       fund shares sold through financial
     describes a mutual                                                 of value; also       advisers. May vary with the amount
     fund, containing                                                   credit risk,         invested. Typically used to compensate
     information required                                               inflation risk,      financial advisers for advice and
     by the SEC, such as                                                currency and         service provided.
     investment objectives,                                             interest rate
     policies, services                                                 risk. Different
     and fees.                                                          investments
                                                                        involve different
                                                                        types and degrees
                                                                        of risk.

    12
------

How to buy shares


[GRAPHIC OMITTED]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


[GRAPHIC OMITTED]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[GRAPHIC OMITTED]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.


[GRAPHIC OMITTED]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.


[GRAPHIC OMITTED]

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.



SEC (Securities and
Exchange Commission)          Share classes               Signature guarantee        Standard deviation
------------------------------------------------------------------------------------------------------------------------------------
Federal agency established    Different classifications   Certification by a bank,   A measure of an investment's
by Congress to administer     of shares; mutual fund      brokerage firm or other    volatility; for mutual funds,
the laws governing the        share classes offer a       financial institution      measures how much a fund's
securities industry,          variety of sales charge     that a customer's          total return has typically
including mutual fund         choices.                    signature is valid;        varied from its historical
companies.                                                signature guarantees can   average.
                                                          be provided by members
                                                          of the STAMP program.


                                                                              13
                                                                          ------

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in each Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the Board of Trustees.


Retirement plans

In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in these Funds can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.


      Statement of Additional
S-V   Information (SAI)        Stock                 Total return           Treasury bills
      ------------------------------------------------------------------------------------------------------------------------------
      The document serving     An investment that    An investment          Securities issued by
      as "Part B" of a         represents a share    performance            the U.S. Treasury
      fund's prospectus        of ownership          measurement,           with maturities of
      that provides more       (equity) in a         expressed as a         one year or less.
      detailed information     corporation. Stocks   percentage, based on
      about the fund's         are often referred    the combined
      organization,            to as "equities."     earnings from
      investments,                                   dividends, capital
      policies and risks.                            gains and change in
                                                     price over a given
                                                     period.

    14
------

How to redeem shares

[GRAPHIC OMITTED]

Through your financial adviser

Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.


[GRAPHIC OMITTED]

By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.


[GRAPHIC OMITTED]

By telephone

You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.


[GRAPHIC OMITTED]

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.


[GRAPHIC OMITTED]

Through automated shareholder services

You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.



                                              Uniform Gift to Minors Act and
Treasury bonds         Treasury notes         Uniform Transfers to Minors Act         Volatility
------------------------------------------------------------------------------------------------------------------------------------
Securities issued by   Securities issued by   Federal and state laws that provide a   The tendency of an investment to go up
the U.S. Treasury      the U.S. Treasury      simple way to transfer property to a    or down in value by different
with maturities of     with maturities of     minor with special tax advantages.      magnitudes. Investments that generally
10 years or longer.    one to 10 years.                                               go up or down in value in relatively
                                                                                      small amounts are considered "low
                                                                                      volatility" investments, whereas those
                                                                                      investments that generally go up or down
                                                                                      in value in relatively large amounts are
                                                                                      considered "high volatility"
                                                                                      investments.

    15
------

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.


Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, a Fund may redeem your account after 60 days' written notice to you.



    16
------

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

--------------------------------------------------------------------------------
Automatic Investing Plan

The Automatic Investing Plan allows you to make regular monthly investments directly from your checking account.


Direct Deposit

With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as social security or direct transfers from your bank account.


Wealth Builder Option

With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.


Dividend
Reinvestment Plan

Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.


Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.


                                                                              17
                                                                          ------

Special services
(continued)

--------------------------------------------------------------------------------
MoneyLine(SM)
On Demand Service

Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.


MoneyLine
Direct Deposit Service

Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.


Systematic
Withdrawal Plan

Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.


Dividends,
distributions
and taxes

Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are paid twice a year. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from a Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time a Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year. Distributions declared in October, November or December but paid in January are taxable as if they were paid in December.


    18
------

Certain management considerations

Year 2000
As with other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Each Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Funds. The Year 2000 Problem may also adversely affect the issuers of securities in which the Funds invest. The portfolio managers and investment professionals of the Funds consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantees that, even with their due diligence efforts, they will be able to predict the affect of Year 2000 on any company or the performance of its securities.

Investments by
Fund of Funds
Each Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transactions costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on each Fund and Foundation Funds as a result of these transactions.

Financial highlights

The Financial highlights tables are intended to help you understand the Funds' financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request by calling 800.523.1918.


                                         Class                      A            B           C
-------------------------------------------------------------------------------------------------
                                                               Period      Period       Period
                                                              9/15/98(1)  9/15/98(1)   9/15/98(1)
                                                              through     through      through
Delaware Corporate Bond Fund                                  7/31/99     7/31/99      7/31/99
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $5.500      $5.500       $5.500
Income (loss) from investment operations:
Net investment income                                           0.201       0.171        0.171
Net realized and unrealized loss on investments
   and futures contracts                                       (0.216)     (0.216)      (0.216)
                                                               ------      ------       ------
Total from investment operations                               (0.015)     (0.045)      (0.045)
                                                               ------      ------       ------
Less dividends and distributions:
Dividends from net investment income                           (0.201)     (0.171)      (0.171)
Distributions from net realized gain on investments            (0.004)     (0.004)      (0.004)
                                                               ------      ------       ------
Total dividends and distributions                              (0.205)     (0.175)      (0.175)
                                                               ------      ------       ------
Net asset value, end of period                                 $5.280      $5.280       $5.280
                                                               ======      ======       ======
Total return(2)                                                 (0.34%)     (0.88%)      (0.88%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $1,377      $1,236         $303
Ratio of expenses to average net assets                          0.80%       1.55%        1.55%
Ratio of expenses to average net assets prior to
   expense limitation and fees paid indirectly                   1.26%       2.01%        2.01%
Ratio of net investment income to average net assets             5.75%       5.00%        5.00%
Ratio of net investment income to average net assets prior
   to expense limitation and fees paid indirectly                5.29%       4.54%        4.54%
Portfolio turnover                                                175%        175%         175%
-------------------------------------------------------------------------------------------------


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return reflects expense limitations.


How to read the                                    Net realized and unrealized
Financial highlights    Net investment income      gain (loss) on investments     Net asset value (NAV)     Total return
                        ------------------------------------------------------------------------------------------------------------
                        Net investment             A realized gain on             This is the value of      This represents the
                        income includes            investments occurs             a mutual fund share,      rate that an
                        dividend and               when we sell an                calculated by             investor would have
                        interest income            investment at a                dividing the net          earned or lost on an
                        earned from a Fund's       profit, while a                assets by the number      investment in a
                        investments; it is         realized loss occurs           of shares                 Fund. In calculating
                        after expenses have        when we sell an                outstanding.              this figure for the
                        been deducted.             investment at a                                          financial highlights
                                                   loss. When an                                            table, we include
                                                   investment increases                                     applicable fee
                                                   or decreases in                                          waivers, exclude
                                                   value but we do not                                      front-end and
                                                   sell it, we record                                       contingent deferred
                                                   an unrealized gain                                       sales charges, and
                                                   or loss. The amount                                      assume the
                                                   of realized gain per                                     shareholder has
                                                   share that we pay to                                     reinvested all
                                                   shareholders, if                                         dividends and
                                                   any, is listed under                                     realized gains.
                                                   "Less dividends and
                                                   distributions-Distributions
                                                   from net realized
                                                   gain on
                                                   investments."



                                           Class                    A           B            C
-------------------------------------------------------------------------------------------------
                                                               Period      Period       Period
                                                              9/15/98(1)  9/15/98(1)   9/15/98(1)
                                                              through     through      through
Delaware Extended Duration Bond Fund                          7/31/99     7/31/99      7/31/99
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $5.500      $5.500       $5.500
Income (loss) from investment operations:
Net investment income                                           0.206       0.172        0.180
Net realized and unrealized loss on investments
   and futures contracts                                       (0.347)     (0.347)      (0.347)
                                                               ------      ------       ------
Total from investment operations                               (0.141)     (0.175)      (0.167)
                                                               ------      ------       ------
Less dividends and distributions:
Dividends from net investment income                           (0.206)     (0.172)      (0.180)
Distributions from net realized gain on investments            (0.003)     (0.003)      (0.003)
                                                               ------      ------       ------
Total dividends and distributions                              (0.209)     (0.175)      (0.183)
                                                               ------      ------       ------
Net asset value, end of period                                 $5.150      $5.150       $5.150
                                                               ======      ======       ======
Total return(2)                                                 (2.68%)     (3.28%)      (3.15%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $1,042      $  114       $   58
Ratio of expenses to average net assets                          0.80%       1.55%        1.55%
Ratio of expenses to average net assets prior to
   expense limitation and fees paid indirectly                   1.27%       2.02%        2.02%
Ratio of net investment income to average net assets             5.88%       5.13%        5.13%
Ratio of net investment income to average net assets prior
   to expense limitation and fees paid indirectly                5.41%       4.66%        4.66%
Portfolio turnover                                                201%        201%         201%
-------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return reflects expense limitations.


How to read the
Financial highlights                             Ratio of expenses to    Ratio of net investment
(continued)               Net assets             average net assets      income to average net assets      Portfolio turnover
                          -----------------------------------------------------------------------------------------------------
                          Net assets represent   The expense ratio is    We determine this                 This figure tells
                          the total value of     the percentage of       ratio by dividing                 you the amount of
                          all the assets in a    net assets that a       net investment                    trading activity in
                          Fund's portfolio,      fund pays annually      income by average                 a fund's portfolio.
                          less any               for operating           net assets.                       For example, a fund
                          liabilities, that      expenses and                                              with a 50% turnover
                          are attributable to    management fees.                                          has bought and sold
                          that class of the      These expenses                                            half of the value of
                          Fund.                  include accounting                                        its total investment
                                                 and administration                                        portfolio during the
                                                 expenses, services                                        stated period.
                                                 for shareholders,
                                                 and similar
                                                 expenses.


Delaware
Corporate Bond
Fund

Delaware
Extended Duration
Bond Fund


Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Funds from your financial adviser.

You can find reports and other information about the Funds on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site

www.delawareinvestments.com

E-mail

service@delinvest.com

Shareholder Service Center

800.523.1918

Call the Shareholder Service Center:
Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o  For fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-2071

Delaware Corporate Bond Fund
                                               CUSIP         NASDAQ
                                               -----         ------
A Class                                      245908785       DGCAX
B Class                                      245908777       DGCBX
C Class                                      245908769       DGCCX

Delaware Extended Duration Bond Fund
                                               CUSIP         NASDAQ
                                               -----         ------
A Class                                      245908835       DEEAX
B Class                                      245908827       DEEBX
C Class                                      245908819       DEECX



DELAWARE(SM)
INVESTMENTS
-----------
Philadelphia o London



P-460 [--] PP 9/99

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Delaware
Corporate Bond
Fund

Delaware Extended
Duration Bond
Fund

Institutional Class

Prospectus September 29, 1999

Current Income Funds

(photo of illustration from
current income brochure)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of contents

-----------------------------------------------------------------
Fund profile                                               page 2
Delaware Corporate Bond Fund                                    2
Delaware Extended Duration Bond Fund                            2
-----------------------------------------------------------------
How we manage the Funds                                    page 4
Our Investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Funds                             7
-----------------------------------------------------------------
Who manages the Funds                                      page 8
Investment manager                                              8
Portfolio managers                                              8
Fund administration (Who's who)                                 9
-----------------------------------------------------------------
About your account                                        page 10
Investing in the Funds                                         10
How to buy shares                                              11
How to redeem shares                                           13
Account minimum                                                14
Exchanges                                                      14
Dividends, distributions and taxes                             14
-----------------------------------------------------------------
Certain management considerations                         page 15
-----------------------------------------------------------------
Financial highlights                                      page 16

Profile: Delaware Corporate Bond Fund
         Delaware Extended Duration
         Bond Fund

What are the Funds' goals?
Both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund seek to provide investors with total return. Although each Fund will strive to achieve its goal, there is no assurance that it will.

Who should invest in the Funds
o Investors with medium or long-range goals.
o Investors looking for a bond investment to help balance their investments in stocks or more aggressive securities.
o Investors who are looking for an income investment that can provide total return opportunities through the automatic reinvestment of income dividends.

Who should not invest in the Funds
o Investors with very short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o Investors seeking long-term growth of capital.

What are the Funds' main investment strategies? We invest primarily in corporate bonds. Our focus is on corporate bonds that have investment-grade credit ratings from a nationally recognized statistical ratings organization (NRSRO). The bonds we select for the portfolio are typically rated BBB and above by Standard and Poor's Ratings Group or Baa and above by Moody's Investors Service, Inc. We may also invest in unrated bonds, if we believe their credit quality is comparable to bonds that have investment-grade ratings.

The most significant difference between the two Funds is in their return potential and their risk profiles as determined by the average duration of the bonds in each Fund's portfolio. Duration measures a bond's sensitivity to interest rates by indicating the approximate change in a bond or bond fund's price given a 1% change in interest rates. We generally keep Delaware Corporate Bond Fund's duration between four and seven years. This is a more conservative strategy than that of Delaware Extended Duration Bond Fund, which will typically have a duration between eight and 11 years.

What are the main risks of investing in the Funds? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of a Fund's investments. These Funds will be affected by changes in bond prices, particularly as a result of changes in interest rates. They may also be affected by economic conditions which may hinder a company's ability to make interest and principal payments on its debt. For a more complete discussion of risk, please turn to page 7.

An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in either Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss these Funds with your financial adviser to determine whether they are an appropriate choice for you.

What are the Funds' fees and expenses?

----------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid                 Maximum sales charge (load) imposed on
directly from your investments when            purchases as a percentage of offering price               none
you buy or sell shares of the               Maximum contingent deferred sales charge (load)
Funds.                                         as a percentage of original purchase price or
                                               redemption price, whichever is lower                      none
                                            Maximum sales charge (load) imposed on
                                               reinvested dividends                                      none
                                            Redemption fees                                              none
                                            Exchange Fees(1)                                             none
----------------------------------------------------------------------------------------------------------------------------------


Annual fund operating expenses are deducted from each Fund's assets.
--------------------------------------------------------------------------------
                                  Delaware Corporate  Delaware Extended Duration
                                           Bond Fund                   Bond Fund
--------------------------------------------------------------------------------
  Management fees                              0.50%                      0.55%
  Distribution and service
   (12b-1) fees                                 none                       none
  Other expenses                               0.51%                      0.47%
  Total annual fund operating
   expenses                                    1.01%                      1.02%
  Fee waivers and payments(2)                 (0.46%)                    (0.47%)
  Net expenses                                 0.55%                      0.55%

The example below is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------------------------------------------------------------
                                  Delaware Corporate  Delaware Extended Duration
                                           Bond Fund                   Bond Fund
--------------------------------------------------------------------------------
Without expense limitation
  1 year                                        $103                      $104
  3 years                                       $322                      $325
  5 years                                       $558                      $536
  10 years                                    $1,236                    $1,248

--------------------------------------------------------------------------------
                                  Delaware Corporate  Delaware Extended Duration
                                           Bond Fund                   Bond Fund
--------------------------------------------------------------------------------
With expense limitation(2)
  1 year                                         $56                       $56
  3 years                                       $176                      $176
  5 years                                       $307                      $307
  10 years                                      $689                      $689

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has contracted to waive fees and pay expenses from October 1, 1999 through September 30, 2000 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.55% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

How we manage the Funds

Investment strategy
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Funds. Following are descriptions of how the portfolio managers pursue the Funds' investment goals.

The Funds strive to provide shareholders with total return through a combination of income and capital appreciation from the bonds in their portfolios. We invest primarily in corporate bonds, with a strong emphasis on those that are rated in the four highest credit categories by an NRSRO. We may also invest in high-yielding, lower quality corporate bonds (also called "junk bonds"). These may involve greater risk because the companies issuing the bonds have lower credit ratings and may have difficulty making interest and principal payments.

In selecting bonds we conduct a careful analysis of economic factors, industry-related information and the underlying financial stability of the company issuing the bond.

Choosing Between Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

We manage both Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund using the same fundamental strategy. The main difference between the two Funds is in their return potential and the corresponding risk associated with each Fund. Delaware Corporate Bond Fund is the more conservative of the two Funds and might be appropriate for investors who desire less potential for fluctuation of their share price. We generally keep Delaware Corporate Bond Fund's duration between four and seven years. Delaware Extended Duration Bond Fund will typically have a duration between eight and 11 years. This longer duration gives Delaware Extended Duration Bond Fund greater income potential as well as greater appreciation potential when interest rates decline.

Each Fund's investment objective--to seek to provide investors with total return--is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became official.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

How to use
this glossary
This glossary includes definitions of investment terms used throughout the prospectus. If you would like to know the meaning of an investment term that is not explained in the text, please check the glossary.

Glossary A-C  Amortized cost                             Average maturity
              -------------------------------------------------------------------------------
              Amortized cost is a method used to value   An average of when the individual
              a fixed-income security that starts with   bonds and other debt securities held
              the face value of the security and then    in a portfolio will mature.
              adds or subtracts from that value
              depending on whether the purchase price
              was greater or less than the value of
              the security at maturity. The amount
              greater or less than the par value is
              divided equally over the time remaining
              until maturity.

4

The securities we typically invest in

Fixed-income securities generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------------
              Securities                                                   How we use them
-----------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued       We will invest at least 65% of each Fund's assets in investment-grade
by a corporation.                              corporate bonds.

Debt securities within the top three
categories are known as high-grade bonds
and are regarded as having a strong
ability to pay principal and interest.
Securities in the fourth category are
known as medium-grade bonds and are
regarded as having an adequate capacity
to pay principal and interest but with
greater vulnerability to adverse
economic conditions and speculative
characteristics.
-----------------------------------------------------------------------------------------------------------------------------------
High-yield corporate bonds: Debt               Both Funds may invest up to 20% of net assets in high-yield corporate bonds.
obligations issued by a corporation and
rated lower than investment grade by an        We carefully evaluate an individual company's financial situation, its
NRSRO such as S&P or Moody's. High-yield       management, the prospects for its industry and the technical factors related to
bonds are higher risk securities issued        its bond offering. Our goal is to identify those companies that we believe will
by corporations that have poor credit          be able to repay their debt obligations in spite of poor ratings. The Funds may
quality and may have difficulty repaying       invest in unrated bonds if we believe their credit quality is comparable to the
principal and interest.                        rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.
-----------------------------------------------------------------------------------------------------------------------------------
U.S. government securities: Direct U.S.        The Funds may invest in direct U.S. government obligations; however, these
obligations including bills, notes,            securities will typically be a smaller percentage of the portfolio because they
bonds as well as other debt securities         generally do not offer as high a level of current income as other fixed-income
issued by the U.S. Treasury and                securities the Funds may invest in.
securities of U.S. government agencies
or instrumentalities.
-----------------------------------------------------------------------------------------------------------------------------------
Zero coupon bonds and payment-in-kind          We may invest in zero coupon bonds and payment-in-kind bonds. We expect
bonds: Zero coupon securities are debt         payment-in-kind bonds to be a less significant component of our strategy. The
obligations which do not entitle the           market prices of these bonds are generally more volatile than the market prices
holder to any periodic payments of             of securities that pay interest periodically and are likely to react to changes
interest prior to maturity or a                in interest rates to a greater degree than interest-paying bonds having similar
specified date when the securities begin       maturities and credit quality. They may have certain tax consequences which,
paying current interest. Therefore, they       under certain conditions, could be adverse to the Funds.
are issued and traded at a price lower
than their face amounts or par value.
Payment-in-kind bonds pay interest or
dividends in the form of additional
bonds or preferred stock.
-----------------------------------------------------------------------------------------------------------------------------------
Foreign corporate and government               Each Fund may invest up to 15% of its net assets in securities of issuers in
securities: Debt obligations issued by a       foreign countries.
foreign corporation and securities
issued by foreign governments.
-----------------------------------------------------------------------------------------------------------------------------------
Corporate commercial paper: Short-term         We may invest in commercial paper that is rated P-1 or P-2 by Moody's and/or
debt obligations with maturities ranging       A-1 or A-2 by S&P. We may also invest in unrated commercial paper if we
from two to 270 days, issued by                determine its quality is comparable to these quality ratings.
companies.
-----------------------------------------------------------------------------------------------------------------------------------


Bond                                          Bond ratings                                  Capital
-----------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by       Independent evaluations of                    The amount of money you invest.
a company, municipality or government         creditworthiness, ranging from Aaa/AAA
agency. In return for lending money to        (highest quality) to D (lowest quality).
the issuer, a bond buyer generally            Bonds rated Baa/BBB or better are
receives fixed periodic interest              considered investment grade. Bonds rated
payments and repayment of the loan            Ba/BB or lower are commonly known as
amount on a specified maturity date. A        junk bonds. See also Nationally
bond's price changes prior to maturity        recognized statistical rating
and is inversely related to current           organization.
interest rates. When interest rates
rise, bond prices fall, and when
interest rates fall, bond prices rise.

-----------------------------------------------------------------------------------------------------------------------------------
              Securities                                                   How we use them
-----------------------------------------------------------------------------------------------------------------------------------
Short-term debt or money market                Each Fund may hold short-term debt or money market securities pending an
instruments: Very short-term debt              investment in other securities or when the manager feels that it is prudent to
securities generally considered to be          do so because of market conditions. All short-term instruments held by the Funds
equivalent to cash.                            must be of the highest quality as rated by an NRSRO or determined to be of comparable quality by the Funds' manager.
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement            Typically, we use repurchase agreements as a short-term investment for our
between a buyer and seller of securities       cash position. In order to enter into these repurchase agreements, we must have
in which the seller agrees to buy the          collateral of at least 102% of the repurchase price.
securities back within a specified time
at the same price the buyer paid for
them, plus an amount equal to an agreed
upon interest rate. Repurchase
agreements are often viewed as
equivalent to cash.
-----------------------------------------------------------------------------------------------------------------------------------

Restricted securities: Privately placed        We may invest in privately placed securities that are eligible for resale
securities whose resale is restricted          only among certain institutional buyers without registration, including Rule
under securities law.                          144A Securities. Restricted securities that are determined to be illiquid may not exceed a Fund's 15% limit on illiquid securities, which is described below.
-----------------------------------------------------------------------------------------------------------------------------------
Interest rate swap and index swap              Interest rate swaps may be used to adjust a Fund's sensitivity to interest
agreements: In an interest rate swap, a        rates by changing its duration. We may also use interest rate swaps to hedge
fund receives payments from another            against changes in interest rates. We use index swaps to gain exposure to
party based on a floating interest rate        markets that a Fund invests in, such as the corporate bond market. We may also
in return for making payments based on a       use index swaps as a substitute for futures, options or forward contracts if
fixed interest rate. An interest rate          such contracts are not directly available to a Fund on favorable terms.
swap can also work in reverse, with a
fund receiving payments based on a fixed       Interest rate swaps and index swaps will be considered illiquid securities
interest rate and making payments based        (see below).
on a floating interest rate. In an index
swap, a fund receives gains or incurs
losses based on the total return of an
index, in exchange for making fixed or
floating interest rate payments to
another party.
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do        We may invest up to 15% of total assets in illiquid securities.
not have a ready market, and cannot be
easily sold, if at all, at approximately
the price that a fund has valued them.
-----------------------------------------------------------------------------------------------------------------------------------

The Funds may also invest in other types of income-producing securities including common stocks, preferred stocks and warrants. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities      Each Fund may lend up to 25% of its assets to qualified
brokers, dealers and institutional investors for its use in security transactions.

Borrowing from banks      Each Fund may borrow money as a temporary measure for
extraordinary purposes or to facilitate redemptions. To the extent that it does so, a Fund may be unable to meet its investment objective. A Fund will not borrow money in excess of one-third of the value of its respective net assets.

Purchasing securities on a when-issued or delayed delivery basis      Each Fund
may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

Portfolio turnover      We anticipate that each Fund's annual portfolio turnover
may exceed 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for the Funds.

                                                                                         Consumer Price
C-D    Capital appreciation    Capital gains distributions        Compounding            Index (CPI)
       --------------------------------------------------------------------------------------------------------------
       An increase in the      Payments to mutual fund            Earnings on an         Measurement of U.S.
       value of an             shareholders of profits            investment's           inflation;
       investment.             (realized gains) from the sale     previous earnings.     represents the price
                               of a fund's portfolio                                     of a basket of
                               securities. Capital gains may                             commonly purchased
                               be either short-term gains or                             goods.
                               long-term gains.

6

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. You should consider an investment in a Fund to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when you invest in the Funds. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-----------------------------------------------------------------------------------------------------------------------------------
              Securities                                                   How we use them
-----------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a           We maintain a long-term investment approach and focus on high quality individual
majority of the securities in a certain         bonds that we believe can provide a steady stream of income regardless of
market - like the stock or bond market          interim fluctuations in the bond market. We do not try to predict overall
will decline in value because of factors        interest rate movements and do not buy and sell securities for short-term
such as economic conditions, future             purposes.
expectations or investor confidence.
Index swaps are subject to the same             We may hold a substantial part of each Fund's assets in cash or cash equivalents
market risks as the investment market or        as a temporary, defensive strategy.
sector that the index represents.
Depending on the actual movements of the        In evaluating the use of an index swap, we carefully consider how market changes
index and how well the portfolio                could affect the swap and how that compares to us investing directly in the
managers forecast those movements, a            market the swap is intended to represent.
fund could experience a higher or lower
return than anticipated.
-----------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that             Interest rate risk is a significant risk for these Funds. In striving to manage
securities will decrease in value if            this risk, we monitor economic conditions and the interest rate environment and
interest rates rise. The risk is greater        may adjust each Fund's duration or average maturity as a defensive measure
for bonds with longer maturities than           against interest rate risk.
for those with shorter maturities.
                                                A Fund will not invest in interest rate or index swaps with maturities of more
Swaps may be particularly sensitive to          than two years. Each business day we will calculate the amount a Fund must pay
interest rate changes. Depending on the         for any swaps it holds and will segregate enough cash or other liquid securities
actual movements of interest rates and          to cover that amount.
how well the portfolio manager
anticipates them, a fund could
experience a higher or lower return than
anticipated. For example, if a fund
holds interest rate swaps and is
required to make payments based on
variable interest rates, it will have to
make increased payments if interest
rates rise, which will not necessarily
be offset by the fixed-rate payments it
is entitled to receive under the swap
agreement.
-----------------------------------------------------------------------------------------------------------------------------------
Credit risk is the possibility that a           We strive to minimize credit risk by investing primarily in higher quality,
bond's issuer (or an entity that insures        investment-grade corporate bonds.
the bond) will be unable to make timely
payments of interest and principal.             Any portion of the portfolio that is invested in high-yielding, lower quality corporate bonds is subject to greater credit risk. We strive to manage that risk
Investing in so-called "junk" or                through careful bond selection, by limiting the percentage of the portfolio that
"high-yield" bonds entails the risk of          can be invested in lower quality bonds and by maintaining a diversified
principal loss, which may be greater            portfolio of bonds representing a variety of industries and issuers.
than the risk involved in investment
grade bonds, particularly in times of           When selecting dealers with whom we would make interest rate or index swap
economic declines. High-yield bonds are         agreements, we focus on those with high quality ratings and do careful credit
sometimes issued by companies whose             analysis before investing.
earnings at the time the bond is issued
are less than the projected debt
payments on the bonds.
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that          We limit the percentage of the portfolio that can be invested in illiquid
securities cannot be readily sold,              securities.
within seven days at approximately the
price that a fund has valued them.
-----------------------------------------------------------------------------------------------------------------------------------


Corporate bond         Depreciation           Diversification           Dividend distribution      Duration
-----------------------------------------------------------------------------------------------------------------------------------
A debt security        A decline in an        The process of            Payments to mutual         A measurement of a
issued by a            investment's value.    spreading                 fund shareholders of       fixed-income
corporation. See                              investments among a       dividends passed           investment's price
Bond.                                         number of different       along from the             volatility. The
                                              securities, asset         fund's portfolio of        larger the number,
                                              classes or                securities.                the greater the
                                              investment styles to                                 likely price change
                                              reduce the risks of                                  for a given change
                                              investing.                                           in interest rates.

Who manages the Funds

Investment
manager


The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid fees for the last fiscal year as follows:

                                                     Investment management fees
--------------------------------------------------------------------------------
                                        Delaware Corporate     Delaware Extended
                                                 Bond Fund    Duration Bond Fund
--------------------------------------------------------------------------------
  As a percentage of average daily net assets       0.03%*                0.07%*
--------------------------------------------------------------------------------

*Reflects a waiver of fees by the manager.

Portfolio
managers

Gary A. Reed has primary responsibility for making day-to-day investment decisions for each Fund. In making investment decisions for the Funds, Mr. Reed regularly consults with H. Thomas McMeekin.

Gary A. Reed, Vice President/Senior Portfolio Manager, holds an AB in economics from the University of Chicago and an MA in economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department at Irving Trust Company in New York. Mr. Reed has managed both discretionary and structured fixed-income portfolios and is experienced with a broad range of corporate fixed-income securities. Mr. Reed has been managing the Funds since their inception.

H. Thomas McMeekin, Executive Vice President and Chief Investment Officer, Fixed-Income, joined Delaware Investments in 1999. He has over 24 years of investment management experience which includes serving as President of Lincoln Investment Management, Inc., an affiliate of Delaware Investments. Mr. McMeekin holds a BA in economics from the University of Rochester and an MBA in finance and accounting from Cornell University. He also completed the Advanced Management Program at Harvard Business School.


E-M   Expense ratio                          Fixed-income securities
      --------------------------------------------------------------------------
      A mutual fund's total operating        With fixed-income securities, the
      expenses, expressed as a percentage    money you originally invested is
      of its total net assets. Operating     paid back at a pre-specified
      expenses are the costs of running a    maturity date. These securities,
      mutual fund, including management      which include government, corporate
      fees, offices, staff, equipment and    or municipal bonds, as well as
      expenses related to maintaining the    money market securities, typically
      fund's portfolio of securities and     pay a fixed rate of return (often
      distributing its shares. They are      referred to as interest). See Bond.
      paid from the fund's assets before
      any earnings are distributed to
      shareholders.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

                                                               Board of Trustees

   Investment manager                                                                                         Custodian
Delaware Management Company                                                                            The Chase Manhattan Bank
   One Commerce Square                                             The Funds                           4 Chase Metrotech Center
  Philadelphia, PA 19103                                                                                 Brooklyn, NY 11245


                                                   Distributor                                 Service agent
                                           Delaware Distributors, L.P.                 Delaware Service Company, Inc.
   Portfolio managers                          1818 Market Street                           1818 Market Street
(see page 8 for details)                     Philadelphia, PA 19103                       Philadelphia, PA 19103

                                                                  Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.


Government securities        Inflation                     Investment goal              Management fee
--------------------------------------------------------------------------------------------------------------------------
Securities issued by the     The increase in the cost      The objective, such as       The amount paid by a
U.S. government or its       of goods and services         long-term capital growth     mutual fund to the
agencies. They include       over time. U.S. inflation     or high current income,      investment adviser for
Treasuries as well as        is frequently measured by     that a mutual fund           management services,
agency-backed securities     changes in the Consumer       pursues.                     expressed as an annual
such as Fannie Maes.         Price Index (CPI).                                         percentage of the fund's
                                                                                        average daily net assets.


About your account

Investing in
the Funds
Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the manager or its affiliates and securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services; and

o clients of brokers or dealers affiliated with a broker or dealer, if such broker or dealer has entered into an agreement with the Distributor providing specifically for the purchase of shares of the Classes in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in shares of the Classes through a broker or agent that offers these special products.

M-P  Market capitalization                       Maturity                    NASD Regulation, Inc. (NASD)
     ----------------------------------------------------------------------------------------------------------------------
     The value of a corporation determined by    The length of time until    A self-regulating organization, consisting
     multiplying the current market price of     a bond issuer must repay    of brokerage firms (including distributors
     a share of common stock by the number of    the underlying loan         of mutual funds), that is responsible for
     shares held by shareholders. A corporation  principal to bondholders.   overseeing the actions of its members.
     with one million shares outstanding and
     the market price per share of $10 has a
     market capitalization of $10 million.

        10
----------

How to buy shares

By mail
[GRAPHIC OMITTED]
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

By wire
[GRAPHIC OMITTED]
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4050 so we can assign you an account number.

By exchange
[GRAPHIC OMITTED]
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

Through your financial adviser
[GRAPHIC OMITTED]
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

Nationally recognized statistical rating                Net asset value (NAV)             Preferred stock
organization (NRSRO)
----------------------------------------------------------------------------------------------------------------------------------->
A company that assesses the credit quality of bonds,    The daily dollar value of one     Preferred stock has preference over
commercial paper, preferred and common stocks and       mutual fund share. Equal to       common stock in the payment of
municipal short-term issues, rating the probability     a fund's net assets divided       dividends and liquidation of assets.
that the issuer of the debt will meet the scheduled     by the number of shares           Preferred stocks also often pay dividends
interest payments and repay the principal. Ratings      outstanding.                      at a fixed rate and are sometimes
are published by such companies as Moody's Investors                                      convertible into common stock.
Service, Inc.(Moody's), Standard & Poor's Ratings
Group (S&P), Duff & Phelps, Inc.(Duff), and Fitch
IBCA, Inc. (Fitch).

                                                                      11
                                                                      ----------

How to buy shares
(continued)

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in each Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at fair market value using a method approved by the Board of Trustees.

P-S   Principal                               Prospectus                                         Redeem
-----------------------------------------------------------------------------------------------------------------------------
      Amount of money you invest (also        The official offering document that describes a    To cash in your shares by
      called capital). Also refers to         mutual fund, containing information required       selling them back to the
      a bond's original face value, due to    by the SEC, such as investment objectives,         mutual fund.
      be repaid at maturity.                  policies, services and fees.




        12
----------

How to redeem
shares

By mail
[GRAPHIC OMITTED]
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 215.255.8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

By telephone
[GRAPHIC OMITTED]
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

By wire
[GRAPHIC OMITTED]
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

Through your financial adviser
[GRAPHIC OMITTED]
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

                                              SEC (Securities and
Risk                                          Exchange Commission)                 Signature guarantee
------------------------------------------------------------------------------------------------------------------------------------
Generally defined as variability of value;    Federal agency established by        Certification by a bank, brokerage firm or other
also credit risk, inflation risk, currency    Congress to administer the laws      financial institution that a customer's
and interest rate risk. Different             governing the securities industry,   signature is valid; signature guarantees can
investments involve different types and       including mutual fund companies.     be provided by members of the STAMP program.
degrees of risk.

                                                                      13
                                                                      ----------

How to redeem shares
(continued)
If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value as determined on the business day we receive your request. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, a Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.


Dividends,
distributions and
taxes
Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are paid twice a year. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from a Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time a Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year. Distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

                                      Statement of Additional
      Standard deviation              Information (SAI)                   Stock                     Total return
----------------------------------------------------------------------------------------------------------------------------------
S-V   A measure of an                 The document serving as "Part       An investment that        An investment performance
      investment's volatility; for    B" of a fund's prospectus that      represents a share of     measurement, expressed as
      mutual funds, measures          provides more detailed              ownership (equity) in     a percentage, based on the
      how much a fund's total         information about the fund's        a corporation. Stocks     combined earnings from
      return has typically varied     organization, investments,          are often referred to     dividends, capital gains and
      from its historical average.    policies and risks.                 as "equities."            change in price over a
                                                                                                    given period.

        14
----------

Certain management considerations

Year 2000
As with other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Each Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Funds. The Year 2000 Problem may also adversely affect the issuers of securities in which the Funds invest. The portfolio managers and investment professionals of the Funds consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantees that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

Investments by
Fund of Funds
Each Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transactions costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on each Fund and Foundation Funds as a result of these transactions.

Treasury bills          Treasury bonds         Treasury notes          Volatility
------------------------------------------------------------------------------------------------------------------------------------
Securities issued by    Securities issued by   Securities issued by    The tendency of an investment to go up or down in
the U.S. Treasury       the U.S. Treasury      the U.S. Treasury       value by different magnitudes. Investments that
with maturities of      with maturities of     with maturities of      generally go up or down in value in relatively
one year or less.       10 years or longer.    one to 10 years.        small amounts are considered "low volatility"
                                                                       investments, whereas those investments that
                                                                       generally go up or down in value in relatively
                                                                       large amounts are considered "high volatility"
                                                                       investments.

                                                                              15
                                                                      ----------

Financial highlights

The Financial highlights table is intended to help you understand the Funds' financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request by calling 800.523.1918.


                                                                    Delaware Corporate    Delaware Extended
                                                                             Bond Fund   Duration Bond Fund
-----------------------------------------------------------------------------------------------------------
                                                                                Period             Period
                                                                            9/15/98(1)          9/15/98(1)
                                                                               through             through
               Institutional Class                                             7/31/99             7/31/99
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $5.500              $5.500

Income (loss) from investment operations:

Net investment income                                                           0.212              0.215

Net realized and unrealized loss on investments and futures contracts          (0.216)            (0.347)
                                                                               -------            -------

Net increase in net assets from investment operations                          (0.004)            (0.132)
                                                                               -------            -------

Less dividends and distributions:
Dividends from net investment income                                           (0.212)            (0.215)

Distributions from net realized gain on investments                            (0.004)            (0.003)
                                                                               -------            -------

Total dividends and distributions                                              (0.216)            (0.218)
                                                                               -------            -------

Net asset value, end of period                                                 $5.280             $5.150
                                                                               =======            =======

Total return(2)                                                                (0.14%)            (2.52%)
Ratios and supplemental data:

Net assets, end of period (000 omitted)                                       $55,201            $55,631

Ratio of expenses to average net assets                                          0.55%             0.55%

Ratio of expenses to average net assets prior to expense limitation
   and fees paid indirectly                                                     1.01%              1.02%

Ratio of net investment income to average net assets                            6.00%              6.13%

Ratio of net investment income to average net assets prior
   to expense limitation and fees paid indirectly                               5.54%              5.66%

Portfolio turnover                                                               175%               201%
--------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return reflects expense limitations.


        16
----------

How to read the
Financial highlights
                     ---------------------------------------------------------------------------------------------------------------
Net investment income Net            Net asset value                Net assets                      Ratio of net investment
investment income includes           (NAV)                          Net assets represent the        income to average net
dividend and interest income         This is the value of a         total value of all the          assets
earned from a Fund's                 mutual fund share,             assets in a Fund's              We determine this ratio by
investments; it is after             calculated by dividing the     portfolio, less any             dividing net investment
expenses have been deducted.         net assets by the number of    liabilities, that are           income by average net
                                     shares outstanding.            attributable to that class      assets.
Net realized on investments                                         of the Fund.
and unrealized gain (loss) on        Total return                                                   Portfolio turnover
investments A realized gain          This represents the rate       Ratio of expenses to            This figure tells you the
on investments occurs when we        that an investor would have    average net assets              amount of trading activity
sell an investment at a              earned or lost on an           The expense ratio is the        in a fund's portfolio. For
profit, while a realized loss        investment in a Fund. In       percentage of net assets        example, a fund with a 50%
occurs when we sell an               calculating this figure for    that a fund pays annually       turnover has bought and
investment at a loss. When an        the financial highlights       for operating expenses and      sold half of the value of
investment increases or              table, we include              management fees. These          its total investment
decreases in value but we do         applicable fee waivers, and    expenses include accounting     portfolio during the stated
not sell it, we record an            assume the shareholder has     and administration              period.
unrealized gain or loss. The         reinvested all dividends       expenses, services for
amount of realized gain per          and realized gains.            shareholders, and similar
share that we pay to                                                expenses.
shareholders, if any, is
listed under "Less dividends
and distributions--Distributions
from net realized gain on
investments."

                                                                              17
                                                                      ----------

Delaware
Corporate Bond
Fund

Delaware
Extended Duration
Bond Fund

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Funds from your financial adviser.

You can find reports and other information about the Funds on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330

Web site
www.delawareinvestments.com

E-mail

service@delinvest.com

Client Services Representative

800.510.4050

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-2071

Delaware Corporate Bond Fund Symbol
                                                          CUSIP         NASDAQ
                                                          -----         ------
Institutional Class                                     245908751       DGCIX

Delaware Extended Duration Bond Fund Symbol
                                                          CUSIP         NASDAQ
                                                          -----         ------
Institutional Class                                     245908793       DEEIX


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia * London